UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY	14450
(Address of principal executive offices)	(Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450
(Name and address of agent for service)

Registrant’s telephone number, including area code:    585-325-6880

Date of fiscal year end:    October 31, 2008

Date of reporting period:    November 1, 2007 through October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1:	REPORTS TO STOCKHOLDERS

Manning & Napier Fund, Inc.

TAX MANAGED SERIES	|	Annual Report - October 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Although its returns were negative, the Tax Managed Series outperformed the Russell 3000® Index for the twelve months ended October 31, 2008. The Series continues to outperform the index over the current market cycle time period (beginning April 1, 2000).

For global investors, the past year has been challenging to say the least. From October 2007 highs, U.S. equity markets were down more than 35% through October 31, 2008. Economic news is not much better, with slowing global growth, and continued fallout from the credit crisis hanging over the economy. While this has resulted in negative returns over the course of the year, it has also resulted in historically low valuations for many U.S. stocks.

Late in 2007, we selectively trimmed positions in the Information Technology and Consumer Staples sectors, where investment themes were playing out and valuations reflected higher expectations going forward. Many of our holdings with themes linked to global growth began to hit fair value, which allowed us to take gains. As a result, we also lightened our allocation to Energy stocks late in the year, and have remained underweight compared to the benchmark since then.

We took advantage of the increased volatility and short-term weakness in the first quarter of 2008 to reinitiate positions in several Information Technology stocks that we had reduced in 2007, as well as to add to areas in the Health Care sector. Given reasonable valuations in many areas of the market prior to this year, we used the market volatility in 2008 both to opportunistically buy more of existing holdings that were trading at more attractive levels and to upgrade into new holdings with stronger competitive positioning that now met our pricing disciplines.

Currently, our largest sector weightings remain Information Technology and Health Care, specifically focused on areas that are less sensitive to slowing U.S. consumer spending. We continue to have comparatively small positions in both Energy and Financials relative to the benchmark. Our small position in Financials has helped relative performance over the course of the year in light of the credit crisis. While the small position in Energy detracted from returns in the first half of 2008, it has added value relative to the benchmark so far in the second half of the year.

Through the first half of 2008, we increased the Series’ holdings in industry leaders in the Industrials and transportation sectors that were gaining market share in the face of higher energy costs, primarily at the expense of their weaker competitors. The declines in energy and commodity prices benefited these holdings to a greater extent than the overall market, and drove significant relative outperformance during the third quarter of 2008.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2008 (unaudited)

	Average Annual Total Returns As of October 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Tax Managed Series
Returns Before Taxes[2,4]	-33.62%	4.01%	5.76%	7.63%
Returns After Taxes on Distributions[3,4]	-33.94%	3.13%	5.19%	7.14%
Returns After Taxes on Distributions and Sale of Series Shares[3,4]	-21.14%	3.65%	5.05%	6.80%
Russell 3000® Index[5]	-36.60%	0.46%	1.05%	5.80%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2008 to the Russell 3000® Index.

1Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.

2Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2008, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.40% for the year ended October 31, 2008.

3Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

4The Series’ performance is historical and may not be indicative of future results.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08
Actual	$1,000.00	$725.80	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2008 (unaudited)

Sector Allocation1

1As a percentage of net assets.

4

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS - 98.3%

Consumer Discretionary - 13.2%
Hotels, Restaurants & Leisure - 2.6%
Carnival Corp.	15,810	$401,574

Household Durables - 1.0%
Fortune Brands, Inc.	4,300	164,002

Media - 6.1%
Charter Communications, Inc. - Class A*	96,410	42,420
Comcast Corp. - Class A	29,010	457,198
Scripps Networks Interactive - Class A	8,380	237,992
The Walt Disney Co.	8,270	214,193

		951,803

Specialty Retail - 3.5%
The Home Depot, Inc.	11,380	268,454
Lowe’s Companies, Inc.	12,460	270,382

		538,836

Total Consumer Discretionary		2,056,215

Consumer Staples - 8.0%
Food Products - 6.7%
Dean Foods Co.*	8,810	192,587
Nestle S.A. (Switzerland) (Note 7)	6,440	249,978
Unilever plc - ADR (United Kingdom) (Note 7)	26,660	601,450

		1,044,015

Personal Products - 1.3%
L’Oreal S.A. (France) (Note 7)	2,620	197,048

Total Consumer Staples		1,241,063

Energy - 3.5%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	6,660	232,767
National-Oilwell Varco, Inc.*	2,752	82,257
Weatherford International Ltd.*	13,140	221,803

Total Energy		536,827

Financials - 7.4%
Capital Markets - 1.6%
SEI Investments Co.	14,080	248,934

Commercial Banks - 4.3%
PNC Financial Services Group, Inc.	4,900	326,683
U.S. Bancorp	11,410	340,132

		666,815

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Consumer Finance - 1.5%
American Express Co.	8,320	$228,800

Total Financials		1,144,549

Health Care - 19.5%
Biotechnology - 1.7%
Amgen, Inc.*	2,290	137,148
Genzyme Corp.*	1,680	122,438

		259,586

Health Care Equipment & Supplies - 5.7%
Becton, Dickinson and Co.	3,260	226,244
Inverness Medical Innovations, Inc.*	7,940	152,051
Medtronic, Inc.	12,370	498,882

		877,177

Health Care Providers & Services - 2.4%
Quest Diagnostics, Inc.	8,090	378,612

Health Care Technology - 1.4%
Cerner Corp.*	5,790	215,562

Life Sciences Tools & Services - 3.1%
Lonza Group AG (Switzerland) (Note 7)	1,050	86,949
Millipore Corp.*	2,920	151,519
PerkinElmer, Inc.	13,530	242,728

		481,196

Pharmaceuticals - 5.2%
Johnson & Johnson	7,750	475,385
Novartis AG - ADR (Switzerland) (Note 7)	6,530	332,965

		808,350

Total Health Care		3,020,483

Industrials - 13.7%
Air Freight & Logistics - 5.9%
FedEx Corp.	6,880	449,746
United Parcel Service, Inc. - Class B	8,920	470,798

		920,544

Airlines - 3.7%
JetBlue Airways Corp.*	22,590	125,375
Southwest Airlines Co.	37,840	445,755

		571,130

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates - 2.5%
3M Co.	6,010	$386,443

Road & Rail - 1.6%
Heartland Express, Inc.	4,470	68,570
J.B. Hunt Transport Services, Inc.	3,830	108,887
Knight Transportation, Inc.	4,380	69,642

		247,099

Total Industrials		2,125,216

Information Technology - 28.4%
Communications Equipment - 5.8%
Cisco Systems, Inc.*	26,390	468,950
Juniper Networks, Inc.*	12,990	243,433
Nokia (Finland) (Note 7)	12,830	194,759

		907,142

Computers & Peripherals - 4.3%
EMC Corp.*	57,380	675,936

Internet Software & Services - 6.2%
Google, Inc. - Class A*	2,660	955,898

IT Services - 1.5%
Automatic Data Processing, Inc.	6,480	226,476

Semiconductors & Semiconductor Equipment - 2.4%
ASML Holdings N.V. (Netherlands) (Note 7)	6,580	114,044
KLA-Tencor Corp.	4,120	95,790
Lam Research Corp.*	4,140	92,570
Tokyo Electron Limited (Japan) (Note 7)	2,400	78,221

		380,625

Software - 8.2%
Autodesk, Inc.*	9,560	203,724
Electronic Arts, Inc.*	12,740	290,217
Microsoft Corp.	20,050	447,716
SAP AG - ADR (Germany) (Note 7)	9,310	328,922

		1,270,579

Total Information Technology		4,416,656

Materials - 3.3%
Chemicals - 0.8%
Monsanto Co.	1,400	124,572

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Paper & Forest Products - 2.5%
Louisiana-Pacific Corp.	19,340	$92,832
Weyerhaeuser Co.	7,890	301,556

		394,388

Total Materials		518,960

Utilities - 1.3%
Independent Power Producers & Energy Traders - 1.3%
Mirant Corp*.	11,330	198,502

TOTAL COMMON STOCKS (Identified Cost $18,729,052)		15,258,471

SHORT-TERM INVESTMENTS - 2.4%
Dreyfus Treasury and Agency Cash Management - Institutional Shares (Identified Cost $380,194)	380,194	380,194

TOTAL INVESTMENTS - 100.7% (Identified Cost $19,109,246)		15,638,665

LIABILITIES, LESS OTHER ASSETS - (0.7%)		(108,792)

NET ASSETS - 100%		$15,529,873

*Non-income producing security

ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.	8

Statement of Assets and Liabilities

October 31, 2008

ASSETS:

Investments, at value (identified cost $19,109,246) (Note 2)	$15,638,665
Foreign currency, at value (cost $4)	3
Receivable for fund shares sold	11,325
Foreign tax reclaims receivable	7,205
Dividends receivable	3,882

TOTAL ASSETS	15,661,080

LIABILITIES:

Accrued management fees (Note 3)	7,910
Accrued directors’ fees (Note 3)	1,998
Accrued fund accounting and transfer agent fees (Note 3)	1,673
Accrued Chief Compliance Officer service fees (Note 3)	565
Payable for securities purchased	44,741
Payable for fund shares repurchased	42,043
Audit fees payable	29,653
Other payables and accrued expenses	2,624

TOTAL LIABILITIES	131,207

TOTAL NET ASSETS	$15,529,873

NET ASSETS CONSIST OF:

Capital stock	$8,506
Additional paid-in-capital	21,754,370
Undistributed net investment income	78,685
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(2,840,724)
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(3,470,964)

TOTAL NET ASSETS	$15,529,873

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($15,529,873/850,556 shares)	$18.26

9	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended October 31, 2008

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $5,026)	$372,863
Interest	12,065

Total Investment Income	384,928

EXPENSES:

Management fees (Note 3)	234,707
Fund accounting and transfer agent fees (Note 3)	19,412
Directors’ fees (Note 3)	12,080
Chief Compliance Officer service fees (Note 3)	4,681
Audit fees	29,650
Custodian fees	3,699
Miscellaneous	24,394

Total Expenses	328,623
Less reduction of expenses (Note 3)	(47,451)

Net Expenses	281,172

NET INVESTMENT INCOME	103,756

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on -
Investments	(2,719,504)
Foreign currency and other assets and liabilities	(446)

(2,719,950)

Net change in unrealized appreciation (depreciation) on -
Investments	(6,477,826)
Foreign currency and other assets and liabilities	(582)

(6,478,408)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(9,198,358)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,094,602)

The accompanying notes are an integral part of the financial statements.	10

Statements of Changes in Net Assets

	For the Year Ended 10/31/08	For the Year Ended 10/31/07
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$103,756	$63,688
Net realized gain (loss) on investments and foreign currency	(2,719,950)	608,052
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(6,478,408)	1,436,705

Net increase (decrease) from operations	(9,094,602)	2,108,445

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(85,055)	(38,908)
From net realized gain on investments	(721,319)	(554,278)

Total distributions to shareholders	(806,374)	(593,186)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(264,421)	16,595,390

Net increase (decrease) in net assets	(10,165,397)	18,110,649

NET ASSETS:

Beginning of year	25,695,270	7,584,621

End of year (including undistributed net investment income of $78,685 and $60,543, respectively)	$15,529,873	$25,695,270

11	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$28.44	$27.01	$25.60	$23.51	$20.15

Income (loss) from investment operations:
Net investment income	0.12	0.08	0.13	0.06	0.03
Net realized and unrealized gain (loss) on investments	(9.42)	3.44	4.41	3.36	3.38

Total from investment operations	(9.30)	3.52	4.54	3.42	3.41

Less distributions to shareholders:
From net investment income	(0.09)	(0.14)	(0.06)	(0.02)	(0.05)
From net realized gain on investments	(0.79)	(1.95)	(3.07)	(1.31)	—

Total distributions to shareholders	(0.88)	(2.09)	(3.13)	(1.33)	(0.05)

Net asset value - End of year	$18.26	$28.44	$27.01	$25.60	$23.51

Net assets - End of year (000’s omitted)	$15,530	$25,695	$7,585	$6,886	$6,205

Total return[1]	(33.62%)	13.65%	20.01%	14.96%	16.96%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.44%	0.38%	0.54%	0.23%	0.10%
Portfolio turnover	96%	65%	61%	68%	64%

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.20%	0.25%	0.78%	0.82%	0.83%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year.

The accompanying notes are an integral part of the financial statements.	12

Notes to Financial Statements

1.	ORGANIZATION

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2008, 3.4 billion shares have been designated in total among 27 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On April 30, 2008, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2005 through October 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Class A Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $47,451 for the year ended October 31, 2008, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $21,401,820 and $21,250,354, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Tax Managed Series were:

	For the Year Ended 10/31/08		For the Year Ended 10/31/07

	Shares	Amount	Shares	Amount
Sold	210,131	$5,069,586	658,728	$17,609,407
Reinvested	28,353	735,759	22,122	582,684
Repurchased	(291,328)	(6,069,766)	(58,254)	(1,596,701)

Total	(52,844)	$(264,421)	622,596	$16,595,390

At October 31, 2008 one omnibus account owned 444,658 shares of the Series (52.3% of shares outstanding) valued at $8,119,455. Investment activities of this shareholder may have a material effect on the Series.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

16

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/08	For the Year Ended 10/31/07
Ordinary income	$85,168	$38,908
Long-term capital gains	721,206	554,278

At October 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$19,369,600
Unrealized appreciation	$213,095
Unrealized depreciation	(3,944,030)

Net unrealized depreciation	$(3,730,935)
Undistributed ordinary income	78,685
Capital loss carryover	2,580,370

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on October 31, 2016.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment

17

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS (continued)

performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but it is not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

December 12, 2008

19

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $85,168 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $721,206 as capital gains for its taxable year ended October 31, 2008.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

20

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

21

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

22

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

23

Manning & Napier Fund, Inc.

OVERSEAS SERIES	|	Annual Report - October 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Overseas Series produced negative absolute returns for the 12-month period ended October 31, 2008, it substantially outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. for that time period. Over the current foreign stock market cycle (which includes both rising and falling markets and began on January 1, 2000), the Overseas Series has also meaningfully outperformed the benchmark.

Our team of analysts uses time-tested strategies to choose stocks for the portfolio. These strategies include the Strategic Profile Strategy, Hurdle Rate Strategy, and the Bankable Deal Strategy. Our investment process also follows strict pricing disciplines in order to avoid buying stocks that are not attractively valued.

The Series currently has relatively large positions compared to the benchmark in the Health Care and Consumer Staples sectors. Within the Health Care sector, the majority of the stocks we bought fall under our Strategic Profile Strategy. In this strategy, our analysts seek to identify companies that we believe can grow their earnings faster than overall global economic growth. Typically this is accomplished by some sustainable competitive advantage that keeps competitors from entering their markets. Our holdings in the Health Care sector are spread among pharmaceutical companies, diagnostic testing companies, and firms that supply products to the drug discovery market. Within the Consumer Staples sector, the Series’ holdings are concentrated in large, well-diversified companies with strong brand names that derive a meaningful portion of their earnings and revenue from both developed and emerging economies. Given the defensive nature of the Health Care and Consumer Staples sectors, the Series’ overweight positions to these areas helped performance relative to the benchmark in light of the credit crisis and weakening economic environment.

The Series has also maintained a larger position than the benchmark in the Information Technology sector. Many of the companies in the Information Technology sector are owned under either the Strategic Profile Strategy or the Hurdle Rate Strategy. Under the Hurdle Rate Strategy, we seek to identify industries in a downturn where profits are temporarily depressed and future expectations are low. When capacity has been taken out of the industry and the supply/demand situation is more in balance, we want to own those companies that are in the strongest competitive position to increase profits and market share. We currently own companies that develop software titles for the video game console market under the Hurdle Rate Strategy. Under the Profile Strategy, we own an enterprise application software company and a company that provides billing and customer relationship management software to the telecommunications industry. Stocks selection in this sector benefited performance relative to the benchmark for the year.

The Series currently has a relatively small position in the Financials sector as compared to the benchmark, and this benefited performance as the sector was one of the worst performers over the past 12 months. We have largely shied away from companies with direct exposure to the subprime mortgage market and positioned the portfolio in companies that earn most of their revenues from fee-based business. These include large diversified banks, insurance brokerage, and ratings agency businesses in developed European countries. We hold a few stocks in the Bankable Deal Strategy within the Financials sector. Under this strategy, we look for companies that are trading for a fraction of the underlying asset values or cash flows they can generate.

The Series maintained a relatively small position in emerging markets, which benefited relative performance. Stock markets in these regions are highly sensitive to global growth and retreated markedly after the speculative boom in energy and commodity prices ended during the third quarter of 2008. The Series maintained its exposure to economies in Europe, specifically France, Switzerland, and Germany. Continued structural reform and compelling valuations have offered unique opportunities in these markets. Relative to the benchmark, the Series has a small position in Japanese stocks. As always, we adhere to our stock selection strategies, unique investment process, and our strict pricing disciplines in positioning the portfolio.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2008 (unaudited)

	Average Annual Total Returns As of October 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Overseas Series[2,3]	-41.58%	7.32%	8.12%	8.25%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[4]	-48.53%	4.61%	2.82%	3.82%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series from its for the ten years ended October 31, 2008 to the MSCI All Country World Index ex U.S.

1 Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 3 below). Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

2 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2008, this net expense ratio was 0.80%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.83% for the year ended October 31, 2008.

3 For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

4 The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Collective (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08
Actual	$1,000.00	$623.60	$3.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.01

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.79%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2008 (unaudited)

Country Allocation1

1As a percentage of net assets.

2Miscellaneous

Denmark 1.3%

Finland 1.5%

Hong Kong 1.0%

Israel 0.4%

Thailand 0.9%

United States 1.7%

Sector Allocation3

3As a percentage of net assets.

4

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS - 94.3%

Consumer Discretionary - 10.0%
Automobiles - 1.7%
Suzuki Motor Corp. (Japan)	205,600	$2,930,880

Hotels, Restaurants & Leisure - 1.2%
Club Mediterranee S.A.* (France)	104,168	2,070,934

Leisure Equipment & Products - 1.5%
Sankyo Co. Ltd. (Japan)	58,000	2,544,015

Media - 4.7%
Grupo Televisa S.A. - ADR (Mexico)	232,130	4,099,416
Societe Television Francaise 1 (France)	321,000	4,086,749

		8,186,165

Textiles, Apparel & Luxury Goods - 0.9%
Adidas AG (Germany)	48,200	1,667,110

Total Consumer Discretionary		17,399,104

Consumer Staples - 18.4%
Beverages - 3.5%
Carlsberg A/S - Class B (Denmark)	55,850	2,199,158
Heineken N.V. (Netherlands)	115,400	3,872,256

		6,071,414

Food & Staples Retailing - 2.5%
Carrefour S.A. (France)	101,970	4,277,989

Food Products - 9.3%
Cadbury plc (United Kingdom)	272,236	2,488,014
Nestle S.A. (Switzerland)	125,950	4,888,942
Unilever plc - ADR (United Kingdom)	390,250	8,804,040

		16,180,996

Personal Products - 3.1%
L’Oreal S.A. (France)	47,650	3,583,709
Natura Cosmeticos S.A. (Brazil)	226,950	1,907,848

		5,491,557

Total Consumer Staples		32,021,956

Energy - 4.1%
Energy Equipment & Services - 4.1%
Calfrac Well Services Ltd. (Canada)	248,610	3,140,641
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France)	148,300	2,364,318
Trican Well Service Ltd. (Canada)	170,790	1,601,865

Total Energy		7,106,824

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials - 8.4%
Commercial Banks - 3.0%
HSBC Holdings plc (United Kingdom)	317,170	$3,888,713
Societe Generale (France)	25,002	1,343,808

		5,232,521

Diversified Financial Services - 2.4%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	94,550	4,093,214

Insurance - 2.5%
Allianz SE (Germany)	26,940	2,042,438
Willis Group Holdings Ltd. (United Kingdom)	88,300	2,316,992

		4,359,430

Thrifts & Mortgage Finance - 0.5%
Aareal Bank AG (Germany)	116,050	946,526

Total Financials		14,631,691

Health Care - 19.2%
Health Care Equipment & Supplies - 4.5%
Covidien Ltd. (Bermuda)	44,140	1,954,961
Nobel Biocare Holding AG (Switzerland)	83,690	1,430,086
Straumann Holding AG (Switzerland)	8,580	1,450,600
Synthes, Inc. (United States)	23,240	2,992,954

		7,828,601

Health Care Providers & Services - 5.1%
BML, Inc. (Japan)	77,100	1,514,758
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)	2,362,700	1,483,854
Diagnosticos da America S.A. (Brazil)	102,950	1,198,309
Sonic Healthcare Ltd. (Australia)	514,430	4,685,211

		8,882,132

Life Sciences Tools & Services - 4.5%
Lonza Group AG (Switzerland)	49,950	4,136,289
QIAGEN N.V.* (Netherlands)	254,800	3,633,448

		7,769,737

Pharmaceuticals - 5.1%
Novartis AG - ADR (Switzerland)	124,630	6,354,884
Santen Pharmaceutical Co. Ltd. (Japan)	104,400	2,628,815

		8,983,699

Total Health Care		33,464,169

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials - 14.7%
Aerospace & Defense - 3.8%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	313,260	$6,553,399

Air Freight & Logistics - 3.4%
Deutsche Post AG (Germany)	110,605	1,217,856
TNT N.V. (Netherlands)	227,970	4,735,575

		5,953,431

Electrical Equipment - 3.1%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	234,620	3,085,253
Nexans S.A. (France)	41,120	2,327,765

		5,413,018

Industrial Conglomerates - 3.4%
Siemens AG (Germany)	72,060	4,358,423
Tyco International Ltd. (Bermuda)	63,640	1,608,819

		5,967,242

Machinery - 1.0%
Schindler Holding AG (Switzerland)	39,770	1,715,259

Total Industrials		25,602,349

Information Technology - 15.5%
Communications Equipment - 2.8%
Alcatel-Lucent - ADR* (France)	879,960	2,261,497
Nokia (Finland)	172,710	2,621,738

		4,883,235

Semiconductors & Semiconductor Equipment - 2.1%
ASML Holding N.V. (Netherlands)	123,440	2,139,451
Tokyo Electron Limited (Japan)	49,600	1,616,570

		3,756,021

Software - 10.6%
Aladdin Knowledge Systems Ltd.* (Israel)	55,220	612,390
Amdocs Ltd.* (Guernsey)	254,820	5,748,739
Misys plc (United Kingdom)	869,545	1,542,516
SAP AG - ADR (Germany)	137,440	4,855,755
Square Enix Holdings Co. Ltd. (Japan)	81,300	2,022,388
UbiSoft Entertainment S.A.* (France)	70,130	3,679,528

		18,461,316

Total Information Technology		27,100,572

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Materials - 1.0%
Paper & Forest Products - 1.0%
Norbord, Inc. (Canada)	1,117,820	$1,753,552

Telecommunication Services - 3.0%
Wireless Telecommunication Services - 3.0%
Hutchison Telecommunications International Ltd.* (Hong Kong)	1,677,000	1,813,371
SK Telecom Co. Ltd. - ADR (South Korea)	203,620	3,504,300

Total Telecommunication Services		5,317,671

TOTAL COMMON STOCKS (Identified Cost $262,813,112)		164,397,888

PREFERRED STOCKS - 1.1%
Consumer Staples - 1.1%
Household Products - 1.1%
Henkel AG & Co. KGaA (Germany) (Identified Cost $2,538,000)	65,150	1,869,778

SHORT-TERM INVESTMENTS - 4.5%
Dreyfus Treasury and Agency Cash Management - Institutional Shares (Identified Cost $7,930,118)	7,930,118	7,930,118

TOTAL INVESTMENTS - 99.9% (Identified Cost $273,281,230)		174,197,784

OTHER ASSETS, LESS LIABILITIES - 0.1%		173,398

NET ASSETS - 100%		$174,371,182

*Non-income producing security

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

France - 17.3%; Switzerland - 13.2%; United Kingdom - 10.9%.

The accompanying notes are an integral part of the financial statements.	8

Statement of Assets & Liabilities

October 31, 2008

ASSETS:

Investments, at value (identified cost $273,281,230) (Note 2)	$174,197,784
Foreign currency, at value (cost $751)	698
Dividends receivable	259,697
Foreign tax reclaims receivable	114,473
Receivable for fund shares sold	470

TOTAL ASSETS	174,573,122

LIABILITIES:

Accrued management fees (Note 3)	86,339
Accrued fund accounting and transfer agent fees (Note 3)	9,296
Accrued directors’ fees (Note 3)	1,998
Accrued Chief Compliance Officer service fees (Note 3)	565
Payable for fund shares repurchased	55,325
Audit fees payable	34,103
Custodian fees payable	9,308
Other payables and accrued expenses	5,006

TOTAL LIABILITIES	201,940

TOTAL NET ASSETS	$174,371,182

NET ASSETS CONSIST OF:

Capital stock	$98,076
Additional paid-in-capital	265,647,493
Undistributed net investment income	3,246,815
Accumulated net realized gain on investments, foreign currency, forward foreign currency exchange contracts and other assets and liabilities	4,463,387
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(99,084,589)

TOTAL NET ASSETS	$174,371,182

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($174,371,182/9,807,613 shares)	$17.78

9	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended October 31, 2008

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $432,716)	$5,063,347
Interest	279,777

Total Investment Income	5,343,124

EXPENSES:

Management fees (Note 3)	1,643,836
Fund accounting and transfer agent fees (Note 3)	137,702
Directors’ fees (Note 3)	12,099
Chief Compliance Officer service fees (Note 3)	4,681
Custodian fees	52,951
Miscellaneous	88,020

Total Expenses	1,939,289
Less reduction of expenses (Note 3)	(61,988)

Net Expenses	1,877,301

NET INVESTMENT INCOME	3,465,823

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on -
Investments	783,870
Foreign currency, forward foreign currency exchange contracts and other assets and liabilities	3,509,147

4,293,017

Net change in unrealized appreciation (depreciation) on -
Investments	(125,382,231)
Foreign currency and other assets and liabilities	(6,062)

(125,388,293)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(121,095,276)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(117,629,453)

The accompanying notes are an integral part of the financial statements.	10

Statements of Changes in Net Assets

	For the Year Ended 10/31/08	For the Year Ended 10/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,465,823	$2,066,404
Net realized gain on investments and foreign currency	4,293,017	17,685,628
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(125,388,293)	20,100,911

Net increase (decrease) from operations	(117,629,453)	39,852,943

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,913,152)	(729,409)
From net realized gain on investments	(17,685,972)	(2,259,452)

Total distributions to shareholders	(19,599,124)	(2,988,861)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	94,962,306	92,355,489

Net increase (decrease) in net assets	(42,266,271)	129,219,571

NET ASSETS:

Beginning of year	216,637,453	87,417,882

End of year (including undistributed net investment income of $3,246,815 and $1,912,908, respectively)	$174,371,182	$216,637,453

11	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$33.55	$26.69	$21.56	$18.84	$15.66

Income (loss) from investment operations:
Net investment income	0.34	0.40[2]	0.42[2]	0.21	0.17
Net realized and unrealized gain (loss) on investments	(13.17)	7.16	6.42	2.85	3.18

Total from investment operations	(12.83)	7.56	6.84	3.06	3.35

Less distributions to shareholders:
From net investment income	(0.29)	(0.17)	(0.21)	(0.15)	(0.17)
From net realized gain on investments	(2.65)	(0.53)	(1.50)	(0.19)	—

Total distributions to shareholders	(2.94)	(0.70)	(1.71)	(0.34)	(0.17)

Net asset value - End of year	$17.78	$33.55	$26.69	$21.56	$18.84

Net assets - End of year (000’s omitted)	$174,371	$216,637	$87,418	$1,617	$1,044

Total return[1]	(41.58%)	28.88%	33.68%	16.34%	21.58%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.80%	0.84%	0.95%	1.05%	1.05%
Net investment income	1.48%	1.34%	1.69%	1.15%	1.08%
Portfolio turnover	43%	54%	54%	40%	35%

*The investment advisor did not impose all or a portion of its management fee in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.03%	N/A	0.09%	4.16%	5.63%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

2Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.	12

Notes to Financial Statements

1.	ORGANIZATION

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term capital growth by investing primarily in common stocks of issuers from outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2008, 3.4 billion shares have been designated in total among 27 series, of which 100 million have been designated as Overseas Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. No such investments were held by the Series on October 31, 2008.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On April 30, 2008, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2005 through October 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series had no deferred foreign tax as of October 31, 2008.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

The Advisor has contractually agreed, until at least February 28, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. Prior to August 8, 2008, the Advisor had contractually agreed to waive its fee and, if necessary, pay other operating expenses of the series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $61,988 for the year ended October 31, 2008, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $180,690,419 and $93,622,076, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Overseas Series were:

	For the Year Ended 10/31/08		For the Year Ended 10/31/07
	Shares	Amount	Shares	Amount

Sold	2,953,611	$82,422,779	3,148,195	$91,618,159
Reinvested	630,236	18,062,553	89,581	2,471,536
Repurchased	(232,654)	(5,523,026)	(57,233)	(1,734,206)

Total	3,351,193	$94,962,306	3,180,543	$92,355,489

At October 31, 2008, the retirement plan of the Advisor and its affiliates owned 137,797 shares of the Series (1.4% of shares outstanding) valued at $2,450,031. In addition, four shareholders owned 6,404,999 shares of the Series (65.3% of shares outstanding) valued at $113,880,882. Investment activities of these shareholders may have a material effect on the Series.

16

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind, losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/08	For the Year Ended 10/31/07
Ordinary income	$15,153,583	$2,667,063
Long-term capital gains	4,445,541	321,798

At October 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$273,308,800
Unrealized appreciation	$426,077
Unrealized depreciation	(99,537,093)

Net unrealized depreciation	$(99,111,016)

Undistributed ordinary income	3,652,937
Undistributed long-term capital gains	4,075,394

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after

17

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS (continued)

November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but it is not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

December 12, 2008

19

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $2,619,412 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $4,445,541 as capital gains for its taxable year ended October 31, 2008.

20

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

21

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

22

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

23

Manning & Napier Fund, Inc.

TARGET INCOME SERIES	|	Annual Report - October 31, 2008

TARGET 2010 SERIES

TARGET 2020 SERIES

TARGET 2030 SERIES

TARGET 2040 SERIES

TARGET 2050 SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Target Series’ were launched on March 28, 2008. For the period from inception to October 31, 2008, performance results have generally held up better than the benchmarks. Each of the Target Series invests in one or two of the Manning & Napier Fund Pro-Blend® Series, with the underlying investments becoming more conservative over time. In the discussion below, we will “look through” the Target Series’ portfolios and discuss the holdings and performance of the corresponding Pro-Blend® Series.

Uncertainty in both equity and fixed income markets dominated this year. Volatility, which was slightly bolstered at the end of 2007, soared to unimagined heights through the 3rd quarter of 2008. This environment was due to a confluence of decelerating global growth, energy and commodity price inflation and ongoing credit turmoil. While energy and commodity prices have retracted from speculative levels, credit problems and recessionary pressures persist. Despite this backdrop, our investment process of searching for solid investment opportunities at attractive prices remains intact. As such, the market’s decline has been an opportunity to upgrade the Series’ portfolios with stocks and bonds with high quality fundamental characteristics.

Major U.S. equity indices declined more than 35% for the twelve months ended October 31, 2008. The S&P 500 Total Return Index was down -36.09%, the Russell 3000® Index down -36.60%, the NASDAQ Composite down -39.81%, and international markets fared worse, with the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. returning -48.53%. By contrast, bond indices were barely positive, with the 12-month return of the Barclays Capital Aggregate Bond Index at +0.30% and the Merrill Lynch U.S. Corporate, Government and Mortgage Index up 0.70%.

The Series’ relatively large positions in stocks relative to their benchmarks had the greatest negative impact on their performance. The comparatively small allocation to Energy stocks relative to the benchmark also held back performance for the first eight months of this period, most notably in the Target Series 2040 and 2050 Series portfolios. On a bottom-up basis, our investment process is designed to identify good businesses at attractive valuations and to avoid speculatively priced segments. This discipline kept holdings in the Energy sector limited throughout the twelve month period through October 31, 2008, which helped performance over the last four months of the period. Broadly, relatively large allocations to Health Care and relatively small positions in the Financials sector both contributed positively to performance compared to the benchmarks. Also, our stock selection strategies identified specific positive performers, particularly in the Industrials sector.

As mentioned briefly above, given the protracted credit crisis, spawned by over-extension of consumer and mortgage credit, the Target Series benefited from relatively small positions in the Financials sector as compared to their benchmarks. The crisis resulted in a succession of failed financial institutions and ultimately governmental intervention. Several major institutions ceased to exist while others expanded by acquisition of their former competitors. Fortunately, our direct exposure to distressed financials was limited. Our investments in the financial services sector focused predominantly on companies with diversified business lines which produce recurring revenue in various market environments. These selections reflected our preference for banks with low mortgage exposure and high fee-based income relative to industry peers.

Fixed income market returns reflected sharp differences between returns of various sectors and credit quality segments. Our fixed income returns performed better than the fixed income portions of the benchmarks, particularly for the Target Income Series, which has close to 60% of the holdings allocated to fixed income. Our positive fixed income performance was aided specifically by our decision to avoid most financial corporate bonds in favor of Treasury bonds, as well as high quality industrial bonds and government-sponsored FNMA (Fannie Mae) and FHLMC (Freddie Mac) securities. In addition, we took advantage of a sharp interest rate decline in September, paring back long-term bond holdings which had been established during the second quarter when rates had spiked.

1

Management Discussion and Analysis (unaudited)

All of the Target Series had foreign stock allocations that were less than that of their blended benchmarks. Since the downturn in the foreign equity markets generally dwarfed the decline in the U.S. equity markets through the one-year period ended October 31, 2008, our comparatively small positions in international holdings, including emerging markets, benefited performance.

While downside risks to stock and fixed income performance remain, and the short term direction is difficult to predict, we recognize select segments of the stock and bond markets are currently trading at attractive valuations, and we have been positioning the portfolios accordingly.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update - Target Income Series (unaudited)

Total Returns Since Inception[1] As of October 31, 2008
Manning & Napier Fund, Inc. - Target Income Series - Class K2	-7.00%
Manning & Napier Fund, Inc. - Target Income Series - Class R2	-7.10%
Manning & Napier Fund, Inc. - Target Income Series - Class C2	-7.40%
Manning & Napier Fund, Inc. - Target Income Series - Class I2	-6.80%
Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index[3,5]	-2.85%
Target Income Blended Index[3,4],5	-8.55%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception1 (3/28/08) to present (10/31/08) to the Barclays Capital Intermediate U.S. Aggregate Bond Index and the Target Income Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Intermediate U.S. Aggregate Bond Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1,571% for Class K, 43,128% for Class R, 43,148% for Class C and 43,107% for Class I for the period ended October 31, 2008.

3The Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

4The Target Income Blended Index is a 5%/15%/80% Blended Index which is made up of 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

3

Performance Update - Target 2010 Series (unaudited)

Total Returns Since Inception[1] As of October 31, 2008
Manning & Napier Fund, Inc. - Target 2010 - Class K2	-13.90%
Manning & Napier Fund, Inc. - Target 2010 - Class R2	-13.90%
Manning & Napier Fund, Inc. - Target 2010 - Class C2	-14.20%
Manning & Napier Fund, Inc. - Target 2010 - Class I2	-13.70%
Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index[3,5]	-3.83%
Target 2010 Blended Index[3,4],5	-14.64%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2010 Series - Class K from its inception1 (3/28/08) to present (10/31/08) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2010 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1,071% for Class K, 42,883% for Class R, 920% for Class C and 42,439% for Class I for the period ended October 31, 2008.

3The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

4The Target 2010 Blended Index is a 10%/30%/60% Blended Index which is made up of 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

4

Performance Update - Target 2020 Series (unaudited)

Total Returns Since Inception[1] As of October 31, 2008
Manning & Napier Fund, Inc. - Target 2020 Series - Class K2	-18.60%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R2	-18.70%
Manning & Napier Fund, Inc. - Target 2020 Series - Class C2	-19.00%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I2	-18.50%
Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index[3,5]	-3.83%
Target 2020 Blended Index[3,4,5]	-18.74%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K from its inception1 (3/28/08) to present (10/31/08) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2020 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 34,421% for Class K, 38,137% for Class R, 159% for Class C and 871% for Class I for the period ended October 31, 2008.

3The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

4The Target 2020 Blended Index is a 15%/40%/45% Blended Index which is made up of 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largets U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

5

Performance Update - Target 2030 Series (unaudited)

Total Returns Since Inception[1] As of October 31, 2008
Manning & Napier Fund, Inc. - Target 2030 Series - Class K2	-21.90%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R2	-22.10%
Manning & Napier Fund, Inc. - Target 2030 Series - Class C2	-22.30%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I2	-21.80%
Russell 3000® Index[3,6]	-26.19%
Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index[4,6]	-3.83%
Target 2030 Blended Index[3,4],5,6	-23.09%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series - Class K from its inception1 (3/28/08) to present (10/31/08) to the Russell 3000® Index and the Target 2030 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 37,175% for Class K, 38,769% for Class R, 38,790% for Class C and 14,979% for Class I for the period ended October 31, 2008.

3The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

4The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5The Target 2030 Blended Index is 60% of a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Lehman Brothers U.S. Aggregate Bond Index and 40% of a 15%/40%/45% Blended Index which is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Index returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

6

Performance Update - Target 2040 Series (unaudited)

Total Returns Since Inception[1] As of October 31, 2008
Manning & Napier Fund, Inc. - Target 2040 - Class K2	-24.20%
Manning & Napier Fund, Inc. - Target 2040 - Class R2	-24.20%
Manning & Napier Fund, Inc. - Target 2040 - Class C2	-24.50%
Manning & Napier Fund, Inc. - Target 2040 - Class I2	-24.00%
Russell 3000® Index[3,5]	-26.19%
Target 2040 Blended Index[3,4],5	-25.93%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception1 (3/28/08) to present (10/31/08) to the Russell 3000® Index and the Target 2040 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, a component of the Target 2040 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 28,865% for Class K, 28,866% for Class R, 28,899% for Class C and 767% for Class I for the period ended October 31, 2008.

3The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

4The Target 2040 Blended Index is a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

7

Performance Update - Target 2050 Series (unaudited)

Total Returns Since Inception[1] As of October 31, 2008
Manning & Napier Fund, Inc. - Target 2050 Series - Class K2	-24.20%
Manning & Napier Fund, Inc. - Target 2050 Series - Class R2	-24.20%
Manning & Napier Fund, Inc. - Target 2050 Series - Class C2	-24.50%
Manning & Napier Fund, Inc. - Target 2050 Series - Class I2	-24.00%
Russell 3000® Index[3,5]	-26.19%
Target 2050 Blended Index[3,4],5	-25.93%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception1 (3/28/08) to present (10/31/08) to the Russell 3000® Index and the Target 2040 Blended Index.

1Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Aggregate Bond Index, a component of the Target 2050 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 35,232% for Class K, 35,244% for Class R, 35,268% for Class C and 1,903% for Class I for the period ended October 31, 2008.

3The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

4The Target 2050 Blended Index is a 20%/65%/15% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

8

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The Actual lines of the following tables provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested in under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested in with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

9

Shareholder Expense Example (unaudited)

Target Income	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense Ratio[2]
Actual (Class K)	$1,000.00	$922.60	$1.45	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%
Actual (Class R)	$1,000.00	$921.60	$2.66	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%
Actual (Class C)	$1,000.00	$919.60	$5.07	1.05%
Hypothetical[3]	$1,000.00	$1,019.86	$5.33	1.05%
Actual (Class I)	$1,000.00	$924.60	$0.24	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

Target 2010	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense Ratio[2]
Actual (Class K)	$1,000.00	$835.90	$1.38	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%
Actual (Class R)	$1,000.00	$835.90	$2.54	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%
Actual (Class C)	$1,000.00	$833.80	$4.84	1.05%
Hypothetical[3]	$1,000.00	$1,019.86	$5.33	1.05%
Actual (Class I)	$1,000.00	$837.90	$0.23	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

Target 2020	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense Ratio[2]
Actual (Class K)	$1,000.00	$785.00	$1.35	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%
Actual (Class R)	$1,000.00	$784.00	$2.47	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%
Actual (Class C)	$1,000.00	$781.90	$4.70	1.05%
Hypothetical[3]	$1,000.00	$1,019.86	$5.33	1.05%
Actual (Class I)	$1,000.00	$785.90	$0.22	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

10

Shareholder Expense Example (unaudited)

Target 2030	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense Ratio[2]
Actual (Class K)	$1,000.00	$747.40	$1.32	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%
Actual (Class R)	$1,000.00	$745.50	$2.41	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%
Actual (Class C)	$1,000.00	$743.50	$4.60	1.05%
Hypothetical[3]	$1,000.00	$1,019.86	$5.33	1.05%
Actual (Class I)	$1,000.00	$748.30	$0.22	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

Target 2040	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense Ratio[2]
Actual (Class K)	$1,000.00	$721.20	$1.30	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%
Actual (Class R)	$1,000.00	$721.20	$2.38	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%
Actual (Class C)	$1,000.00	$719.00	$4.54	1.05%
Hypothetical[3]	$1,000.00	$1,019.86	$5.33	1.05%
Actual (Class I)	$1,000.00	$723.10	$0.22	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

Target 2050	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense Ratio[2]
Actual (Class K)	$1,000.00	$721.20	$1.30	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%
Actual (Class R)	$1,000.00	$721.20	$2.38	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%
Actual (Class C)	$1,000.00	$719.00	$4.54	1.05%
Hypothetical[3]	$1,000.00	$1,019.86	$5.33	1.05%
Actual (Class I)	$1,000.00	$723.10	$0.22	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratios stated in the financial highlights, which are based on data for the period March 28, 2008, (commencement of operations) to October 31, 2008. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

2Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would be higher.

3Assumes 5% annual return before expenses.

11

Portfolio Composition - Asset Allocation1 (unaudited)

Target Income

Cash, warrants, short-term investments, and other assets, less liabilities - 12.65%
Common Stocks and Preferred Stocks - 26.55%
Corporate Bonds - 1.24%
U.S. Government Agencies - 7.58%
U.S. Treasury Bonds[2] - 5.00%
U.S. Treasury Notes[3] - 46.98%

Target 2010

Cash, warrants, short-term investments, and liabilities, less other assets - 8.93%
U.S. Treasury Notes[3] - 9.86%
U.S. Treasury Bonds[2] - 12.04%
U.S. Government Agencies - 11.36%
Corporate Bonds - 3.99%
Common Stocks and Preferred Stocks - 53.82%

Target 2020

U.S. Treasury Notes[3] - 11.32%
Cash, warrants, short-term investments, and liabilities, less other assets - 2.27%
U.S. Treasury Bonds[2] - 3.91%
U.S. Government Agencies - 6.44%
Corporate Bonds - 4.38%
Common Stocks and Preferred Stocks - 71.68%

Target 2030

U.S. Treasury Notes[3] - 4.53%
U.S. Treasury Bonds[2] - 3.09%
U.S. Government Agencies - 2.58%
Corporate Bonds - 1.75%
Cash, warrants, short-term investments, and liabilities, less other assets - 3.06%
Common Stocks and Preferred Stocks - 84.99%

Target 2040

Cash, warrants, short-term investments, and other assets less liabilities - 3.59%
U.S. Treasury Bonds[2] - 2.54%
Common Stocks and Preferred Stocks - 93.87%

Target 2050

U.S. Treasury Bonds[2] - 2.54%
Cash, warrants, short-term investments, and other assets less liabilities - 3.59%
Common Stocks and Preferred Stocks - 93.87%

1As a percentage of net assets of the underlying investment(s) for each Series.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

12

Statements of Assets and Liabilities

October 31, 2008

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
ASSETS:
Manning & Napier Pro-Blend® Maximum Term Series - Class I (1,021 shares, 3,801 shares, and 2,390 shares, respectively)	$ —	$ —	$ —	$7,732	$28,771	$18,092
Manning & Napier Pro-Blend® Extended Term Series - Class I (34,579 shares and 634 shares, respectively)	—	—	280,090	5,133	—	—
Manning & Napier Pro-Blend® Moderate Term Series - Class I (23,251 shares)	—	199,723	—	—	—	—
Manning & Napier Pro-Blend® Conservative Term Series - Class I (7,649 shares)	70,905	—	—	—	—	—

Total investments in securities:
At value*	70,905	199,723	280,090	12,865	28,771	18,092
Receivable for fund shares sold	—	—	—	41	815	1,760
Receivable from Investment Advisor (Note 3)	37,495	37,486	37,474	37,480	37,489	37,489

TOTAL ASSETS	108,400	237,209	317,564	50,386	67,075	57,341

LIABILITIES:

Accrued fund accounting fees (Note 3)	3,579	3,579	3,578	3,578	3,579	3,579
Accrued transfer agent fees (Class K) (Note 3)	3,109	3,109	3,109	3,109	3,109	3,109
Accrued transfer agent fees (Class R) (Note 3)	3,113	3,111	3,111	3,111	3,111	3,111
Accrued transfer agent fees (Class C) (Note 3)	3,113	3,113	3,113	3,113	3,113	3,112
Accrued transfer agent fees (Class I) (Note 3)	3,113	3,111	3,111	3,111	3,111	3,110
Accrued directors’ fees (Note 3)	2,006	2,006	2,006	2,006	2,006	2,006
Accrued Chief Compliance Officer service fees (Note 3)	570	570	570	570	570	570
Accrued distribution and service (Rule 12b-1) fees (Class K) (Note 3)	4	5	—	—	—	—
Accrued distribution and service (Rule 12b-1) fees (Class C) (Note 3)	—	26	195	—	—	—
Accrued distribution and service (Rule 12b-1) fees (Class R) (Note 3)	—[2]	—[2]	—[2]	—[2]	—[2]	—[2]
Audit fees payable	18,075	18,075	18,075	18,075	18,075	18,075
Payable for securities purchased	—	—	—	40	815	1,760
Other payables and accrued expenses	819	820	820	808	820	819

TOTAL LIABILITIES	37,501	37,525	37,688	37,521	38,309	39,251

TOTAL NET ASSETS	$70,899	$199,684	$279,876	$12,865	$28,766	$18,090

NET ASSETS CONSIST OF:

Capital stock	76	232	345	16	38	24
Additional paid-in-capital	70,320	198,981	319,164	12,790	35,871	22,302
Undistributed net investment income (loss)	—	—	—	1	—	—
Accumulated net realized gain (loss) on underlying series	—	—	(3,683)	—	(4)	(3)
Net unrealized appreciation (depreciation) on underlying series	503	471	(35,950)	58	(7,139)	(4,233)

TOTAL NET ASSETS	$70,899	$199,684	$279,876	$12,865	$28,766	$18,090

Class K
Net Assets	$70,620	$101,213	$157	$118	$76	$76
Shares Outstanding	7,594	11,755	20	15	10	10
Net Asset Value, Offering Price, and Redemption Price per share[1]	$9.30	$8.61	$8.14	$7.81	$7.58	$7.58
Class R
Net Assets	$93	$86	$81	$78	$76	$76
Shares Outstanding	10	10	10	10	10	10
Net Asset Value, Offering Price, and Redemption Price per share[1]	$9.29	$8.61	$8.13	$7.79	$7.58	$7.58
Class C
Net Assets	$93	$98,226	$228,171	$78	$75	$75
Shares Outstanding	10	11,452	28,169	10	10	10
Net Asset Value, Offering Price, and Redemption Price per share[1]	$9.26	$8.58	$8.10	$7.77	$7.55	$7.55
Class I
Net Assets	$93	$159	$51,467	$12,591	$28,539	$17,863
Shares Outstanding	10	18	6,314	1,609	3,755	2,351
Net Asset Value, Offering Price, and Redemption Price per share[1]	$9.32	$8.63	$8.15	$7.82	$7.60	$7.60
*At identified cost	$70,402	$199,252	$316,040	$12,807	$35,910	$22,325

1Calculated NAV may not equal actual NAV shown due to rounding of the small net assets.

2These fees were less than $1 for the period due to small net assets.

13	The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Period March 28, 20081 to October 31, 2008

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
INVESTMENT INCOME:
Income distributions from underlying series	$2	$2	$3	$2	$1	$2

EXPENSES:
Distribution and service (Rule 12b-1) fees (Class K) (Note 3)	4	5	—[2]	—[2]	—[2]	—[2]
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	—[2]	26	222	—[2]	—[2]	—[2]
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	—[2]	—[2]	—[2]	—[2]	—[2]	—[2]
Fund accounting fees (Note 3)	17,499	17,499	17,499	17,499	17,499	17,499
Transfer agent fees (Class K) (Note 3)	7,250	7,250	7,250	7,250	7,250	7,250
Transfer agent fees (Class R) (Note 3)	7,250	7,250	7,250	7,250	7,250	7,250
Transfer agent fees (Class C) (Note 3)	7,250	7,250	7,250	7,250	7,250	7,250
Transfer agent fees (Class I) (Note 3)	7,250	7,250	7,250	7,250	7,250	7,250
Directors’ fees (Note 3)	4,610	4,610	4,610	4,610	4,610	4,610
Chief Compliance Officer service fees (Note 3)	2,331	2,331	2,331	2,331	2,331	2,331
Registration and filing fees	30,640	30,640	30,640	30,640	30,640	30,640
Audit fees	18,075	18,075	18,075	18,075	18,075	18,075
Custodian fees	49	49	49	49	49	49
Miscellaneous	1,742	1,743	1,742	1,742	1,742	1,743

Total Expenses	103,950	103,978	104,168	103,946	103,946	103,947
Less reduction of expenses (Note 3)	(103,944)	(103,939)	(103,926)	(103,945)	(103,942)	(103,944)

Net Expenses	6	39	242	1	4	3

NET INVESTMENT INCOME (LOSS)	(4)	(37)	(239)	1	(3)	(1)

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized loss on underlying series	—	—	(3,683)	—	(4)	(3)
Net change in unrealized appreciation (depreciation) on underlying series	503	471	(35,950)	58	(7,139)	(4,233)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	503	471	(39,633)	58	(7,143)	(4,236)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$499	$434	$(39,872)	$59	$(7,146)	$(4,237)

1Commencement of operations.

2These fees were less than $1 for the period due to the small net assets.

The accompanying notes are an integral part of the financial statements.	14

Statements of Changes in Net Assets

For the Period March 28, 20081 to October 31, 2008

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(4)	$(37)	$(239)	$1	$(3)	$(1)
Net realized loss on underlying series	—	—	(3,683)	—	(4)	(3)
Net change in unrealized appreciation (depreciation) on underlying series	503	471	(35,950)	58	(7,139)	(4,233)

Net increase (decrease) from operations	499	434	(39,872)	59	(7,146)	(4,237)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	70,400	199,250	319,748	12,806	35,912	22,327

Net increase in net assets	70,899	199,684	279,876	12,865	28,766	18,090

NET ASSETS:
Beginning of period	—	—	—	—	—	—

End of period[2]	$70,899	$199,684	$279,876	$12,865	$28,766	$18,090

[1]Commencement of operations. [2]Including undistributed net investment income (loss) of:
	—	—	—	1	—	—

15	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Target Income Series

For the Period March 28, 20081 to October 31, 2008

	Class K	Class R	Class C	Class I

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)[6]	(0.01)	0.02	(0.01)	0.05
Net realized and unrealized loss on underlying series	(0.69)	(0.73)	(0.73)	(0.73)

Total from investment operations	(0.70)	(0.71)	(0.74)	(0.68)

Net asset value - End of period	$9.30	$9.29	$9.26	$9.32

Net assets - End of period	$70,620	$93	$93	$93

Total return[2]	(7.00%)	(7.10%)	(7.40%)	(6.80%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[3,5]	0.30%	0.55%	1.05%	0.05%
Net investment income (loss)[5]	(0.27%)	0.34%	(0.15%)	0.85%

The Series had no portfolio turnover for the period[7].

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount[3,4,5]:

	1,571%	43,127%	43,147%	43,107%

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

3Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.70%.

4The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class. It is anticipated that this ratio will decease as net assets increase.

5Annualized.

6Calculated based on average shares outstanding during the year.

7Reflects activity of the Series and does not include the activity of the underlying series.

The accompanying notes are an integral part of the financial statements.	16

Financial Highlights - Target 2010 Series

For the Period March 28, 20081 to October 31, 2008

	Class K	Class R	Class C	Class I

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)[6]	(0.01)	0.02	(0.05)	0.05
Net realized and unrealized loss on underlying series	(1.38)	(1.41)	(1.37)	(1.42)

Total from investment operations	(1.39)	(1.39)	(1.42)	(1.37)

Net asset value - End of period	$8.61	$8.61	$8.58	$8.63

Net assets - End of period	$101,213	$86	$98,226	$159

Total return[2]	(13.90%)	(13.90%)	(14.20%)	(13.70%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[3,5]	0.30%	0.55%	1.05%	0.05%
Net investment income (loss)[5]	(0.28%)	0.36%	(1.03%)	0.86%

The Series had no portfolio turnover for the period[7].

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount[3,4,5]:

	1,071%	42,882%	919%	42,439%

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

3Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

4The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class. It is anticipated that this ratio will decease as net assets increase.

5Annualized.

6Calculated based on average shares outstanding during the year.

7Reflects activity of the Series and does not include the activity of the underlying series.

17	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Target 2020 Series

For the Period March 28, 20081 to October 31, 2008

	Class K	Class R	Class C	Class I

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)[8]	0.04	0.04	(0.05)	—[6]
Net realized and unrealized loss on underlying series	(1.90)	(1.91)	(1.85)	(1.85)

Total from investment operations	(1.86)	(1.87)	(1.90)	(1.85)

Net asset value - End of period	$8.14	$8.13	$8.10	$8.15

Net assets - End of period	$157	$81	$228,171	$51,467

Total return[2]	(18.60%)	(18.70%)	(19.00%)	(18.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[3,5]	0.30%	0.55%	1.05%	0.05%
Net investment income (loss)[5]	0.74%	0.62%	(1.05%)	(0.02%)

The Series’ portfolio turnover rate for the period was 31%[7].

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount[3,4,5]:

	34,421%	38,136%	158%	871%

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

3Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

4The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class. It is anticipated that this ratio will decease as net assets increase.

5Annualized.

6Less than $0.01.

7Reflects activity of the Series and does not include the activity of the underlying series.

8Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.	18

Financial Highlights - Target 2030 Series

For the Period March 28, 20081 to October 31, 2008

	Class K	Class R	Class C	Class I

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)[6]	0.03	0.02	(0.01)	0.01
Net realized and unrealized loss on underlying series	(2.22)	(2.23)	(2.22)	(2.19)

Total from investment operations	(2.19)	(2.21)	(2.23)	(2.18)

Net asset value - End of period	$7.81	$7.79	$7.77	$7.82

Net assets - End of period	$118	$78	$78	$12,591

Total return[2]	(21.90%)	(22.10%)	(22.30%)	(21.80%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[3,5]	0.30%	0.55%	1.05%	0.05%
Net investment income (loss)[5]	0.54%	0.31%	(0.17%)	0.16%

The Series’ portfolio turnover rate was less than 1% for the period[7].

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount[3,4,5]:

	37,175%	38,768%	38,789%	14,979%

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

3Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series were 0.85%.

4The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class. It is anticipated that this ratio will decease as net assets increase.

5Annualized.

6Calculated based on average shares outstanding during the year.

7Reflects activity of the Series and does not include the activity of the underlying series.

19	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Target 2040 Series

For the Period March 28, 20081 to October 31, 2008

	Class K	Class R	Class C	Class I

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)[8]	0.02	0.01	(0.02)	—[6]
Net realized and unrealized loss on underlying series	(2.44)	(2.43)	(2.43)	(2.40)

Total from investment operations	(2.42)	(2.42)	(2.45)	(2.40)

Net asset value - End of period	$7.58	$7.58	$7.55	$7.60

Net assets - End of period	$76	$76	$75	$28,539

Total return[2]	(24.20%)	(24.20%)	(24.50%)	(24.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[3,5]	0.30%	0.55%	1.05%	0.05%
Net investment income (loss)[5]	0.40%	0.14%	(0.36%)	(0.04%)

The Series’ portfolio turnover rate was less than 1% for the, period[7] .

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount[3,4,5]:

	28,865%	28,865%	28,898%	767%

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

3Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

4The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class. It is anticipated that this ratio will decease as net assets increase.

5Annualized.

6Less than $0.01.

7Reflects activity of the Series and does not include the activity of the underlying series.

8Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.	20

Financial Highlights - Target 2050 Series

For the Period March 28, 20081 to October 31, 2008

	Class K	Class R	Class C	Class I

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)[8]	0.02	0.01	(0.02)	—[6]
Net realized and unrealized loss on underlying series	(2.44)	(2.43)	(2.43)	(2.40)

Total from investment operations	(2.42)	(2.42)	(2.45)	(2.40)

Net asset value - End of period	$7.58	$7.58	$7.55	$7.60

Net assets - End of period	$76	$76	$75	$17,863

Total return[2]	(24.20%)	(24.20%)	(24.50%)	(24.00%)
Ratios (to average net assets)/Supplemental Data:
Expenses*[3,5]	0.30%	0.55%	1.05%	0.05%
Net investment income (loss)[5]	0.40%	0.14%	(0.36%)	(0.03%)

The Series’ portfolio turnover rate was 1% for the period[7].

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount[3,4,5]:

	35,232%	35,243%	35,267%	1,903%

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

3Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

4The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class. It is anticipated that this ratio will decease as net assets increase.

5Annualized.

6Less than $0.01.

7Reflects activity of the Series and does not include the activity of the underlying series.

8Calculated based on average shares outstanding during the year.

21	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “underlying series”) in order to meet its target asset allocations and investment style. Each Series has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements.

Each Series is authorized to issue four classes of shares (Class K, R, C and I). Each class of shares is substantially the same, except that class-specific transfer agency distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2008, 3.4 billion shares have been designated in total among 27 series, of which 10 million have been designated in each of the Series for Class C and I common stock and 40 million have been designated in each of the Series for Class K and R common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Investments in the underlying series are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the underlying series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

22

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On April 30, 2008, the Series adopted Financial Accounting Standards Board Interpretation No. 48 – Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. Each Series will file income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation, as this is the inception year for the Series, and they have not yet filed any tax returns.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from its investment in each of the underlying series.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of

23

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2010, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expense is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the underlying series. For the period March 28, 2008 (commencement of operations) through October 31, 2008, the Advisor reimbursed expenses of $103,944 for Target Income Series, $103,939 for Target 2010 Series, $103,926 for Target 2020 Series, $103,945 for Target 2030 Series, $103,942 for Target 2040 Series and $103,944 for Target 2050 Series, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class K, Class R and Class C shares pursuant to a distribution plan adopted under Rule 12b-1 of the 40 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and servicing fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares, 0.50% of average daily net assets attributable to Class R shares, and 1.00% of average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Class I shares of each Series. The fees are accrued daily and paid monthly.

For fund accounting services, the Fund pays the Advisor an annual fee of $19,000 for each Target Series. For transfer agency services, the Fund pays the Advisor an annual fee of $12,000 per class for each Target Series. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the period March 28, 2008 (commencement of operations) through October 31, 2008, purchases and sales of underlying series were as follows:

Series	Purchases	Sales
Target Income	$70,402	—
Target 2010	$199,252	—
Target 2020	$336,067	$16,334
Target 2030	$12,809	$2
Target 2040	$35,953	$39
Target 2050	$22,355	$27

24

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares for the period March 28, 2008 (commencement of operations) through October 31, 2008 were as follows:

	Class K		Class R		Class C		Class I

Target Income:
Sold	7,594	$70,100	10	$100	10	$100	10	$100
Reinvested	—	—	—	—	—	—	—	—
Repurchased	—	—	—	—	—	—	—	—

Total	7,594	$70,100	10	$100	10	$100	10	$100

Target 2010:
Sold	11,755	$98,879	10	$100	11,452	$100,100	18	$171
Reinvested	—	—	—	—	—	—	—	—
Repurchased	—	—	—	—	—	—	—	—

Total	11,755	$98,879	10	$100	11,452	$100,100	18	$171

Target 2020:
Sold	20	$189	10	$100	30,244	$285,432	6,314	$50,343
Reinvested	—	—	—	—	—	—	—	—
Repurchased	—	—	—	—	(2,075)	(16,316)	—	—

Total	20	$189	10	$100	28,169	$269,116	6,314	$50,343

Target 2030:
Sold	15	$148	10	$100	10	$100	1,609	$12,459
Reinvested	—	—	—	—	—	—	—	—
Repurchased	—	—	—	—	—	—	— *	(1)

Total	15	$148	10	$100	10	$100	1,609	$12,458

* Less than 1 share
Target 2040:
Sold	10	$100	10	$100	10	$100	3,761	$35,664
Reinvested	—	—	—	—	—	—	—	—
Repurchased	—	—	—	—	—	—	(6)	(52)

Total	10	$100	10	$100	10	$100	3,755	$35,612

Target 2050:
Sold	10	$100	10	$100	10	$100	2,354	$22,054
Reinvested	—	—	—	—	—	—	—	—
Repurchased	—	—	—	—	—	—	(3)	(27)

Total	10	$100	10	$100	10	$100	2,351	$22,027

25

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Underlying Series may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2008.

7.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

At October 31, 2008, the tax basis components of distributable earnings and the net unrealized appreciation (depreciation) based on identified cost for federal income tax purposes were as follows:

	Target Income	Target 2010	Target 2020	Target 2030	Target 2040	Target 2050
Cost for federal income tax purposes	$70,402	$199,252	$319,637	$12,807	$35,914	$22,328
Unrealized appreciation	$503	$471	$—	$58	$—	$—
Unrealized depreciation	—	—	(39,547)	—	(7,143)	(4,236)

Net unrealized appreciation (depreciation)	$503	$471	$(39,547)	$58	$(7,143)	$(4,236)
Undistributed ordinary income	—	—	—	1	—	—
Undistributed long-term capital gains	—	—	—	—	—	—
Capital loss carryover	—	—	86	—	—	—

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain; if any, will expire on October 31, 2016.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

26

Notes to Financial Statements

8.	RECENT ACCOUNTING PRONOUNCEMENTS (continued)

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but it is not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of – Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.

Columbus, Ohio

December 12, 2008

28

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 – Fannie Mae (Mortgage)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

29

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma
OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

30

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

31

Manning & Napier Fund, Inc.

EQUITY SERIES	|	Annual Report - October 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Although its returns were negative, the Equity Series outperformed the Russell 3000® Index for the twelve months ended October 31, 2008. The Series continues to outperform the index over the current market cycle time period (beginning April 1, 2000) with an annualized return of 3.18% compared to -2.89% for the index.

For global investors, the past year has been challenging to say the least. From October 2007 highs, U.S. equity markets were down more than 35% through October 31, 2008. Economic news is not much better, with slowing global growth, and continued fallout from the credit crisis hanging over the economy. While this has resulted in negative returns over the course of the year, it has also resulted in historically low valuations for many U.S. stocks.

Late in 2007, we selectively trimmed positions in the Information Technology and Consumer Staples sectors, where investment themes were playing out and valuations reflected higher expectations going forward. Many of our holdings with themes linked to global growth began to reach fair value, which allowed us to take gains. As a result, we also lightened our allocation to Energy stocks late in the year, and have remained underweight compared to the benchmark since then.

We took advantage of the increased volatility and short-term weakness in the first quarter of 2008 to reinitiate positions in several Information Technology stocks that we had reduced in 2007, as well as to add to areas in the Health Care sector. Given reasonable valuations in many areas of the market prior to this year, we used the market volatility in 2008 both to opportunistically buy more of existing holdings that were trading at more attractive levels and to upgrade into new holdings with stronger competitive positioning that now met our pricing disciplines.

Currently, our largest sector weightings remain Information Technology and Health Care, specifically focused on areas that are less sensitive to slowing U.S. consumer spending. We continue to have comparatively small positions in both Energy and Financials relative to the benchmark. Our small position in Financials has helped relative performance over the course of the year in light of the credit crisis. While the small position in Energy detracted from returns in the first half of 2008, it has added value relative to the benchmark so far in the second half of the year.

Through the first half of 2008, we increased the Series’ holdings in industry leaders in the Industrials and transportation sectors that were gaining market share in the face of higher energy costs, primarily at the expense of their weaker competitors. The declines in energy and commodity prices benefited these holdings to a greater extent than the overall market, and drove significant relative outperformance during the third quarter of 2008.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of October 31, 2008 (unaudited)

	Average Annual Total Returns As of October 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Equity Series[2,3]	-35.09%	3.86%	7.69%	4.73%
Russell 3000® Index[4]	-36.60%	0.46%	1.05%	0.64%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2008 to the Russell 3000® Index.

1Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 3 below).

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2008, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for the year ended October 31, 2008.

3For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - All-Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08
Actual	$1,000.00	$725.80	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of October 31, 2008 (unaudited)

Sector Allocation1

1As a percentage of net assets.

4

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS - 92.5%

Consumer Discretionary - 14.4%
Hotels, Restaurants & Leisure - 4.9%
Carnival Corp.	645,600	$16,398,240
International Game Technology	586,590	8,212,260

		24,610,500

Household Durables - 1.2%
Fortune Brands, Inc.	162,410	6,194,317

Media - 4.7%
Charter Communications, Inc. - Class A*	2,536,470	1,116,047
Comcast Corp. - Class A	927,130	14,611,569
The Walt Disney Co.	308,250	7,983,675

		23,711,291

Specialty Retail - 3.6%
The Home Depot, Inc.	377,080	8,895,317
Lowe’s Companies, Inc.	415,730	9,021,341

		17,916,658

Total Consumer Discretionary		72,432,766

Consumer Staples - 1.4%
Food Products - 1.4%
Dean Foods Co.*	330,290	7,220,139

Energy - 3.4%
Energy Equipment & Services - 3.4%
Baker Hughes, Inc.	264,790	9,254,410
Weatherford International Ltd.*	458,550	7,740,324

Total Energy		16,994,734

Financials - 8.2%
Capital Markets - 1.7%
SEI Investments Co.	487,800	8,624,304

Commercial Banks - 4.8%
PNC Financial Services Group, Inc.	178,060	11,871,260
U.S. Bancorp	410,770	12,245,054

		24,116,314

Consumer Finance - 1.7%
American Express Co.	309,760	8,518,400

Total Financials		41,259,018

Health Care - 18.9%
Biotechnology - 1.6%
Amgen, Inc.*	67,910	4,067,130
Genzyme Corp.*	57,730	4,207,362

		8,274,492

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies - 6.3%
Becton, Dickinson and Co.	102,970	$7,146,118
Inverness Medical Innovations, Inc.*	347,210	6,649,071
Medtronic, Inc.	435,360	17,558,069

		31,353,258

Health Care Providers & Services - 2.4%
Quest Diagnostics, Inc.	254,070	11,890,476

Health Care Technology - 2.6%
Cerner Corp.*	173,000	6,440,790
Eclipsys Corp.*	443,330	6,583,450

		13,024,240

Life Sciences Tools & Services - 3.2%
Millipore Corp.*	114,440	5,938,292
PerkinElmer, Inc.	550,000	9,867,000

		15,805,292

Pharmaceuticals - 2.8%
Johnson & Johnson	231,880	14,223,519

Total Health Care		94,571,277

Industrials - 15.3%
Air Freight & Logistics - 6.6%
FedEx Corp.	266,480	17,419,798
United Parcel Service, Inc. - Class B	302,370	15,959,089

		33,378,887

Airlines - 3.9%
JetBlue Airways Corp.*	689,470	3,826,558
Southwest Airlines Co.	1,332,240	15,693,787

		19,520,345

Industrial Conglomerates - 2.9%
3M Co.	225,940	14,527,942

Road & Rail - 1.9%
Heartland Express, Inc.	172,670	2,648,758
J.B. Hunt Transport Services, Inc.	146,130	4,154,476
Knight Transportation, Inc.	168,970	2,686,623

		9,489,857

Total Industrials		76,917,031

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology - 24.9%
Communications Equipment - 4.5%
Cisco Systems, Inc.*	844,100	$14,999,657
Juniper Networks, Inc.*	397,020	7,440,155

		22,439,812

Computers & Peripherals - 4.4%
EMC Corp.*	1,869,920	22,027,658

Internet Software & Services - 4.8%
Google, Inc. - Class A*	67,260	24,170,554

IT Services - 3.2%
Automatic Data Processing, Inc.	455,260	15,911,337

Semiconductors & Semiconductor Equipment - 1.2%
KLA-Tencor Corp.	147,600	3,431,700
Lam Research Corp.*	119,310	2,667,772

		6,099,472

Software - 6.8%
Autodesk, Inc.*	359,350	7,657,748
Electronic Arts, Inc.*	488,100	11,118,918
Microsoft Corp.	687,020	15,341,157

		34,117,823

Total Information Technology		124,766,656

Materials - 4.5%
Chemicals - 0.8%
Monsanto Co.	45,160	4,018,337

Paper & Forest Products - 3.7%
Louisiana-Pacific Corp.	551,780	2,648,544
Weyerhaeuser Co.	415,110	15,865,504

		18,514,048

Total Materials		22,532,385

Utilities - 1.5%
Independent Power Producers & Energy Traders - 1.5%
Mirant Corp.*	413,160	7,238,563

TOTAL COMMON STOCKS (Identified Cost $595,073,257)		463,932,569

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2008

	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS - 8.5%
Dreyfus Treasury and Agency Cash Management - Institutional Shares	27,649,156	$27,649,156
Fannie Mae Discount Note, 1/5/2009	$15,000,000	14,972,175

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $42,593,635)		42,621,331

TOTAL INVESTMENTS - 101.0% (Identified Cost $637,666,892)		506,553,900

LIABILITIES, LESS OTHER ASSETS - (1.0%)		(4,970,888)

NET ASSETS - 100%		$501,583,012

*Non-income producing security

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 2008

ASSETS:

Investments, at value (identified cost $637,666,892) (Note 2)	$506,553,900
Receivable for securities sold	8,335,163
Receivable for fund shares sold	8,221,640
Dividends receivable	112,543

TOTAL ASSETS	523,223,246

LIABILITIES:

Accrued management fees (Note 3)	332,150
Accrued fund accounting and transfer agent fees (Note 3)	27,256
Accrued directors’ fees (Note 3)	1,998
Accrued Chief Compliance Officer service fees (Note 3)	565
Payable for securities purchased	20,605,046
Payable for fund shares repurchased	616,244
Audit fees payable	29,982
Other payables and accrued expenses	26,993

TOTAL LIABILITIES	21,640,234

TOTAL NET ASSETS	$501,583,012

NET ASSETS CONSIST OF:

Capital stock	$376,132
Additional paid-in-capital	668,885,589
Undistributed net investment income	1,596,227
Accumulated net realized loss on investments	(38,161,944)
Net unrealized depreciation on investments	(131,112,992)

TOTAL NET ASSETS	$501,583,012

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($501,583,012/37,613,205 shares)	$13.34

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended October 31, 2008

INVESTMENT INCOME:

Dividends	$5,371,156
Interest	227,824

Total Investment Income	5,598,980

EXPENSES:

Management fees (Note 3)	3,476,559
Fund accounting and transfer agent fees (Note 3)	237,037
Directors’ fees (Note 3)	12,100
Chief Compliance Officer service fees (Note 3)	4,681
Custodian fees	22,400
Miscellaneous	114,358

Total Expenses	3,867,135
Less reduction of expenses (Note 3)	(209,273)

Net Expenses	3,657,862

NET INVESTMENT INCOME	1,941,118

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments	(38,140,400)
Net change in unrealized appreciation (depreciation) on investments	(134,982,408)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(173,122,808)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(171,181,690)

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 10/31/08	For the Year Ended 10/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,941,118	$423,396
Net realized gain (loss) on investments	(38,140,400)	7,608,792
Net change in unrealized appreciation (depreciation) on investments	(134,982,408)	3,014,467

Net increase (decrease) from operations	(171,181,690)	11,046,655

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(750,464)	(32,650)
From net realized gain on investments	(7,613,462)	(277,398)

Total distributions to shareholders	(8,363,926)	(310,048)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	490,102,429	171,979,405

Net increase in net assets	310,556,813	182,716,012

NET ASSETS:

Beginning of year	191,026,199	8,310,187

End of year (including undistributed net investment income of $1,596,227 and $406,524, respectively)	$501,583,012	$191,026,199

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.43	$19.19	$17.24	$15.63	$13.42

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.06	0.04	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(7.35)	2.65	3.25	2.45	2.23

Total from investment operations	(7.28)	2.71	3.29	2.44	2.22

Less distributions to shareholders:
From net investment income	(0.07)	(0.05)	—	—	(0.01)
From net realized gain on investments	(0.74)	(0.42)	(1.34)	(0.83)	—

Total distributions to shareholders	(0.81)	(0.47)	(1.34)	(0.83)	(0.01)

Net asset value - End of year	$13.34	$21.43	$19.19	$17.24	$15.63

Net assets - End of year (000’s omitted)	$501,583	$191,026	$8,310	$2,714	$1,769

Total return[1]	(35.09%)	14.37%	20.36%	16.05%	16.52%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.56%	0.45%	0.35%	(0.04%)	(0.06%)
Portfolio turnover	63%	44%	55%	57%	60%

*The investment advisor did not impose all or a portion of its management fee and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would

have been increased by the following amount:	0.06%	0.11%	1.24%	2.33%	2.85%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital, primarily through investments in U.S. common stocks.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2008, 3.4 billion shares have been designated in total among 27 series, of which 125 million have been designated as Equity Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On April 30, 2008, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2005 through October 31, 2008.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain

14

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $209,273 for the year ended October 31, 2008, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $667,014,434 and $207,791,408, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Equity Series were:

	For the Year Ended 10/31/08		For the Year Ended 10/31/07
	Shares	Amount	Shares	Amount
Sold	36,287,140	$619,884,035	9,080,249	$184,492,831
Reinvested	428,960	8,180,272	15,722	309,402
Repurchased	(8,016,843)	(137,961,878)	(615,168)	(12,822,828)

Total	28,699,257	$490,102,429	8,480,803	$171,979,405

15

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

At October 31, 2008, the retirement plan of the advisor and its affiliates owned 261,103 shares of the Series (0.7% of shares outstanding) valued at $3,483,114.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government. No such investments were held by the Series on October 31, 2008.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 10/31/08	For the Year Ended 10/31/07
Ordinary income	$7,621,863	$96,775
Long-term capital gains	742,063	213,273

At October 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$639,332,380
Unrealized appreciation	$2,509,232
Unrealized depreciation	(135,287,712)

Net unrealized depreciation	$(132,778,480)
Undistributed ordinary income	1,596,227
Capital loss carryover	36,496,456

16

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The capital loss carryover, disclosed previously, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on October 31, 2016.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but it is not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

December 12, 2008

18

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $1,681,530 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $742,063 as capital gains for its taxable year ended October 31, 2008.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 5.5%.

19

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

20

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

21

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

22

Manning & Napier Fund, Inc.

PRO-BLEND® CONSERVATIVE TERM SERIES	|	Annual Report - October 31, 2008
PRO-BLEND® MODERATE TERM SERIES
PRO-BLEND® EXTENDED TERM SERIES
PRO-BLEND® MAXIMUM TERM SERIES

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Uncertainty in both equity and fixed income markets dominated this year. Volatility, which was slightly bolstered at the end of 2007, soared to unimagined heights through the 3rd quarter of 2008. This environment was due to a confluence of decelerating global growth, energy and commodity price inflation and ongoing credit turmoil. While energy and commodity prices have retracted from speculative levels, credit problems and recessionary pressures persist. Despite this backdrop, our investment process of searching for solid investment opportunities at attractive prices remains intact. As such, the market’s decline has been an opportunity to upgrade the Pro-Blend® Series’ portfolios with stocks and bonds with high quality fundamental characteristics.

Major U.S. equity indices declined more than 35% for the twelve months ended October 31, 2008. The S&P 500 Total Return Index was down -36.09%, the Russell 3000® Index down -36.60%, the NASDAQ Composite down -39.81%, and international markets fared worse, with the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. returning -48.53%. By contrast, bond indices were barely positive, with the 12-month return of the Barclays Capital Aggregate Bond Index at +0.30% and the Merrill Lynch U.S. Corporate, Government and Mortgage Index up 0.70%.

All four Pro-Blend® Series continue to outperform over the current stock market cycle with solid absolute returns for long term investors. However, the one-year performance results versus the market and benchmarks were mixed for the year ended October 31, 2008, with the Pro-Blend® Conservative Term Series and the Pro-Blend® Maximum Term Series holding up better than their blended benchmarks and the Pro-Blend® Moderate Term Series and Extended Term Series slightly underperforming.

The Pro-Blend® Series’ relatively large positions in stocks relative to their benchmarks had the greatest negative impact on their performance. The comparatively small allocation to Energy stocks relative to the benchmark also held back performance for the first eight months of this period, most notably in the Pro-Blend® Maximum Term Series. On a bottom-up basis, our investment process is designed to identify good businesses at attractive valuations and to avoid speculatively priced segments. This discipline kept holdings in the Energy sector limited throughout the twelve month period through October 31, 2008, which helped performance over the last four months of the period. Broadly, relatively large allocations to Health Care and relatively small positions in the Financials sector both contributed positively to performance compared to the benchmarks. Also, our stock selection strategies identified specific positive performers, particularly in the Industrials sector.

As mentioned briefly above, given the protracted credit crisis, spawned by over-extension of consumer and mortgage credit, the Pro-Blend® Series benefited from their relatively small positions in the Financials sector as compared to their benchmarks. The crisis resulted in a succession of failed financial institutions and ultimately governmental intervention. Several major institutions ceased to exist, while others expanded by acquisition of their former competitors. Fortunately, our direct exposure to distressed financials was limited. Our investments in the financial services sector focused predominantly on companies with diversified business lines which produce recurring revenue in various market environments. These selections reflected our preference for banks with low mortgage exposure and high fee-based income relative to industry peers.

Fixed income market returns reflected sharp differences between returns of various sectors and credit quality segments. Our fixed income returns performed better than the fixed income portions of the benchmarks, particularly for the Pro-Blend® Conservative Term Series, which has close to 60% of the holdings allocated to fixed income. Our positive fixed income performance was aided specifically by our decision to avoid most financial corporate bonds in favor of Treasury bonds, as well as high quality industrial bonds and government-sponsored FNMA (Fannie Mae) and FHLMC (Freddie Mac) securities. In addition, we took advantage of a sharp interest rate decline in September, paring back long-term bond holdings which had been established during the second quarter when rates had spiked.

1

Management Discussion and Analysis (unaudited)

All of the Pro-Blend® Series had foreign stock allocations that were less than that of their blended benchmarks. Since the downturn in the foreign equity markets generally dwarfed the decline in the U.S. equity markets through the one-year period ended October 31, 2008, our comparatively small positions in international holdings, including emerging markets, benefited performance.

While downside risks to stock and fixed income performance remain, and the short term direction is difficult to predict, we recognize select segments of the stock and bond markets are currently trading at attractive valuations, and we have been positioning the portfolios accordingly.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update - Pro-Blend® Conservative Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S2	-7.52%	3.89%	5.07%	5.45%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class I2,3	-7.36%	4.17%	5.37%	5.76%
Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index[4,6]	1.48%	3.56%	5.04%	5.62%
5%/15%/80% Blended Index[4,5,6]	-8.05%	3.32%	4.55%	5.78%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2008 to the Barclays Capital Intermediate U.S. Aggregate Bond Index and a 5%/15%/80% Blended Index.

1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 0.92% for Class S and 0.70% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.97% for Class S and 0.85% for Class I for the period ended October 31, 2008.

3For periods prior to the inception of Class I on March 28, 2008, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S adjusted for expense differences.

4The Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5The 5%/15%/80% Blended Index is 5% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 15% Russell 3000® Index, and 80% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

3

Shareholder Expense Example - Pro-Blend® Conservative Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested in under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested in with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense ratio
Class S
Actual	$1,000.00	$924.30	$4.35	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Class I
Actual	$1,000.00	$924.50	$3.39	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56	0.70%

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data (or since inception (3/28/08) for Class I). The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition - Pro-Blend® Conservative Term Series (unaudited)

As of October 31, 2008

Asset Allocation1

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation4

Information Technology	8.07%
Health Care	5.67%
Industrials	3.86%
Consumer Discretionary	3.70%
Financials	2.74%
Consumer Staples	2.08%
Energy	1.18%
Materials	0.84%
Utilities	0.12%
Telecommunication Services	0.10%

4Including common stocks, preferred stocks, warrants, and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings5

Google, Inc. - Class A	1.75%
EMC Corp.	1.17%
Unilever plc - ADR (United Kingdom)	0.99%
Johnson & Johnson	0.86%
Medtronic, Inc.	0.83%

5As a percentage of total investments.

Top Five Bond Holdings6

U.S. Treasury Note, 4.00%, 2/15/2015	10.72%
U.S. Treasury Note, 4.625%, 2/15/2017	7.70%
U.S. Treasury Note, 4.00%, 11/15/2012	7.06%
U.S. Treasury Note, 3.875%, 5/15/2010	6.09%
U.S. Treasury Note, 3.50%, 11/15/2009	5.24%

6As a percentage of total investments.

5

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS - 26.54%

Consumer Discretionary - 3.36%
Auto Components - 0.01%
Hankook Tire Co. Ltd. (South Korea) (Note 7)	840	$8,004

Automobiles - 0.01%
Suzuki Motor Corp. (Japan) (Note 7)	1,000	14,255

Diversified Consumer Services - 0.02%
Jackson Hewitt Tax Service, Inc.	2,510	34,588

Hotels, Restaurants & Leisure - 0.92%
Carnival Corp.	34,950	887,730
Club Mediterranee S.A.* (France) (Note 7)	305	6,064
International Game Technology	27,660	387,240

		1,281,034

Household Durables - 0.34%
Corporacion Geo S.A. de C.V. - Class B* (Mexico) (Note 7)	2,270	3,151
Fortune Brands, Inc.	11,980	456,917
LG Electronics, Inc. (South Korea) (Note 7)	120	8,785
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 7)	2,180	6,595

		475,448

Leisure Equipment & Products - 0.01%
Sankyo Co. Ltd. (Japan) (Note 7)	300	13,159

Media - 1.20%
Charter Communications, Inc. - Class A*	165,480	72,811
Comcast Corp. - Class A	58,437	920,967
Grupo Televisa S.A. - ADR (Mexico) (Note 7)	970	17,130
Impresa S.A. (SGPS)* (Portugal) (Note 7)	820	617
The McGraw-Hill Companies, Inc.	820	22,009
Mediacom Communications Corp. - Class A*	4,330	19,225
Mediaset S.p.A. (Italy) (Note 7)	595	3,219
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	198	7,001
Societe Television Francaise 1 (France) (Note 7)	1,650	21,007
The Walt Disney Co.	22,280	577,052
Wolters Kluwer N.V. (Netherlands) (Note 7)	290	5,108

		1,666,146

Multiline Retail - 0.00%**
PPR (France) (Note 7)	65	4,109

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail - 0.85%
The Home Depot, Inc.	24,670	$581,965
KOMERI Co. Ltd. (Japan) (Note 7)	100	2,218
Lowe’s Companies, Inc.	27,190	590,023
Tractor Supply Co.*	140	5,818

		1,180,024

Textiles, Apparel & Luxury Goods - 0.00%**
Adidas AG (Germany) (Note 7)	130	4,496
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	40	2,644

		7,140

Total Consumer Discretionary		4,683,907

Consumer Staples - 1.88%
Beverages - 0.03%
Carlsberg A/S - Class B (Denmark) (Note 7)	250	9,844
Diageo plc (United Kingdom) (Note 7)	290	4,437
Heineken N.V. (Netherlands) (Note 7)	670	22,482

		36,763

Food & Staples Retailing - 0.05%
BJ’s Wholesale Club, Inc.*	570	20,064
Carrefour S.A. (France) (Note 7)	650	27,270
Casino Guichard-Perrachon S.A. (France) (Note 7)	100	6,946
Tesco plc (United Kingdom) (Note 7)	2,675	14,608

		68,888

Food Products - 1.54%
Cadbury plc (United Kingdom) (Note 7)	2,373	21,687
Dean Foods Co.*	18,540	405,284
Groupe Danone (France) (Note 7)	160	8,858
Nestle S.A. (Switzerland) (Note 7)	8,950	347,408
Sanderson Farms, Inc.	170	5,307
Suedzucker AG (Germany) (Note 7)	120	1,337
Unilever plc - ADR (United Kingdom) (Note 7)	60,020	1,354,051

		2,143,932

Household Products - 0.00%**
Reckitt Benckiser Group plc (United Kingdom) (Note 7)	145	6,089

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 0.26%
L’Oreal S.A. (France) (Note 7)	4,730	$355,739
Natura Cosmeticos S.A. (Brazil) (Note 7)	960	8,070

		363,809

Total Consumer Staples		2,619,481

Energy - 1.08%
Energy Equipment & Services - 1.06%
Baker Hughes, Inc.	18,235	637,313
Calfrac Well Services Ltd. (Canada) (Note 7)	1,840	23,244
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France) (Note 7)	575	9,167
Dril-Quip, Inc.*	190	4,693
Trican Well Service Ltd. (Canada) (Note 7)	950	8,910
Weatherford International Ltd.*	46,634	787,182

		1,470,509

Oil, Gas & Consumable Fuels - 0.02%
BP plc (United Kingdom) (Note 7)	450	3,673
Edge Petroleum Corp.*	1,950	1,150
Eni S.p.A. (Italy) (Note 7)	475	11,217
Forest Oil Corp.*	145	4,235
Mariner Energy, Inc.*	111	1,597
Royal Dutch Shell plc - Class B (Netherlands) (Note 7)	156	4,164
Total S.A. (France) (Note 7)	160	8,730

		34,766

Total Energy		1,505,275

Financials - 2.39%
Capital Markets - 0.37%
Bank of New York Mellon Corp.[1]	450	14,670
The Charles Schwab Corp.	540	10,325
Franklin Resources, Inc.	280	19,040
Janus Capital Group, Inc.	570	6,692
SEI Investments Co.	25,860	457,205
T. Rowe Price Group, Inc.	220	8,699

		516,631

Commercial Banks - 1.46%
The Bancorp, Inc.*	1,340	5,012
BNP Paribas (France) (Note 7)	100	7,137
Commerzbank AG (Germany) (Note 7)	250	2,714
Credit Agricole S.A. (France) (Note 7)	160	2,291

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
The Hachijuni Bank Ltd. (Japan) (Note 7)	800	$3,866
HSBC Holdings plc (United Kingdom) (Note 7)	1,070	13,119
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	690	40,710
Huntington Bancshares, Inc.	680	6,426
KeyCorp	1,370	16,755
PNC Financial Services Group, Inc.	13,450	896,711
Societe Generale (France) (Note 7)	186	9,997
Societe Generale - ADR (France) (Note 7)	695	7,506
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	800	3,558
SunTrust Banks, Inc.	120	4,817
TCF Financial Corp.	1,090	19,337
UniCredito Italiano S.p.A. (Italy) (Note 7)	1,455	3,503
U.S. Bancorp	32,305	963,012
Webster Financial Corp.	320	5,933
Wilmington Trust Corp.	530	15,296

		2,027,700

Consumer Finance - 0.31%
American Express Co.	14,710	404,525
Capital One Financial Corp.	670	26,210

		430,735

Diversified Financial Services - 0.09%
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	665	28,789
ING Groep N.V. (Netherlands) (Note 7)	185	1,706
JPMorgan Chase & Co.	1,420	58,575
Moody’s Corp.	1,620	41,472

		130,542

Insurance - 0.15%
Allianz SE (Germany) (Note 7)	490	37,149
Axa (France) (Note 7)	160	3,028
Brown & Brown, Inc.	610	12,517
First American Corp.	890	18,165
LandAmerica Financial Group, Inc.	1,130	11,130
Muenchener Rueckver AG (Germany) (Note 7)	165	22,079
The Progressive Corp.	3,140	44,808
Torchmark Corp.	360	15,037

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	1,585	$41,590

		205,503

Real Estate Investment Trusts (REITS) - 0.00%**
Alstria Office REIT AG (Germany) (Note 7)	880	5,652

Thrifts & Mortgage Finance - 0.01%
Aareal Bank AG (Germany) (Note 7)	525	4,282
First Niagara Financial Group, Inc.	460	7,254

		11,536

Total Financials		3,328,299

Health Care - 5.48%
Biotechnology - 0.52%
Amgen, Inc.*	4,940	295,857
Celera Corp.*	3,890	43,996
Crucell NV - ADR* (Netherlands) (Note 7)	2,380	27,703
Genomic Health, Inc.*	2,160	39,809
Genzyme Corp.*	3,970	289,334
Medarex, Inc.*	2,210	15,536
QLT, Inc.* (Canada) (Note 7)	4,850	12,561
Senomyx, Inc.*	860	2,150

		726,946

Health Care Equipment & Supplies - 1.76%
Abaxis, Inc.*	2,120	32,584
Align Technology, Inc.*	4,630	32,086
Alsius Corp.*[2]	3,536	2,475
AtriCure, Inc.*	1,040	6,729
Beckman Coulter, Inc.	920	45,926
Becton, Dickinson and Co.	7,880	546,872
C.R. Bard, Inc.	390	34,417
Covidien Ltd. (Bermuda) (Note 7)	1,240	54,920
DENTSPLY International, Inc.	1,210	36,760
Dexcom, Inc.*	8,360	37,787
Gen-Probe, Inc.*	700	32,942
IDEXX Laboratories, Inc.*	900	31,671
Inverness Medical Innovations, Inc.*	3,720	71,238
Medtronic, Inc.	28,055	1,131,458
Micrus Endovascular Corp.*	1,775	20,945
Nobel Biocare Holding AG (Switzerland) (Note 7)	700	11,962
OraSure Technologies, Inc.*	13,205	60,875

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Sirona Dental Systems, Inc.*	2,440	$38,967
STAAR Surgical Co.*	7,020	17,269
Straumann Holding AG (Switzerland) (Note 7)	335	56,638
Synthes, Inc.	890	114,618
Zimmer Holdings, Inc.*	660	30,644

		2,449,783

Health Care Providers & Services - 0.59%
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand) (Note 7)	12,000	7,536
Diagnosticos da America S.A. (Brazil) (Note 7)	2,980	34,686
Quest Diagnostics, Inc.	15,380	719,784
Sonic Healthcare Ltd. (Australia) (Note 7)	6,710	61,112

		823,118

Health Care Technology - 0.39%
Cerner Corp.*	12,790	476,172
Eclipsys Corp.*	5,100	75,735

		551,907

Life Sciences Tools & Services - 0.86%
Caliper Life Sciences, Inc.*	8,927	12,498
Exelixis, Inc.*	8,810	30,306
Lonza Group AG (Switzerland) (Note 7)	2,870	237,661
Luminex Corp.*	2,210	41,217
Millipore Corp.*	5,630	292,141
PerkinElmer, Inc.	30,523	547,583
QIAGEN N.V.* (Netherlands) (Note 7)	2,410	34,367

		1,195,773

Pharmaceuticals - 1.36%
Abbott Laboratories	700	38,605
AstraZeneca plc (United Kingdom) (Note 7)	25	1,058
AstraZeneca plc - ADR (United Kingdom) (Note 7)	120	5,095
Bayer AG (Germany) (Note 7)	540	30,349
GlaxoSmithKline plc (United Kingdom) (Note 7)	695	13,386
Johnson & Johnson	19,210	1,178,341
Mylan, Inc.*	4,150	35,566
Novartis AG - ADR (Switzerland) (Note 7)	11,108	566,397
Sanofi-Aventis (France) (Note 7)	31	1,953
Santen Pharmaceutical Co. Ltd. (Japan) (Note 7)	400	10,072

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Shire plc (United Kingdom) (Note 7)	635	$8,368

		1,889,190

Total Health Care		7,636,717

Industrials - 3.57%
Aerospace & Defense - 0.03%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	1,245	26,045
Hexcel Corp.*	910	12,012

		38,057

Air Freight & Logistics - 1.47%
Deutsche Post AG (Germany) (Note 7)	300	3,303
FedEx Corp.	15,210	994,278
TNT N.V. (Netherlands) (Note 7)	885	18,384
United Parcel Service, Inc. - Class B	19,640	1,036,599

		2,052,564

Airlines - 1.03%
AirTran Holdings, Inc.*	810	3,313
Deutsche Lufthansa AG (Germany) (Note 7)	610	8,543
JetBlue Airways Corp.*	61,184	339,571
Southwest Airlines Co.	91,855	1,082,052

		1,433,479

Building Products - 0.01%
Owens Corning, Inc.*	1,000	15,730

Commercial Services & Supplies - 0.02%
Tomra Systems ASA (Norway) (Note 7)	7,190	33,328

Electrical Equipment - 0.02%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	1,060	13,939
General Cable Corp.*	260	4,441
Nexans S.A. (France) (Note 7)	80	4,529

		22,909

Industrial Conglomerates - 0.74%
3M Co.	15,441	992,856
Siemens AG (Germany) (Note 7)	590	35,685

		1,028,541

Machinery - 0.02%
FreightCar America, Inc.	650	16,972

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
Schindler Holding AG (Switzerland) (Note 7)	105	$4,529

		21,501

Professional Services - 0.02%
Equifax, Inc.	540	14,083
Experian plc (Ireland) (Note 7)	3,640	20,001

		34,084

Road & Rail - 0.21%
J.B. Hunt Transport Services, Inc.	10,060	286,006

Trading Companies & Distributors - 0.00%**
Rush Enterprises, Inc. - Class A*	660	6,184

Total Industrials		4,972,383

Information Technology - 7.82%
Communications Equipment - 1.66%
Alcatel-Lucent - ADR* (France) (Note 7)	18,500	47,545
BigBand Networks, Inc.*	10,130	37,481
Blue Coat Systems, Inc.*	3,180	42,930
Ceragon Networks Ltd.* (Israel) (Note 7)	3,490	19,719
Cisco Systems, Inc.*	61,181	1,087,186
Harris Stratex Networks, Inc. - Class A*	3,480	23,072
Infinera Corp.*	5,000	38,900
Juniper Networks, Inc.*	23,486	440,128
Nokia (Finland) (Note 7)	33,600	510,048
Riverbed Technology, Inc.*	5,040	63,151

		2,310,160

Computers & Peripherals - 1.16%
EMC Corp.*	135,760	1,599,253
Rackable Systems, Inc.*	2,830	20,178

		1,619,431

Electronic Equipment, Instruments & Components - 0.03%
LoJack Corp.*	7,430	32,469
Planar Systems, Inc.*	4,960	9,920

		42,389

Internet Software & Services - 1.71%
Google, Inc. - Class A*	6,630	2,382,557

IT Services - 0.73%
Automatic Data Processing, Inc.	27,068	946,027
Gevity HR, Inc.	7,490	25,541
Online Resources Corp.*	6,820	23,870

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Paychex, Inc.	710	$20,263

		1,015,701

Semiconductors & Semiconductor Equipment - 0.13%
ASML Holding N.V. (Netherlands) (Note 7)	670	11,612
ASML Holding N.V. - New York Registered Shares (Netherlands) (Note 7)	1,870	32,819
Hynix Semiconductor, Inc.* (South Korea) (Note 7)	230	1,924
KLA-Tencor Corp.	1,340	31,155
Lam Research Corp.*	1,390	31,080
Netlogic Microsystems, Inc.*	1,220	25,766
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	740	6,112
Tokyo Electron Limited (Japan) (Note 7)	1,100	35,851

		176,319

Software - 2.40%
Amdocs Ltd.* (Guernsey) (Note 7)	2,845	64,183
Autodesk, Inc.*	16,030	341,599
Electronic Arts, Inc.*	36,060	821,447
Intuit, Inc.*	1,420	35,585
Microsoft Corp.	47,790	1,067,151
Misys plc (United Kingdom) (Note 7)	1,205	2,138
SAP AG (Germany) (Note 7)	250	8,867
SAP AG - ADR (Germany) (Note 7)	26,950	952,144
Sonic Solutions*	6,440	13,138
Square Enix Holdings Co. Ltd. (Japan) (Note 7)	200	4,975
THQ, Inc.*	780	5,811
UbiSoft Entertainment S.A.* (France) (Note 7)	360	18,888

		3,335,926

Total Information Technology		10,882,483

Materials - 0.83%
Chemicals - 0.25%
Arkema (France) (Note 7)	2	45
Calgon Carbon Corp.*	1,100	14,652
Monsanto Co.	3,700	329,226
The Scotts Miracle-Gro Co. - Class A	270	7,052

		350,975

Containers & Packaging - 0.01%
Bemis Co., Inc.	340	8,446

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Paper & Forest Products - 0.57%
Louisiana-Pacific Corp.	30,800	$147,840
Norbord, Inc. (Canada) (Note 7)	5,770	9,052
Weyerhaeuser Co.	16,590	634,070

		790,962

Total Materials		1,150,383

Telecommunication Services - 0.09%
Diversified Telecommunication Services - 0.01%
France Telecom S.A. (France) (Note 7)	440	11,047
Swisscom AG - ADR (Switzerland) (Note 7)	290	8,729

		19,776

Wireless Telecommunication Services - 0.08%
American Tower Corp.*	380	12,278
Crown Castle International Corp.*	1,090	23,075
Hutchison Telecommunications International Ltd.* (Hong Kong) (Note 7)	6,550	7,083
SBA Communications Corp.*	710	14,903
SK Telecom Co. Ltd. - ADR (South Korea) (Note 7)	3,090	53,179

		110,518

Total Telecommunication Services		130,294

Utilities - 0.04%
Electric Utilities - 0.02%
E.ON AG (Germany) (Note 7)	665	25,670

Independent Power Producers & Energy Traders - 0.01%
Mirant Corp.*	540	9,461

Multi-Utilities - 0.00%**
National Grid plc (United Kingdom) (Note 7)	740	8,376

Water Utilities - 0.01%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil) (Note 7)	437	5,006
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil) (Note 7)	620	3,923

		8,929

Total Utilities		52,436

TOTAL COMMON STOCKS (Identified Cost $46,307,736)		36,961,658

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Shares/ Principal Amount	Value (Note 2)

PREFERRED STOCKS - 0.01%
Consumer Staples - 0.01%
Household Products - 0.01%
Henkel AG & Co. KGaA (Germany) (Note 7) (Identified Cost $12,950)	330	$9,471

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011 (Identified Cost $215)	348	90

CORPORATE BONDS - 1.24%
Convertible Corporate Bonds - 0.11%
Consumer Discretionary - 0.02%
Hotels, Restaurants & Leisure - 0.01%
Carnival Corp., 2.00%, 4/15/2021	$25,000	20,906

Media - 0.01%
Charter Communications, Inc., 6.50%, 10/1/2027	52,000	9,815

Total Consumer Discretionary		30,721

Health Care - 0.04%
Biotechnology - 0.04%
Amgen, Inc., 0.375%, 2/1/2013	60,000	52,950

Information Technology - 0.05%
Computers & Peripherals - 0.02%
EMC Corp., 1.75%, 12/1/2013	40,000	36,150

Software - 0.03%
Amdocs Ltd., 0.50%, 3/15/2024 (Guernsey) (Note 7)	40,000	38,700

Total Information Technology		74,850

Total Convertible Corporate Bonds (Identified Cost $228,049)		158,521

Non-Convertible Corporate Bonds - 1.13%
Consumer Discretionary - 0.24%
Hotels, Restaurants & Leisure - 0.03%
McDonald’s Corp., 5.80%, 10/15/2017	50,000	45,747

Media - 0.08%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	55,000	43,978
Comcast Corp., 6.50%, 11/15/2035	55,000	42,221
The Walt Disney Co., 7.00%, 3/1/2032	25,000	23,473

		109,672

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Multiline Retail - 0.03%
Target Corp., 5.875%, 3/1/2012	$35,000	$34,653

Specialty Retail - 0.06%
Home Depot, Inc., 5.40%, 3/1/2016	65,000	49,829
Lowe’s Companies, Inc., 8.25%, 6/1/2010	30,000	30,911

		80,740

Textiles, Apparel & Luxury Goods - 0.04%
VF Corp., 5.95%, 11/1/2017	75,000	60,269

Total Consumer Discretionary		331,081

Consumer Staples - 0.15%
Beverages - 0.04%
Pepsico, Inc., 5.00%, 6/1/2018	65,000	56,153

Food & Staples Retailing - 0.01%
The Kroger Co., 6.80%, 4/1/2011	20,000	19,677

Food Products - 0.10%
General Mills, 6.00%, 2/15/2012	70,000	68,665
Kraft Foods Inc., 6.125%, 2/1/2018	80,000	68,543

		137,208

Total Consumer Staples		213,038

Energy - 0.08%
Oil, Gas & Consumable Fuels - 0.08%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	15,000	12,512
Apache Corp., 6.90%, 9/15/2018	55,000	52,068
Arch Western Finance LLC, 6.75%, 7/1/2013	45,000	37,800

Total Energy		102,380

Financials - 0.30%
Capital Markets - 0.07%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	55,000	33,944
Lehman Brothers Holdings, Inc.[3], 2.90688%, 11/16/2009	20,000	2,350
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	20,000	13,234
Morgan Stanley, 5.55%, 4/27/2017	62,000	49,377

		98,905

Commercial Banks - 0.18%
HSBC Financial Corp., 7.00%, 5/15/2012	125,000	116,925
PNC Bank National Association, 5.25%, 1/15/2017	65,000	54,019

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
U.S. Bank National Association, 6.375%, 8/1/2011	$30,000	$29,698
Wachovia Corp., 5.25%, 8/1/2014	55,000	45,843

		246,485

Diversified Financial Services - 0.02%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	35,000	22,618

Insurance - 0.03%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	80,000	32,868
American International Group, Inc., 4.25%, 5/15/2013	30,000	11,207

		44,075

Total Financials		412,083

Health Care - 0.03%
Pharmaceuticals - 0.03%
Abbott Laboratories, 3.50%, 2/17/2009	15,000	14,982
Wyeth, 6.50%, 2/1/2034	35,000	28,598

Total Health Care		43,580

Industrials - 0.21%
Aerospace & Defense - 0.01%
Boeing Capital Corp., 6.50%, 2/15/2012	15,000	14,803

Airlines - 0.02%
Southwest Airlines Co., 5.25%, 10/1/2014	35,000	28,398

Industrial Conglomerates - 0.07%
General Electric Capital Corp., 6.75%, 3/15/2032	25,000	20,286
General Electric Co., 5.25%, 12/6/2017	90,000	75,334

		95,620

Machinery - 0.06%
Caterpillar Financial Service Corp., 7.05%, 10/1/2018	75,000	70,785
John Deere Capital Corp., 5.50%, 4/13/2017	20,000	17,141

		87,926

Road & Rail - 0.05%
CSX Corp., 6.00%, 10/1/2036	60,000	37,645
Union Pacific Corp., 5.65%, 5/1/2017	35,000	29,943

		67,588

Total Industrials		294,335

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology - 0.04%
Communications Equipment - 0.04%
Cisco Systems, Inc., 5.50%, 2/22/2016	$20,000	$18,539
Corning, Inc., 6.20%, 3/15/2016	45,000	36,275

Total Information Technology		54,814

Utilities - 0.08%
Electric Utilities - 0.07%
Allegheny Energy Supply Co. LLC[4], 8.25%, 4/15/2012	20,000	18,300
American Electric Power Co., Inc., 5.375%, 3/15/2010	40,000	38,914
Exelon Generation Co. LLC, 5.35%, 1/15/2014	55,000	44,855

		102,069

Multi-Utilities - 0.01%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	15,000	14,128

Total Utilities		116,197

Total Non-Convertible Corporate Bonds (Identified Cost $1,886,122)		1,567,508

TOTAL CORPORATE BONDS (Identified Cost $2,114,171)		1,726,029

U.S. TREASURY SECURITIES - 51.98%
U.S. Treasury Bonds - 5.00%
U.S. Treasury Bond, 6.875%, 8/15/2025	170,000	211,743
U.S. Treasury Bond, 5.50%, 8/15/2028	6,185,000	6,754,212

Total U.S. Treasury Bonds (Identified Cost $6,944,194)		6,965,955

U.S. Treasury Notes - 46.98%
Interest Stripped - Principal Payment, 2/15/2009	17,000	16,969
U.S. Treasury Note, 3.50%, 11/15/2009	7,000,000	7,144,921
U.S. Treasury Note, 3.875%, 5/15/2010	8,000,000	8,306,872
U.S. Treasury Note, 5.00%, 2/15/2011	1,000,000	1,081,328
U.S. Treasury Note, 4.875%, 4/30/2011	5,000,000	5,405,470
U.S. Treasury Note, 4.00%, 11/15/2012	9,000,000	9,632,106
U.S. Treasury Note, 3.625%, 5/15/2013	5,525,000	5,762,404
U.S. Treasury Note, 4.00%, 2/15/2015	14,000,000	14,630,000
U.S. Treasury Note, 4.625%, 2/15/2017	10,000,000	10,511,720
U.S. Treasury Note, 3.50%, 2/15/2018	3,000,000	2,918,202

Total U.S. Treasury Notes (Identified Cost $63,267,333)		65,409,992

TOTAL U.S. TREASURY SECURITIES (Identified Cost $70,211,527)		72,375,947

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES - 7.58%

Mortgage-Backed Securities - 6.74%
Fannie Mae, Pool #805347, 5.50%, 1/1/2020	$19,317	$19,298
Fannie Mae, Pool #816064, 4.50%, 4/1/2020	147,941	141,201
Fannie Mae, Pool #863151, 4.50%, 11/1/2020	114,478	109,262
Fannie Mae, Pool #851149, 5.00%, 4/1/2021	327,824	320,828
Fannie Mae, Pool #899023, 4.50%, 1/1/2022	106,070	101,038
Fannie Mae, Pool #899287, 5.00%, 2/1/2022	104,664	102,392
Fannie Mae, Pool #888815, 4.50%, 11/1/2022	872,712	831,315
Fannie Mae, Pool #790393, 6.50%, 9/1/2034	4,711	4,793
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	525,819	477,959
Fannie Mae, Pool #886904, 6.50%, 9/1/2036	1,492,614	1,513,930
Fannie Mae, Pool #901895, 6.50%, 9/1/2036	120,954	122,682
Fannie Mae, Pool #899393, 6.00%, 4/1/2037	245,249	245,261
Fannie Mae, Pool #949709, 6.50%, 9/1/2037	2,463	2,498
Fannie Mae, Pool #950248, 6.00%, 10/1/2037	168,061	168,069
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	13,925	13,910
Federal Home Loan Mortgage Corp., Pool #G11896, 4.50%, 1/1/2021	90,974	86,630
Federal Home Loan Mortgage Corp., Pool #G11912, 5.50%, 3/1/2021	308,927	308,131
Federal Home Loan Mortgage Corp., Pool #G18168, 5.00%, 2/1/2022	67,724	66,169
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	62,523	62,290
Federal Home Loan Mortgage Corp., Pool #G12833, 4.50%, 9/1/2022	177,549	168,739
Federal Home Loan Mortgage Corp., Pool #J06512, 5.00%, 12/1/2022	195,898	191,400
Federal Home Loan Mortgage Corp., Pool #G12966, 5.50%, 1/1/2023	104,667	104,277
Federal Home Loan Mortgage Corp., Pool #G13136, 4.50%, 5/1/2023	125,314	119,056
Federal Home Loan Mortgage Corp., Pool #G01736, 6.50%, 9/1/2034	10,856	11,057
Federal Home Loan Mortgage Corp., Pool #A52888, 6.50%, 10/1/2036	120,195	121,911
Federal Home Loan Mortgage Corp., Pool #A62373, 5.00%, 6/1/2037	373,519	353,614
Federal Home Loan Mortgage Corp., Pool #A82556, 5.50%, 10/1/2038	228,000	222,476
GNMA, Pool #365225, 9.00%, 11/15/2024	2,052	2,235
GNMA, Pool #398655, 6.50%, 5/15/2026	1,240	1,261
GNMA, Pool #452826, 9.00%, 1/15/2028	2,120	2,307
GNMA, Pool #460820, 6.00%, 6/15/2028	15,375	15,450

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Conservative Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
GNMA, Pool #458983, 6.00%, 1/15/2029	$34,985	$35,134
GNMA, Pool #530481, 8.00%, 8/15/2030	17,074	18,252
GNMA, Pool #577796, 6.00%, 1/15/2032	31,429	31,533
GNMA, Pool #631703, 6.50%, 9/15/2034	7,171	7,267
GNMA, Pool #003808, 6.00%, 1/20/2036	559,830	559,069
GNMA, Pool #651235, 6.50%, 2/15/2036	328,117	332,075
GNMA, Pool #003830, 5.50%, 3/20/2036	1,228,583	1,205,519
GNMA, Pool #671304, 5.50%, 6/15/2037	235,969	231,710
GNMA, Pool #671531, 5.50%, 9/15/2037	262,052	257,322
GNMA, Pool #671161, 5.50%, 11/15/2037	705,112	692,387

Total Mortgage-Backed Securities (Identified Cost $9,536,992)		9,381,707

Other Agencies - 0.84%
Fannie Mae, 5.25%, 1/15/2009	15,000	15,078
Fannie Mae, 4.875%, 5/18/2012	1,135,000	1,163,086

Total Other Agencies (Identified Cost $1,158,418)		1,178,164

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $10,695,410)		10,559,871

SHORT-TERM INVESTMENTS - 10.66%
Dreyfus Treasury and Agency Cash Management - Institutional Shares	3,988,614	3,988,614
Federal Home Loan Bank Discount Note, 1/5/2009	$6,000,000	5,988,870
U.S. Treasury Bill, 8/27/2009	4,910,000	4,862,687

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $14,799,586)		14,840,171

TOTAL INVESTMENTS - 98.01% (Identified Cost $144,141,595)		136,473,237

OTHER ASSETS, LESS LIABILITIES - 1.99%		2,778,011

NET ASSETS - 100%		$139,251,248

*Non-income producing security

**Less than 0.01%

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

1Bank of New York Mellon Corp. is the Fund’s custodian.

2The Chairman and CEO of the company serves as a director of the Fund (see Note 2 to the financial statements).

3The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of October 31, 2008. The issuer is in default of certain debt covenants, has missed its most recent interest payment and has declared bankruptcy. Income is not being accrued.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $18,300, or 0.01%, of the Series’ net assets as of October 31, 2008 (see Note 2 to the financial statements).

The accompanying notes are an integral part of the financial statements.	21

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2008

ASSETS:

Investments, at value (identified cost $144,141,595) (Note 2)	$136,473,237
Foreign currency, at value (cost $39,189)	36,693
Receivable for fund shares sold	2,720,176
Interest receivable	938,344
Receivable for securities sold	184,437
Dividends receivable	11,890
Foreign tax reclaims receivable	6,404

TOTAL ASSETS	140,371,181

LIABILITIES:

Accrued management fees (Note 3)	5,878
Accrued shareholder service fees (Class S) (Note 3)	23,021
Accrued fund accounting and transfer agent fees (Note 3)	8,923
Accrued directors’ fees (Note 3)	2,000
Accrued Chief Compliance Officer service fees (Note 3)	565
Payable for securities purchased	925,133
Payable for fund shares repurchased	115,022
Audit fees payable	31,791
Other payables and accrued expenses	7,600

TOTAL LIABILITIES	1,119,933

TOTAL NET ASSETS	$139,251,248

NET ASSETS CONSIST OF:

Capital stock	$125,116
Additional paid-in-capital	147,444,326
Undistributed net investment income	1,877,915
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(2,524,799)
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(7,671,310)

TOTAL NET ASSETS	$139,251,248

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS S ($139,174,280/12,503,261 shares)	$11.13

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS I ($76,968/8,306 shares)	$9.27

22	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2008

INVESTMENT INCOME:

Interest	$3,329,559
Dividends (net of foreign tax withheld, $12,370)	613,404

Total Investment Income	3,942,963

EXPENSES:

Management fees (Note 3)	803,962
Shareholder service fees (Class S) (Note 3)	164,752
Fund accounting and transfer agent fees (Note 3)	89,278
Directors’ fees (Note 3)	12,092
Chief Compliance Officer service fees (Note 3)	4,681
Custodian fees	20,501
Miscellaneous	83,019

Total Expenses	1,178,285
Less reduction of expenses (Note 3)	(63,198)

Net Expenses	1,115,087

NET INVESTMENT INCOME	2,827,876

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on -
Investments	(2,430,557)
Foreign currency and other assets and liabilities	(1,570)

(2,432,127)

Net change in unrealized appreciation (depreciation) on -
Investments	(11,073,719)
Foreign currency and other assets and liabilities	(3,318)

(11,077,037)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(13,509,164)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,681,288)

The accompanying notes are an integral part of the financial statements.	23

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	For the Year Ended 10/31/08	For the Year Ended 10/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,827,876	$2,420,534
Net realized gain (loss) on investments and foreign currency	(2,432,127)	3,892,329
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(11,077,037)	505,331

Net increase (decrease) from operations	(10,681,288)	6,818,194

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,505,754)	(1,974,662)
From net investment income (Class I)	(2)	—
From net realized gain on investments (Class S)	(3,940,142)	(1,514,456)

Total distributions to shareholders	(6,445,898)	(3,489,118)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	45,811,636	35,447,246

Net increase in net assets	28,684,450	38,776,322

NET ASSETS:

Beginning of year	110,566,798	71,790,476

End of year (including undistributed net investment income of $1,877,915 and $1,558,775, respectively)	$139,251,248	$110,566,798

24	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	For the Years Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.74	$12.35	$11.90	$11.54	$11.32

Income (loss) from investment operations:
Net investment income	0.24	0.30	0.28	0.17	0.18
Net realized and unrealized gain (loss) on investments	(1.15)	0.65	0.69	0.46	0.48

Total from investment operations	(0.91)	0.95	0.97	0.63	0.66

Less distributions to shareholders:
From net investment income	(0.27)	(0.31)	(0.20)	(0.18)	(0.17)
From net realized gain on investments	(0.43)	(0.25)	(0.32)	(0.09)	(0.27)

Total distributions to shareholders	(0.70)	(0.56)	(0.52)	(0.27)	(0.44)

Net asset value - End of year	$11.13	$12.74	$12.35	$11.90	$11.54

Net assets - End of year (000’s omitted)	$139,174	$110,567	$71,790	$45,899	$26,844

Total return[1]	(7.52%)	7.95%	8.49%	5.49%	5.93%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.92%	0.99%	1.00%	1.00%	1.00%
Net investment income	2.33%	2.73%	2.65%	1.81%	1.77%
Series portfolio turnover	45%	49%	48%	60%	25%

*The investment advisor did not impose all of its management fee in some years If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.05%	N/A	0.07%	0.21%	0.32%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.	25

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.06
Net realized and unrealized loss on investments	(0.74)

Total from investment operations	(0.68)

Less distributions to shareholders:
From net investment income	(0.05)

Net asset value - End of period	$9.27

Net assets - End of period (000’s omitted)	$77

Total return[2]	(6.81%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[3]
Net investment income	1.81%[3]
Series portfolio turnover	45%

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by 0.15%[3].

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

3Annualized.

26	The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Moderate Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S2	-19.28%	4.05%	5.17%	6.37%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I2,3	-19.20%	4.32%	5.49%	6.71%
Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index[4,6]	0.30%	3.48%	5.00%	5.66%
10%/30%/60% Blended Index[4,5,6]	-17.52%	2.95%	3.94%	6.20%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2008 to the Barclays Capital U.S. Aggregate Bond Index and a 10%/30%/60% Blended Index.

1Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for Class S and 0.95% for Class I for the period ended October 31, 2008.

3For periods prior to the inception of Class I on March 28, 2008, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S adjusted for expense differences.

4The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5The 10%/30%/60% Blended Index is 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

27

Shareholder Expense Example - Pro-Blend® Moderate Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested in under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested in with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense ratio
Class S
Actual	$1,000.00	$838.60	$5.08	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Class I
Actual	$1,000.00	$838.40	$3.93	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data (or since inception (3/28/08) for Class I). The Class’ total return would have been lower had certain expenses not been waived during the period.

28

Portfolio Composition - Pro-Blend® Moderate Term Series (unaudited)

As of October 31, 2008

Asset Allocation1

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation4

Information Technology	15.31%
Health Care	12.15%
Industrials	7.97%
Consumer Discretionary	7.49%
Financials	5.95%
Consumer Staples	4.23%
Energy	2.25%
Materials	1.81%
Utilities	0.41%
Telecommunication Services	0.24%

4Including common stocks, preferred stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings5

Google, Inc. - Class A	3.17%
EMC Corp.	2.13%
Unilever plc - ADR (United Kingdom)	1.67%
Medtronic, Inc.	1.59%
Johnson & Johnson	1.58%
Southwest Airlines Co.	1.53%
Microsoft Corp.	1.49%
United Parcel Service, Inc. - Class B	1.48%
Cisco Systems, Inc.	1.42%
Automatic Data Processing, Inc.	1.41%

5As a percentage of total investments.

29

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS - 53.80%

Consumer Discretionary - 6.78%
Auto Components - 0.02%
Hankook Tire Co. Ltd. (South Korea) (Note 7)	5,000	$47,645

Automobiles - 0.02%
Suzuki Motor Corp. (Japan) (Note 7)	3,600	51,319

Diversified Consumer Services - 0.07%
Jackson Hewitt Tax Service, Inc.	11,040	152,131

Hotels, Restaurants & Leisure - 1.90%
Carnival Corp.	109,285	2,775,839
Club Mediterranee S.A.* (France) (Note 7)	2,590	51,491
International Game Technology	96,080	1,345,120

		4,172,450

Household Durables - 0.63%
Corporacion Geo S.A. de C.V. - Class B* (Mexico) (Note 7)	12,430	17,256
Fortune Brands, Inc.	33,320	1,270,825
LG Electronics, Inc. (South Korea) (Note 7)	750	54,908
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 7)	11,110	33,612

		1,376,601

Leisure Equipment & Products - 0.02%
Sankyo Co. Ltd. (Japan) (Note 7)	1,100	48,249

Media - 2.34%
Charter Communications, Inc. - Class A*	474,000	208,560
Comcast Corp. - Class A	182,963	2,883,497
Grupo Televisa S.A. - ADR (Mexico) (Note 7)	3,160	55,806
Impresa S.A. (SGPS)* (Portugal) (Note 7)	8,330	6,263
The McGraw-Hill Companies, Inc.	3,140	84,278
Mediacom Communications Corp. - Class A*	23,650	105,006
Mediaset S.p.A. (Italy) (Note 7)	3,735	20,206
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	1,384	48,938
Societe Television Francaise 1 (France) (Note 7)	6,040	76,897
The Walt Disney Co.	61,670	1,597,253
Wolters Kluwer N.V. (Netherlands) (Note 7)	1,995	35,136

		5,121,840

Multiline Retail - 0.01%
PPR (France) (Note 7)	325	20,543

Specialty Retail - 1.74%
The Home Depot, Inc.	78,200	1,844,738

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
KOMERI Co. Ltd. (Japan) (Note 7)	1,600	$35,496
Lowe’s Companies, Inc.	86,210	1,870,757
Tractor Supply Co.*	895	37,196
Valora Holding AG (Switzerland) (Note 7)	150	21,673

		3,809,860

Textiles, Apparel & Luxury Goods - 0.03%
Adidas AG (Germany) (Note 7)	810	28,016
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	480	31,727

		59,743

Total Consumer Discretionary		14,860,381

Consumer Staples - 3.85%
Beverages - 0.09%
Carlsberg A/S - Class B (Denmark) (Note 7)	1,050	41,345
Diageo plc (United Kingdom) (Note 7)	1,980	30,297
Heineken N.V. (Netherlands) (Note 7)	2,570	86,237
Kirin Holdings Co. Ltd. (Japan) (Note 7)	3,400	36,834

		194,713

Food & Staples Retailing - 0.12%
BJ’s Wholesale Club, Inc.*	1,690	59,488
Carrefour S.A. (France) (Note 7)	2,500	104,884
Casino Guichard-Perrachon S.A. (France) (Note 7)	560	38,895
Tesco plc (United Kingdom) (Note 7)	12,175	66,487

		269,754

Food Products - 2.99%
Cadbury plc (United Kingdom) (Note 7)	10,038	91,739
Dean Foods Co.*	56,590	1,237,057
Groupe Danone (France) (Note 7)	1,470	81,379
Nestle S.A. (Switzerland) (Note 7)	37,300	1,447,856
Sanderson Farms, Inc.	670	20,917
Suedzucker AG (Germany) (Note 7)	1,710	19,046
Unilever plc - ADR (United Kingdom) (Note 7)	161,774	3,649,621

		6,547,615

Household Products - 0.04%
Kao Corp. (Japan) (Note 7)	700	20,043
Reckitt Benckiser Group plc (United Kingdom) (Note 7)	1,430	60,053

		80,096

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 0.61%
L’Oreal S.A. (France) (Note 7)	17,430	$1,310,893
Natura Cosmeticos S.A. (Brazil) (Note 7)	4,240	35,643

		1,346,536

Total Consumer Staples		8,438,714

Energy - 2.04%
Energy Equipment & Services - 1.94%
Baker Hughes, Inc.	51,285	1,792,411
Calfrac Well Services Ltd. (Canada) (Note 7)	7,450	94,114
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France) (Note 7)	5,150	82,105
Dril-Quip, Inc.*	720	17,784
Trican Well Service Ltd. (Canada) (Note 7)	5,550	52,054
Weatherford International Ltd.*	131,100	2,212,968

		4,251,436

Oil, Gas & Consumable Fuels - 0.10%
BP plc (United Kingdom) (Note 7)	4,640	37,870
Edge Petroleum Corp.*	8,170	4,820
Eni S.p.A. (Italy) (Note 7)	2,745	64,822
Forest Oil Corp.*	650	18,987
Mariner Energy, Inc.*	691	9,943
Royal Dutch Shell plc - Class B (Netherlands) (Note 7)	1,622	43,297
Total S.A. (France) (Note 7)	820	44,742

		224,481

Total Energy		4,475,917

Financials - 5.03%
Capital Markets - 0.84%
Bank of New York Mellon Corp.[1]	2,490	81,174
The Charles Schwab Corp.	2,090	39,961
Daiwa Securities Group, Inc. (Japan) (Note 7)	2,000	10,945
Franklin Resources, Inc.	1,005	68,340
Janus Capital Group, Inc.	2,180	25,593
SEI Investments Co.	89,720	1,586,250
T. Rowe Price Group, Inc.	860	34,004

		1,846,267

Commercial Banks - 2.94%
The Bancorp, Inc.*	7,580	28,349
BNP Paribas (France) (Note 7)	480	34,256
The Chugoku Bank Ltd. (Japan) (Note 7)	2,800	37,953

32	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
Commerzbank AG (Germany) (Note 7)	1,625	$17,644
Credit Agricole S.A. (France) (Note 7)	1,005	14,390
The Hachijuni Bank Ltd. (Japan) (Note 7)	4,800	23,198
HSBC Holdings plc (United Kingdom) (Note 7)	5,360	65,717
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	2,395	141,305
Huntington Bancshares, Inc.	3,820	36,099
KeyCorp	5,385	65,859
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)	2,800	17,001
PNC Financial Services Group, Inc.	39,630	2,642,132
Societe Generale (France) (Note 7)	686	36,871
Societe Generale - ADR (France) (Note 7)	3,890	42,012
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	4,800	21,346
SunTrust Banks, Inc.	720	28,901
TCF Financial Corp.	6,370	113,004
U.S. Bancorp	98,402	2,933,364
UniCredito Italiano S.p.A. (Italy) (Note 7)	11,610	27,949
Webster Financial Corp.	1,740	32,260
Wilmington Trust Corp.	2,920	84,271

		6,443,881

Consumer Finance - 0.65%
American Express Co.	48,000	1,320,000
Capital One Financial Corp.	2,395	93,692

		1,413,692

Diversified Financial Services - 0.19%
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	1,665	72,080
ING Groep N.V. (Netherlands) (Note 7)	1,285	11,848
JPMorgan Chase & Co.	4,630	190,988
Moody’s Corp.	5,530	141,568

		416,484

Insurance - 0.36%
Allianz SE (Germany) (Note 7)	1,670	126,610
Axa (France) (Note 7)	1,260	23,845
Brown & Brown, Inc.	2,330	47,812
First American Corp.	3,620	73,884
LandAmerica Financial Group, Inc.	5,060	49,841

The accompanying notes are an integral part of the financial statements.	33

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Muenchener Rueckver AG (Germany) (Note 7)	765	$102,367
The Progressive Corp.	10,570	150,834
Torchmark Corp.	1,840	76,857
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	5,605	147,075

		799,125

Real Estate Investment Trusts (REITS) - 0.02%
Alstria Office REIT AG (Germany) (Note 7)	5,200	33,400

Thrifts & Mortgage Finance - 0.03%
Aareal Bank AG (Germany) (Note 7)	3,310	26,997
First Niagara Financial Group, Inc.	2,490	39,267

		66,264

Total Financials		11,019,113

Health Care - 11.83%
Biotechnology - 1.07%
Amgen, Inc.*	15,785	945,364
Celera Corp.*	14,510	164,108
Crucell NV - ADR* (Netherlands) (Note 7)	8,770	102,083
Genomic Health, Inc.*	6,430	118,505
Genzyme Corp.*	12,450	907,356
Medarex, Inc.*	7,600	53,428
QLT, Inc.* (Canada) (Note 7)	18,710	48,459
Senomyx, Inc.*	5,220	13,050

		2,352,353

Health Care Equipment & Supplies - 3.59%
Abaxis, Inc.*	8,140	125,112
Align Technology, Inc.*	17,860	123,770
Alsius Corp.*[2]	25,695	17,986
AtriCure, Inc.*	6,100	39,467
Beckman Coulter, Inc.	3,380	168,730
Becton, Dickinson and Co.	22,700	1,575,380
C.R. Bard, Inc.	1,490	131,493
Covidien Ltd. (Bermuda) (Note 7)	5,080	224,993
DENTSPLY International, Inc.	4,680	142,178
Dexcom, Inc.*	30,540	138,041
Gen-Probe, Inc.*	3,000	141,180
IDEXX Laboratories, Inc.*	2,680	94,309
Inverness Medical Innovations, Inc.*	14,180	271,547
Medtronic, Inc.	86,439	3,486,085
Micrus Endovascular Corp.*	6,235	73,573

34	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Nobel Biocare Holding AG (Switzerland) (Note 7)	2,590	$44,258
OraSure Technologies, Inc.*	55,800	257,238
Sirona Dental Systems, Inc.*	9,240	147,563
STAAR Surgical Co.*	26,740	65,780
Straumann Holding AG (Switzerland) (Note 7)	860	145,398
Synthes, Inc.	2,780	358,021
Zimmer Holdings, Inc.*	1,970	91,467

		7,863,569

Health Care Providers & Services - 1.34%
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand) (Note 7)	45,000	28,261
Diagnosticos da America S.A. (Brazil) (Note 7)	13,930	162,141
Quest Diagnostics, Inc.	53,590	2,508,012
Sonic Healthcare Ltd. (Australia) (Note 7)	25,540	232,608

		2,931,022

Health Care Technology - 0.91%
Cerner Corp.*	44,890	1,671,255
Eclipsys Corp.*	21,903	325,260

		1,996,515

Life Sciences Tools & Services - 1.80%
Caliper Life Sciences, Inc.*	54,758	76,661
Exelixis, Inc.*	32,140	110,562
Lonza Group AG (Switzerland) (Note 7)	8,070	668,265
Luminex Corp.*	11,920	222,308
Millipore Corp.*	21,170	1,098,511
PerkinElmer, Inc.	91,349	1,638,801
QIAGEN N.V.* (Netherlands) (Note 7)	9,700	138,322

		3,953,430

Pharmaceuticals - 3.12%
Abbott Laboratories	2,080	114,712
AstraZeneca plc (United Kingdom) (Note 7)	240	10,156
AstraZeneca plc - ADR (United Kingdom) (Note 7)	790	33,543
Bayer AG (Germany) (Note 7)	2,545	143,032
GlaxoSmithKline plc (United Kingdom) (Note 7)	1,950	37,557
Johnson & Johnson	56,510	3,466,323
Mylan, Inc.*	16,030	137,377
Novartis AG - ADR (Switzerland) (Note 7)	53,520	2,728,985

The accompanying notes are an integral part of the financial statements.	35

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Sanofi-Aventis (France) (Note 7)	390	$24,568
Santen Pharmaceutical Co. Ltd. (Japan) (Note 7)	1,900	47,842
Shire plc (United Kingdom) (Note 7)	3,905	51,459
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)	700	34,328

		6,829,882

Total Health Care		25,926,771

Industrials - 7.15%
Aerospace & Defense - 0.07%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	4,580	95,814
Hexcel Corp.*	3,500	46,200

		142,014

Air Freight & Logistics - 2.91%
Deutsche Post AG (Germany) (Note 7)	1,430	15,746
FedEx Corp.	46,840	3,061,931
TNT N.V. (Netherlands) (Note 7)	3,200	66,473
United Parcel Service, Inc. - Class B	61,380	3,239,636

		6,383,786

Airlines - 2.15%
AirTran Holdings, Inc.*	6,430	26,299
Deutsche Lufthansa AG (Germany) (Note 7)	3,875	54,272
JetBlue Airways Corp.*	231,316	1,283,804
Southwest Airlines Co.	284,150	3,347,287

		4,711,662

Building Products - 0.03%
Owens Corning, Inc.*	4,520	71,100

Commercial Services & Supplies - 0.06%
Tomra Systems ASA (Norway) (Note 7)	27,750	128,629

Electrical Equipment - 0.05%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	4,070	53,520
General Cable Corp.*	980	16,738
Nexans S.A. (France) (Note 7)	620	35,098

		105,356

Industrial Conglomerates - 1.34%
3M Co.	43,546	2,800,008

36	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates (continued)
Siemens AG (Germany) (Note 7)	1,960	$118,547
Sonae Capital S.A. (SGPS)* (Portugal) (Note 7)	2,074	2,141
Sonae S.A. (SGPS) (Portugal) (Note 7)	16,575	10,139

		2,930,835

Machinery - 0.06%
FANUC Ltd. (Japan) (Note 7)	400	25,830
FreightCar America, Inc.	2,850	74,414
Schindler Holding AG (Switzerland) (Note 7)	635	27,387

		127,631

Professional Services - 0.05%
Equifax, Inc.	1,590	41,467
Experian plc (Ireland) (Note 7)	13,980	76,817

		118,284

Road & Rail - 0.42%
J.B. Hunt Transport Services, Inc.	32,070	911,750

Trading Companies & Distributors - 0.01%
Rush Enterprises, Inc. - Class A*	2,560	23,987

Total Industrials		15,655,034

Information Technology - 14.97%
Communications Equipment - 3.23%
Alcatel-Lucent - ADR* (France) (Note 7)	36,550	93,934
BigBand Networks, Inc.*	31,610	116,957
Blue Coat Systems, Inc.*	11,280	152,280
Ceragon Networks Ltd.* (Israel) (Note 7)	14,880	84,072
Cisco Systems, Inc.*	175,031	3,110,301
Harris Stratex Networks, Inc. - Class A*	12,340	81,814
Infinera Corp.*	21,000	163,380
Juniper Networks, Inc.*	82,267	1,541,684
Nokia (Finland) (Note 7)	100,680	1,528,322
Riverbed Technology, Inc.*	16,730	209,627

		7,082,371

Computers & Peripherals - 2.17%
EMC Corp.*	396,890	4,675,364
Rackable Systems, Inc.*	9,880	70,444

		4,745,808

The accompanying notes are an integral part of the financial statements.	37

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.06%
KEYENCE Corp. (Japan) (Note 7)	110	$20,673
LoJack Corp.*	24,275	106,082

		126,755

Internet Software & Services - 3.17%
Google, Inc. - Class A*	19,310	6,939,242

IT Services - 1.53%
Automatic Data Processing, Inc.	88,268	3,084,967
Gevity HR, Inc.	32,280	110,075
Online Resources Corp.*	22,600	79,100
Paychex, Inc.	3,140	89,616

		3,363,758

Semiconductors & Semiconductor Equipment - 0.31%
ASML Holding N.V. (Netherlands) (Note 7)	2,590	44,890
ASML Holding N.V. - New York Registered Shares (Netherlands) (Note 7)	6,440	113,022
Hynix Semiconductor, Inc.* (South Korea) (Note 7)	1,400	11,714
KLA-Tencor Corp.	4,560	106,020
Lam Research Corp.*	4,760	106,434
Netlogic Microsystems, Inc.*	5,760	121,651
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	5,260	43,448
Tokyo Electron Limited (Japan) (Note 7)	3,800	123,850

		671,029

Software - 4.50%
Amdocs Ltd.* (Guernsey) (Note 7)	9,505	214,433
Autodesk, Inc.*	54,980	1,171,624
Electronic Arts, Inc.*	101,180	2,304,880
Intuit, Inc.*	5,470	137,078
Microsoft Corp.	145,890	3,257,724
Misys plc (United Kingdom) (Note 7)	11,500	20,400
SAP AG (Germany) (Note 7)	1,370	48,589
SAP AG - ADR (Germany) (Note 7)	71,260	2,517,616
Sonic Solutions*	21,490	43,840
Square Enix Holdings Co. Ltd. (Japan) (Note 7)	1,500	37,313
THQ, Inc.*	3,260	24,287
UbiSoft Entertainment S.A.* (France) (Note 7)	1,720	90,244

		9,868,028

Total Information Technology		32,796,991

38	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials - 1.78%
Chemicals - 0.51%
Arkema (France) (Note 7)	20	$454
Calgon Carbon Corp.*	4,525	60,273
Monsanto Co.	11,600	1,032,168
The Scotts Miracle-Gro Co. - Class A	1,170	30,560

		1,123,455

Containers & Packaging - 0.02%
Bemis Co., Inc.	1,570	38,999

Paper & Forest Products - 1.25%
Louisiana-Pacific Corp.	115,540	554,592
Norbord, Inc. (Canada) (Note 7)	25,800	40,473
Weyerhaeuser Co.	56,120	2,144,906

		2,739,971

Total Materials		3,902,425

Telecommunication Services - 0.24%
Diversified Telecommunication Services - 0.05%
France Telecom S.A. (France) (Note 7)	2,570	64,522
Swisscom AG - ADR (Switzerland) (Note 7)	1,795	54,030

		118,552

Wireless Telecommunication Services - 0.19%
American Tower Corp.*	1,450	46,850
Crown Castle International Corp.*	4,190	88,702
Hutchison Telecommunications International Ltd.* (Hong Kong) (Note 7)	34,820	37,652
SBA Communications Corp.*	2,740	57,513
SK Telecom Co. Ltd. - ADR (South Korea) (Note 7)	10,220	175,886

		406,603

Total Telecommunication Services		525,155

Utilities - 0.13%
Electric Utilities - 0.05%
E.ON AG (Germany) (Note 7)	2,670	103,067

Independent Power Producers & Energy Traders - 0.01%
Mirant Corp.*	1,590	27,857

Multi-Utilities - 0.04%
GDF Suez (France) (Note 7)	945	41,735
National Grid plc (United Kingdom) (Note 7)	4,850	54,899

		96,634

The accompanying notes are an integral part of the financial statements.	39

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Water Utilities - 0.03%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil) (Note 7)	2,622	$30,035
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil) (Note 7)	3,710	23,477

		53,512

Total Utilities		281,070

TOTAL COMMON STOCKS (Identified Cost $151,106,841)		117,881,571

PREFERRED STOCKS - 0.02%
Consumer Staples - 0.02%
Household Products - 0.02%
Henkel AG & Co. KGaA (Germany) (Note 7) (Identified Cost $49,444)	1,260	36,161

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011 (Identified Cost $5,086)	10,455	2,718

CORPORATE BONDS - 3.99%
Convertible Corporate Bonds - 0.58%
Consumer Discretionary - 0.09%
Hotels, Restaurants & Leisure - 0.06%
Carnival Corp., 2.00%, 4/15/2021	$175,000	146,344

Media - 0.03%
Charter Communications, Inc., 6.50%, 10/1/2027	342,000	64,552

Total Consumer Discretionary		210,896

Health Care - 0.20%
Biotechnology - 0.16%
Amgen, Inc., 0.375%, 2/1/2013	400,000	353,000

Health Care Equipment & Supplies - 0.04%
Medtronic, Inc., 1.625%, 4/15/2013	90,000	77,625

Total Health Care		430,625

Industrials - 0.08%
Airlines - 0.08%
JetBlue Airways Corp., 3.75%, 3/15/2035	270,000	180,563

40	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Convertible Corporate Bonds (continued)
Information Technology - 0.21%
Computers & Peripherals - 0.09%
EMC Corp., 1.75%, 12/1/2013	$215,000	$194,306

Software - 0.12%
Amdocs Ltd., 0.50%, 3/15/2024 (Guernsey) (Note 7)	270,000	261,225

Total Information Technology		455,531

Total Convertible Corporate Bonds (Identified Cost $1,830,362)		1,277,615

Non-Convertible Corporate Bonds - 3.41%
Consumer Discretionary - 0.62%
Hotels, Restaurants & Leisure - 0.11%
McDonald’s Corp., 5.80%, 10/15/2017	255,000	233,312

Media - 0.24%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	190,000	151,923
Comcast Corp., 6.50%, 11/15/2035	280,000	214,941
The Walt Disney Co., 7.00%, 3/1/2032	160,000	150,224

		517,088

Multiline Retail - 0.06%
Target Corp., 5.875%, 3/1/2012	135,000	133,663

Specialty Retail - 0.12%
Home Depot, Inc., 5.40%, 3/1/2016	210,000	160,986
Lowe’s Companies, Inc., 8.25%, 6/1/2010	100,000	103,038

		264,024

Textiles, Apparel & Luxury Goods - 0.09%
VF Corp., 5.95%, 11/1/2017	250,000	200,896

Total Consumer Discretionary		1,348,983

Consumer Staples - 0.36%
Beverages - 0.10%
Pepsico, Inc., 5.00%, 6/1/2018	265,000	228,932

Food & Staples Retailing - 0.05%
The Kroger Co., 7.25%, 6/1/2009	55,000	55,396
The Kroger Co., 6.80%, 4/1/2011	55,000	54,112

		109,508

The accompanying notes are an integral part of the financial statements.	41

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products - 0.21%
General Mills, 6.00%, 2/15/2012	$240,000	$235,423
Kraft Foods Inc., 6.125%, 2/1/2018	260,000	222,766

		458,189

Total Consumer Staples		796,629

Energy - 0.21%
Oil, Gas & Consumable Fuels - 0.21%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	90,000	75,069
Apache Corp., 6.90%, 9/15/2018	180,000	170,405
Arch Western Finance LLC, 6.75%, 7/1/2013	260,000	218,400

Total Energy		463,874

Financials - 0.92%
Capital Markets - 0.22%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	320,000	197,493
Lehman Brothers Holdings, Inc.[3], 2.90688%, 11/16/2009	80,000	9,400
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	110,000	72,786
Morgan Stanley, 5.55%, 4/27/2017	252,000	200,694

		480,373

Commercial Banks - 0.53%
HSBC Financial Corp., 7.00%, 5/15/2012	360,000	336,745
PNC Bank National Association, 5.25%, 1/15/2017	390,000	324,113
U.S. Bank National Association, 6.375%, 8/1/2011	315,000	311,825
Wachovia Corp., 5.25%, 8/1/2014	230,000	191,707

		1,164,390

Diversified Financial Services - 0.07%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	240,000	155,098

Insurance - 0.10%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	425,000	174,610
American International Group, Inc., 4.25%, 5/15/2013	125,000	46,694

		221,304

Total Financials		2,021,165

42	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care - 0.12%
Pharmaceuticals - 0.12%
Abbott Laboratories, 3.50%, 2/17/2009	$90,000	$89,892
Wyeth, 6.50%, 2/1/2034	200,000	163,417

Total Health Care		253,309

Industrials - 0.74%
Aerospace & Defense - 0.04%
Boeing Capital Corp., 6.50%, 2/15/2012	80,000	78,951

Air Freight & Logistics - 0.04%
FedEx Corp., 3.50%, 4/1/2009	90,000	88,543

Airlines - 0.07%
Southwest Airlines Co., 5.25%, 10/1/2014	190,000	154,160

Industrial Conglomerates - 0.21%
General Electric Capital Corp., 6.75%, 3/15/2032	200,000	162,286
General Electric Co., 5.25%, 12/6/2017	370,000	309,708

		471,994

Machinery - 0.21%
Caterpillar Financial Service Corp., 7.05%, 10/1/2018	250,000	235,951
John Deere Capital Corp., 5.50%, 4/13/2017	120,000	102,848
John Deere Capital Corp., 5.75%, 9/10/2018	140,000	116,695

		455,494

Road & Rail - 0.17%
CSX Corp., 6.00%, 10/1/2036	350,000	219,598
Union Pacific Corp., 5.65%, 5/1/2017	180,000	153,991

		373,589

Total Industrials		1,622,731

Information Technology - 0.13%
Communications Equipment - 0.13%
Cisco Systems, Inc., 5.50%, 2/22/2016	120,000	111,233
Corning, Inc., 6.20%, 3/15/2016	230,000	185,405

Total Information Technology		296,638

Materials - 0.03%
Metals & Mining - 0.03%
Alcoa, Inc., 5.87%, 2/23/2022	105,000	67,906

The accompanying notes are an integral part of the financial statements.	43

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 0.28%
Electric Utilities - 0.26%
Allegheny Energy Supply Co. LLC[4], 8.25%, 4/15/2012	$80,000	$73,200
American Electric Power Co., Inc., 5.375%, 3/15/2010	235,000	228,619
Exelon Generation Co. LLC, 5.35%, 1/15/2014	315,000	256,897

		558,716

Multi-Utilities - 0.02%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	50,000	47,092

Total Utilities		605,808

Total Non-Convertible Corporate Bonds (Identified Cost $9,086,816)		7,477,043

TOTAL CORPORATE BONDS (Identified Cost $10,917,178)		8,754,658

U.S. TREASURY SECURITIES - 21.90%
U.S. Treasury Bonds - 12.04%
U.S. Treasury Bond, 2.125%, 1/31/2010	13,000,000	13,103,597
U.S. Treasury Bond, 5.50%, 8/15/2028	12,160,000	13,279,097

Total U.S. Treasury Bonds (Identified Cost $26,335,545)		26,382,694

U.S. Treasury Notes - 9.86%
U.S. Treasury Note, 4.50%, 11/15/2010	13,200,000	14,021,911
U.S. Treasury Note, 2.875%, 1/31/2013	5,000,000	5,102,735
U.S. Treasury Note, 4.00%, 8/15/2018	2,485,000	2,488,300

Total U.S. Teasury Notes (Identified Cost $20,644,355)		21,612,946

TOTAL U.S. TREASURY SECURITIES (Identified Cost $46,979,900)		47,995,640

U.S. GOVERNMENT AGENCIES - 11.36%
Mortgage-Backed Securities - 7.16%
Fannie Mae, Pool #545883, 5.50%, 9/1/2017	106,464	106,888
Fannie Mae, Pool #813938, 4.50%, 12/1/2020	246,340	235,117
Fannie Mae, Pool #911750, 4.50%, 12/1/2021	440,797	419,887
Fannie Mae, Pool #908642, 5.00%, 1/1/2022	24,523	24,000
Fannie Mae, Pool #912771, 5.00%, 3/1/2022	711,138	695,961
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	3,527,849	3,206,741
Fannie Mae, Pool #906666, 6.50%, 12/1/2036	642,754	651,934

44	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #899393, 6.00%, 4/1/2037	$1,481,094	$1,481,165
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	92,828	92,734
Federal Home Loan Mortgage Corp., Pool #G11896, 4.50%, 1/1/2021	650,269	619,220
Federal Home Loan Mortgage Corp., Pool #J04222, 5.00%, 1/1/2022	420,529	410,874
Federal Home Loan Mortgage Corp., Pool #G18168, 5.00%, 2/1/2022	181,094	176,936
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	446,048	444,386
Federal Home Loan Mortgage Corp., Pool #G12833, 4.50%, 9/1/2022	1,058,986	1,006,436
Federal Home Loan Mortgage Corp., Pool #J06711, 5.00%, 1/1/2023	1,228,338	1,200,135
Federal Home Loan Mortgage Corp., Pool #G12966, 5.50%, 1/1/2023	624,703	622,376
Federal Home Loan Mortgage Corp., Pool #G13136, 4.50%, 5/1/2023	455,863	433,099
Federal Home Loan Mortgage Corp., Pool #G01736, 6.50%, 9/1/2034	72,371	73,710
Federal Home Loan Mortgage Corp., Pool #A52716, 6.50%, 10/1/2036	879,966	892,533
Federal Home Loan Mortgage Corp., Pool #A62373, 5.00%, 6/1/2037	2,262,347	2,141,783
Federal Home Loan Mortgage Corp., Pool #A82556, 5.50%, 10/1/2038	728,000	710,361
GNMA, Pool #286310, 9.00%, 2/15/2020	1,786	1,944
GNMA, Pool #288873, 9.50%, 8/15/2020	95	105
GNMA, Pool #550290, 6.50%, 8/15/2031	36,641	37,221

Total Mortgage-Backed Securities (Identified Cost $15,990,823)		15,685,546

Other Agencies - 4.20%
Fannie Mae, 5.25%, 1/15/2009	5,000	5,026
Fannie Mae, 6.375%, 6/15/2009	10,000	10,224
Fannie Mae, 4.875%, 5/18/2012	8,980,000	9,202,210

Total Other Agencies (Identified Cost $9,066,882)		9,217,460

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $25,057,705)		24,903,006

The accompanying notes are an integral part of the financial statements.	45

Investment Portfolio - October 31, 2008

Pro-Blend® Moderate Term Series	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS - 8.92%
Dreyfus Treasury and Agency Cash Management - Institutional Shares	2,511,154	$2,511,154
Federal Home Loan Bank Discount Note, 1/5/2009	$11,000,000	10,979,595
U.S. Treasury Bill, 8/27/2009	6,105,000	6,046,173

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $19,482,480)		19,536,922

TOTAL INVESTMENTS - 99.99% (Identified Cost $253,598,634)		219,110,676

OTHER ASSETS, LESS LIABILITIES - 0.01%		17,960

NET ASSETS - 100%		$219,128,636

*Non-income producing security

**Less than 0.01%

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

1Bank of New York Mellon Corp. is the Fund’s custodian.

2The Chairman and CEO of the company serves as a director of the Fund (see Note 2 to the financial statements).

3The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of October 31, 2008. The issuer is in default of certain debt covenants, has missed its most recent interest payment and has declared bankruptcy. Income is not being accrued.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $73,200, or 0.03%, of the Series’ net assets as of October 31, 2008 (see Note 2 to the financial statements).

46	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2008

ASSETS:

Investments, at value (identified cost $253,598,634) (Note 2)	$219,110,676
Foreign currency, at value (cost $167,646)	157,200
Cash	23,408
Interest receivable	948,374
Receivable for securities sold	742,814
Receivable for fund shares sold	372,165
Foreign tax reclaims receivable	55,812
Dividends receivable	37,437

TOTAL ASSETS	221,447,886

LIABILITIES:

Accrued management fees (Note 3)	84,861
Accrued shareholder service fees (Class S) (Note 3)	47,139
Accrued fund accounting and transfer agent fees (Note 3)	14,711
Accrued directors’ fees (Note 3)	2,000
Accrued Chief Compliance Officer service fees (Note 3)	565
Payable for securities purchased	1,975,999
Payable for fund shares repurchased	149,951
Audit fees payable	32,389
Other payables and accrued expenses	11,635

TOTAL LIABILITIES	2,319,250

TOTAL NET ASSETS	$219,128,636

NET ASSETS CONSIST OF:

Capital stock	$210,651
Additional paid-in-capital	258,424,406
Undistributed net investment income	3,137,475
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(8,145,534)
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(34,498,362)

TOTAL NET ASSETS	$219,128,636

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS S ($218,807,021/21,027,664 shares)	$10.41

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS I ($321,615/37,428 shares)	$8.59

The accompanying notes are an integral part of the financial statements.	47

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2008

INVESTMENT INCOME:

Interest	$5,479,344
Dividends (net of foreign tax withheld, $65,357)	2,731,393

Total Investment Income	8,210,737

EXPENSES:

Management fees (Note 3)	2,474,578
Shareholder service fees (Class S) (Note 3)	421,853
Fund accounting and transfer agent fees (Note 3)	196,571
Directors’ fees (Note 3)	12,096
Chief Compliance Officer service fees (Note 3)	4,681
Custodian fees	33,299
Miscellaneous	99,762

Total Expenses	3,242,840
Less reduction of expenses (Note 3)	(56,668)

Net Expenses	3,186,172

NET INVESTMENT INCOME	5,024,565

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on -
Investments	(7,585,338)
Foreign currency and other assets and liabilities	(8,971)

(7,594,309)

Net change in unrealized appreciation (depreciation) on -
Investments	(56,868,192)
Foreign currency and other assets and liabilities	(13,784)

(56,881,976)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(64,476,285)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(59,451,720)

48	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	For the Year Ended 10/31/08	For the Year Ended 10/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,024,565	$6,244,760
Net realized gain (loss) on investments and foreign currency	(7,594,309)	27,548,500
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(56,881,976)	1,135,497

Net increase (decrease) from operations	(59,451,720)	34,928,757

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(5,900,735)	(5,170,958)
From net investment income (Class I)	(2)	—
From net realized gain on investments (Class S)	(27,806,987)	(12,523,112)

Total distributions to shareholders	(33,707,724)	(17,694,070)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(67,097,277)	65,054,580

Net increase (decrease) in net assets	(160,256,721)	82,289,267

NET ASSETS:

Beginning of year	379,385,357	297,096,090

End of year (including undistributed net investment income of $3,137,475 and $3,990,909, respectively)	$219,128,636	$379,385,357

The accompanying notes are an integral part of the financial statements.	49

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	For the Years Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.18	$13.55	$12.75	$11.81	$11.07

Income (loss) from investment operations:
Net investment income	0.23	0.24	0.20	0.11	0.11
Net realized and unrealized gain (loss) on investments	(2.75)	1.19	1.36	1.16	0.85

Total from investment operations	(2.52)	1.43	1.56	1.27	0.96

Less distributions to shareholders:
From net investment income	(0.23)	(0.23)	(0.14)	(0.11)	(0.10)
From net realized gain on investments	(1.02)	(0.57)	(0.62)	(0.22)	(0.12)

Total distributions to shareholders	(1.25)	(0.80)	(0.76)	(0.33)	(0.22)

Net asset value - End of year	$10.41	$14.18	$13.55	$12.75	$11.81

Net assets - End of year (000’s omitted)	$218,807	$379,385	$297,096	$191,022	$95,756

Total return[1]	(19.28%)	10.91%	12.88%	10.94%	8.76%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.10%	1.11%	1.16%	1.20%	1.20%
Net investment income	1.74%	1.86%	1.75%	1.09%	1.00%
Series portfolio turnover	75%	78%	72%	77%	42%

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.02%	N/A	N/A	0.01%	0.08%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

50	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.06
Net realized and unrealized loss on investments	(1.42)

Total from investment operations	(1.36)

Less distributions to shareholders:
From net investment income	(0.05)

Net asset value - End of period	$8.59

Net assets - End of period (000’s omitted)	$322

Total return[2]	(13.64%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%[3]
Net investment income	1.47%[3]
Series portfolio turnover	75%

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by 0.10%[3].

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

3Annualized.

The accompanying notes are an integral part of the financial statements.	51

Performance Update - Pro-Blend® Extended Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S2	-25.70%	4.16%	5.91%	8.00%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I2,3	-25.55%	4.45%	6.23%	8.34%
Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index[4,6]	0.30%	3.48%	5.00%	5.67%
15%/40%/45% Blended Index[4,5,6]	-23.74%	2.73%	3.46%	6.22%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2008 to the Barclays Capital U.S. Aggregate Bond Index and a 15%/40%/45% Blended Index.

1Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S and 0.87% for Class I for the period ended October 31, 2008.

3For periods prior to the inception of Class I on March 28, 2008, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S adjusted for expense differences.

4The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5The 15%/40%/45% Blended Index is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

52

Shareholder Expense Example - Pro-Blend® Extended Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested in under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested in with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense ratio
Class S
Actual	$1,000.00	$786.00	$4.94	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Class I
Actual	$1,000.00	$786.30	$3.82	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data (or since inception (3/28/08) for Class I). The Class’ total return would have been lower had certain expenses not been waived during the period.

53

Portfolio Composition - Pro-Blend® Extended Term Series (unaudited)

As of October 31, 2008

Asset Allocation1

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation4

Information Technology	20.80%
Health Care	15.93%
Industrials	10.29%
Consumer Discretionary	9.84%
Financials	7.66%
Consumer Staples	5.81%
Energy	2.95%
Materials	2.43%
Utilities	0.57%
Telecommunication Services	0.25%

4Including common stocks, preferred stocks, warrants and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings5

Google, Inc. - Class A	4.37%
EMC Corp.	2.86%
Unilever plc - ADR (United Kingdom)	2.33%
Medtronic, Inc.	2.06%
United Parcel Service, Inc. - Class B	2.01%
Southwest Airlines Co.	2.00%
Cisco Systems, Inc.	1.99%
Microsoft Corp.	1.99%
Johnson & Johnson	1.96%
Automatic Data Processing, Inc.	1.87%

5As a percentage of total investments.

54

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS - 71.66%

Consumer Discretionary - 8.96%
Auto Components - 0.04%
Hankook Tire Co. Ltd. (South Korea) (Note 7)	15,560	$148,271

Automobiles - 0.02%
Suzuki Motor Corp. (Japan) (Note 7)	6,200	88,383

Diversified Consumer Services - 0.10%
Jackson Hewitt Tax Service, Inc.	30,790	424,286

Hotels, Restaurants & Leisure - 2.39%
Carnival Corp.	261,245	6,635,623
Club Mediterranee S.A.* (France) (Note 7)	5,750	114,314
International Game Technology	244,560	3,423,840

		10,173,777

Household Durables - 0.83%
Corporacion Geo S.A. de C.V. - Class B* (Mexico) (Note 7)	38,100	52,894
Fortune Brands, Inc.	85,690	3,268,217
LG Electronics, Inc. (South Korea) (Note 7)	2,110	154,474
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 7)	25,040	75,756

		3,551,341

Leisure Equipment & Products - 0.01%
Sankyo Co. Ltd. (Japan) (Note 7)	1,400	61,407

Media - 3.21%
Charter Communications, Inc. - Class A*	1,463,790	644,068
Comcast Corp. - Class A	473,884	7,468,412
Grupo Televisa S.A. - ADR (Mexico) (Note 7)	9,660	170,596
Impresa S.A. (SGPS)* (Portugal) (Note 7)	32,800	24,662
The McGraw-Hill Companies, Inc.	8,740	234,582
Mediacom Communications Corp. - Class A*	72,740	322,966
Mediaset S.p.A. (Italy) (Note 7)	11,825	63,971
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	7,379	260,921
Societe Television Francaise 1 (France) (Note 7)	15,330	195,171
The Walt Disney Co.	161,240	4,176,116
Wolters Kluwer N.V. (Netherlands) (Note 7)	7,425	130,771

		13,692,236

Multiline Retail - 0.02%
PPR (France) (Note 7)	1,200	75,853

Specialty Retail - 2.29%
The Home Depot, Inc.	199,550	4,707,384

The accompanying notes are an integral part of the financial statements.	55

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
KOMERI Co. Ltd. (Japan) (Note 7)	3,900	$86,521
Lowe’s Companies, Inc.	219,990	4,773,783
Tractor Supply Co.*	2,880	119,693
Valora Holding AG (Switzerland) (Note 7)	450	65,018

		9,752,399

Textiles, Apparel & Luxury Goods - 0.05%
Adidas AG (Germany) (Note 7)	2,580	89,235
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	1,575	104,103

		193,338

Total Consumer Discretionary		38,161,291

Consumer Staples - 5.36%
Beverages - 0.12%
Carlsberg A/S - Class B (Denmark) (Note 7)	2,850	112,222
Diageo plc (United Kingdom) (Note 7)	8,825	135,037
Heineken N.V. (Netherlands) (Note 7)	4,270	143,280
Kirin Holdings Co. Ltd. (Japan) (Note 7)	12,000	130,003

		520,542

Food & Staples Retailing - 0.18%
BJ’s Wholesale Club, Inc.*	4,450	156,640
Carrefour S.A. (France) (Note 7)	7,000	293,674
Casino Guichard-Perrachon S.A. (France) (Note 7)	1,710	118,768
Tesco plc (United Kingdom) (Note 7)	36,650	200,145

		769,227

Food Products - 4.13%
Cadbury plc (United Kingdom) (Note 7)	26,560	242,737
Dean Foods Co.*	145,040	3,170,574
Groupe Danone (France) (Note 7)	4,100	226,977
Nestle S.A. (Switzerland) (Note 7)	102,250	3,968,990
Sanderson Farms, Inc.	1,850	57,757
Suedzucker AG (Germany) (Note 7)	4,250	47,338
Unilever plc - ADR (United Kingdom) (Note 7)	437,018	9,859,126

		17,573,499

Household Products - 0.06%
Kao Corp. (Japan) (Note 7)	3,000	85,897
Reckitt Benckiser Group plc (United Kingdom) (Note 7)	4,125	173,230

		259,127

56	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 0.87%
L’Oreal S.A. (France) (Note 7)	48,170	$3,622,818
Natura Cosmeticos S.A. (Brazil) (Note 7)	7,720	64,898

		3,687,716

Total Consumer Staples		22,810,111

Energy - 2.69%
Energy Equipment & Services - 2.52%
Baker Hughes, Inc.	131,010	4,578,799
Calfrac Well Services Ltd. (Canada) (Note 7)	15,090	190,629
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France) (Note 7)	4,925	78,518
Dril-Quip, Inc.*	2,000	49,400
Trican Well Service Ltd. (Canada) (Note 7)	17,240	161,697
Weatherford International Ltd.*	335,110	5,656,657

		10,715,700

Oil, Gas & Consumable Fuels - 0.17%
BP plc (United Kingdom) (Note 7)	13,825	112,836
Edge Petroleum Corp.*	25,180	14,856
Eni S.p.A. (Italy) (Note 7)	10,575	249,726
Forest Oil Corp.*	1,900	55,499
Mariner Energy, Inc.*	2,589	37,256
Royal Dutch Shell plc - Class B (Netherlands) (Note 7)	4,679	124,899
Total S.A. (France) (Note 7)	2,700	147,322

		742,394

Total Energy		11,458,094

Financials - 6.62%
Capital Markets - 1.07%
Bank of New York Mellon Corp.[1]	7,400	241,240
The Charles Schwab Corp.	5,800	110,896
Daiwa Securities Group, Inc. (Japan) (Note 7)	6,000	32,836
Franklin Resources, Inc.	2,335	158,780
Janus Capital Group, Inc.	6,050	71,027
SEI Investments Co.	218,320	3,859,898
T. Rowe Price Group, Inc.	2,400	94,896

		4,569,573

Commercial Banks - 3.82%
Banca Monte dei Paschi di Siena S.p.A. (Italy) (Note 7)	10,950	21,072
The Bancorp, Inc.*	23,370	87,404

The accompanying notes are an integral part of the financial statements.	57

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
BNP Paribas (France) (Note 7)	1,550	$110,618
The Chugoku Bank Ltd. (Japan) (Note 7)	10,000	135,547
Commerzbank AG (Germany) (Note 7)	4,775	51,847
Credit Agricole S.A. (France) (Note 7)	3,800	54,408
The Hachijuni Bank Ltd. (Japan) (Note 7)	18,000	86,994
HSBC Holdings plc (United Kingdom) (Note 7)	16,350	200,462
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	4,710	277,890
Huntington Bancshares, Inc.	11,850	111,982
Intesa Sanpaolo (Italy) (Note 7)	9,422	34,131
KeyCorp	15,075	184,367
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)	12,000	72,860
PNC Financial Services Group, Inc.	107,100	7,140,357
Societe Generale (France) (Note 7)	1,006	54,071
Societe Generale - ADR (France) (Note 7)	12,015	129,762
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	18,000	80,049
SunTrust Banks, Inc.	2,300	92,322
TCF Financial Corp.	16,865	299,185
U.S. Bancorp	221,990	6,617,522
UniCredito Italiano S.p.A. (Italy) (Note 7)	29,175	70,234
Webster Financial Corp.	5,330	98,818
Wilmington Trust Corp.	9,040	260,894

		16,272,796

Consumer Finance - 0.92%
American Express Co.	133,930	3,683,075
Capital One Financial Corp.	6,385	249,781

		3,932,856

Diversified Financial Services - 0.29%
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	5,180	224,250
ING Groep N.V. (Netherlands) (Note 7)	4,650	42,874
JPMorgan Chase & Co.	15,485	638,756
Moody’s Corp.	12,320	315,392

		1,221,272

Insurance - 0.45%
Allianz SE (Germany) (Note 7)	4,860	368,458
Axa (France) (Note 7)	4,550	86,108

58	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
First American Corp.	6,550	$133,685
LandAmerica Financial Group, Inc.	13,790	135,831
Muenchener Rueckver AG (Germany) (Note 7)	2,275	304,423
The Progressive Corp.	25,810	368,309
Torchmark Corp.	5,655	236,209
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	10,235	268,566

		1,901,589

Real Estate Investment Trusts (REITS) - 0.02%
Alstria Office REIT AG (Germany) (Note 7)	16,120	103,539

Thrifts & Mortgage Finance - 0.05%
Aareal Bank AG (Germany) (Note 7)	10,265	83,723
First Niagara Financial Group, Inc.	7,620	120,167

		203,890

Total Financials		28,205,515

Health Care - 15.53%
Biotechnology - 1.44%
Amgen, Inc.*	41,675	2,495,916
Celera Corp.*	43,270	489,384
Crucell NV - ADR* (Netherlands) (Note 7)	19,100	222,324
Genomic Health, Inc.*	16,940	312,204
Genzyme Corp.*	31,349	2,284,715
Medarex, Inc.*	18,450	129,703
QLT, Inc.* (Canada) (Note 7)	51,950	134,551
Senomyx, Inc.*	16,775	41,937

		6,110,734

Health Care Equipment & Supplies - 4.73%
Abaxis, Inc.*	18,230	280,195
Align Technology, Inc.*	49,590	343,659
Alsius Corp.*[2]	56,230	39,361
AtriCure, Inc.*	18,520	119,824
Beckman Coulter, Inc.	8,140	406,349
Becton, Dickinson and Co.	57,840	4,014,096
bioMerieux (France) (Note 7)	7,900	639,003
C.R. Bard, Inc.	4,130	364,472
Covidien Ltd. (Bermuda) (Note 7)	11,460	507,563
DENTSPLY International, Inc.	12,990	394,636
Dexcom, Inc.*	48,235	218,022
Gen-Probe, Inc.*	8,000	376,480
IDEXX Laboratories, Inc.*	7,060	248,441

The accompanying notes are an integral part of the financial statements.	59

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Inverness Medical Innovations, Inc.*	16,050	$307,358
Medtronic, Inc.	215,950	8,709,264
Micrus Endovascular Corp.*	19,300	227,740
Nobel Biocare Holding AG (Switzerland) (Note 7)	6,000	102,527
OraSure Technologies, Inc.*	154,150	710,632
Sirona Dental Systems, Inc.*	26,810	428,156
STAAR Surgical Co.*	82,770	203,614
Straumann Holding AG (Switzerland) (Note 7)	2,585	437,040
Synthes, Inc.	6,580	847,403
Zimmer Holdings, Inc.*	5,200	241,436

		20,167,271

Health Care Providers & Services - 1.64%
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand) (Note 7)	125,000	78,504
Diagnosticos da America S.A. (Brazil) (Note 7)	16,470	191,706
Quest Diagnostics, Inc.	136,130	6,370,884
Sonic Healthcare Ltd. (Australia) (Note 7)	38,680	352,281

		6,993,375

Health Care Technology - 1.23%
Cerner Corp.*	122,250	4,551,368
Eclipsys Corp.*	45,390	674,042

		5,225,410

Life Sciences Tools & Services - 2.50%
Caliper Life Sciences, Inc.*	102,285	143,199
Exelixis, Inc.*	36,010	123,874
Lonza Group AG (Switzerland) (Note 7)	20,500	1,697,576
Luminex Corp.*	37,050	690,983
Millipore Corp.*	58,970	3,059,953
PerkinElmer, Inc.	253,345	4,545,009
QIAGEN N.V.* (Netherlands) (Note 7)	27,480	391,865

		10,652,459

Pharmaceuticals - 3.99%
Abbott Laboratories	5,490	302,774
AstraZeneca plc (United Kingdom) (Note 7)	1,450	61,360
AstraZeneca plc - ADR (United Kingdom) (Note 7)	2,475	105,089
Bayer AG (Germany) (Note 7)	6,775	380,764
GlaxoSmithKline plc (United Kingdom) (Note 7)	9,025	173,820

60	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Johnson & Johnson	135,620	$8,318,931
Mylan, Inc.*	16,530	141,662
Novartis AG - ADR (Switzerland) (Note 7)	138,270	7,050,387
Sanofi-Aventis (France) (Note 7)	1,250	78,742
Santen Pharmaceutical Co. Ltd. (Japan) (Note 7)	5,800	146,045
Shire plc (United Kingdom) (Note 7)	11,175	147,262
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)	1,700	83,369

		16,990,205

Total Health Care		66,139,454

Industrials - 9.32%
Aerospace & Defense - 0.06%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	11,370	237,860

Air Freight & Logistics - 3.86%
Deutsche Post AG (Germany) (Note 7)	4,275	47,071
FedEx Corp.	117,580	7,686,205
TNT N.V. (Netherlands) (Note 7)	9,995	207,624
United Parcel Service, Inc. - Class B	161,135	8,504,705

		16,445,605

Airlines - 2.81%
AirTran Holdings, Inc.*	20,830	85,195
Deutsche Lufthansa AG (Germany) (Note 7)	11,325	158,615
JetBlue Airways Corp.*	589,465	3,271,531
Southwest Airlines Co.	719,210	8,472,294

		11,987,635

Building Products - 0.02%
Owens Corning, Inc.*	6,560	103,189

Commercial Services & Supplies - 0.07%
Tomra Systems ASA (Norway) (Note 7)	61,390	284,559

Electrical Equipment - 0.04%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	5,080	66,802
General Cable Corp.*	2,730	46,628
Nexans S.A. (France) (Note 7)	830	46,986

		160,416

The accompanying notes are an integral part of the financial statements.	61

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates - 1.76%
3M Co.	111,260	$7,154,018
Siemens AG (Germany) (Note 7)	4,670	282,457
Sonae Capital S.A. (SGPS)* (Portugal) (Note 7)	7,657	7,904
Sonae S.A. (SGPS) (Portugal) (Note 7)	61,250	37,468

		7,481,847

Machinery - 0.08%
FANUC Ltd. (Japan) (Note 7)	1,000	64,575
FreightCar America, Inc.	7,900	206,269
Schindler Holding AG (Switzerland) (Note 7)	2,050	88,415

		359,259

Professional Services - 0.08%
Equifax, Inc.	4,200	109,536
Experian plc (Ireland) (Note 7)	38,890	213,692

		323,228

Road & Rail - 0.54%
J.B. Hunt Transport Services, Inc.	81,600	2,319,888

Total Industrials		39,703,486

Information Technology - 20.34%
Communications Equipment - 4.44%
Alcatel-Lucent - ADR* (France) (Note 7)	94,660	243,276
BigBand Networks, Inc.*	96,660	357,642
Blue Coat Systems, Inc.*	29,810	402,435
Ceragon Networks Ltd.* (Israel) (Note 7)	37,000	209,050
Cisco Systems, Inc.*	474,340	8,429,022
Harris Stratex Networks, Inc. - Class A*	26,430	175,231
Infinera Corp.*	56,000	435,680
Juniper Networks, Inc.*	223,730	4,192,700
Nokia (Finland) (Note 7)	265,270	4,026,799
Riverbed Technology, Inc.*	34,950	437,924

		18,909,759

Computers & Peripherals - 2.89%
EMC Corp.*	1,028,420	12,114,788
Rackable Systems, Inc.*	30,240	215,611

		12,330,399

Electronic Equipment, Instruments & Components - 0.11%
KEYENCE Corp. (Japan) (Note 7)	330	62,019

62	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
LoJack Corp.*	54,015	$236,046
Planar Systems, Inc.*	74,640	149,280

		447,345

Internet Software & Services - 4.34%
Google, Inc. - Class A*	51,470	18,496,259

IT Services - 2.04%
Automatic Data Processing, Inc.	227,085	7,936,621
Gevity HR, Inc.	90,460	308,469
Online Resources Corp.*	52,480	183,680
Paychex, Inc.	8,985	256,432

		8,685,202

Semiconductors & Semiconductor Equipment - 0.44%
ASML Holding N.V. (Netherlands) (Note 7)	7,180	124,443
ASML Holding N.V. - New York Registered Shares (Netherlands) (Note 7)	17,490	306,950
Hynix Semiconductor, Inc.* (South Korea) (Note 7)	4,490	37,567
KLA-Tencor Corp.	12,360	287,370
Lam Research Corp.*	12,870	287,773
Netlogic Microsystems, Inc.*	17,760	375,091
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	14,211	117,383
Tokyo Electron Limited (Japan) (Note 7)	10,200	332,440

		1,869,017

Software - 6.08%
Aladdin Knowledge Systems Ltd.* (Israel) (Note 7)	29,580	328,042
Amdocs Ltd.* (Guernsey) (Note 7)	22,870	515,947
Autodesk, Inc.*	146,240	3,116,374
Electronic Arts, Inc.*	257,820	5,873,140
Intuit, Inc.*	15,170	380,160
Microsoft Corp.	376,680	8,411,264
Misys plc (United Kingdom) (Note 7)	27,900	49,493
SAP AG (Germany) (Note 7)	5,200	184,427
SAP AG - ADR (Germany) (Note 7)	184,320	6,512,026
Sonic Solutions*	66,010	134,660
Square Enix Holdings Co. Ltd. (Japan) (Note 7)	4,600	114,428
THQ, Inc.*	5,840	43,508

The accompanying notes are an integral part of the financial statements.	63

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
UbiSoft Entertainment S.A.* (France) (Note 7)	4,660	$244,497

		25,907,966

Total Information Technology		86,645,947

Materials - 2.38%
Chemicals - 0.67%
Arkema (France) (Note 7)	67	1,522
Calgon Carbon Corp.*	12,075	160,839
Monsanto Co.	29,200	2,598,216
The Scotts Miracle-Gro Co. - Class A	3,270	85,412

		2,845,989

Containers & Packaging - 0.03%
Bemis Co., Inc.	4,760	118,238

Paper & Forest Products - 1.68%
Louisiana-Pacific Corp.	309,165	1,483,992
Norbord, Inc. (Canada) (Note 7)	48,540	76,146
Weyerhaeuser Co.	146,560	5,601,523

		7,161,661

Total Materials		10,125,888

Telecommunication Services - 0.25%
Diversified Telecommunication Services - 0.08%
France Telecom S.A. (France) (Note 7)	7,800	195,825
Swisscom AG - ADR (Switzerland) (Note 7)	5,650	170,065

		365,890

Wireless Telecommunication Services - 0.17%
American Tower Corp.*	4,010	129,563
Crown Castle International Corp.*	11,620	245,995
Hutchison Telecommunications International Ltd.* (Hong Kong) (Note 7)	105,000	113,538
SBA Communications Corp.*	7,580	159,104
SK Telecom Co. Ltd. - ADR (South Korea) (Note 7)	3,750	64,538

		712,738

Total Telecommunication Services		1,078,628

Utilities - 0.21%
Electric Utilities - 0.09%
E.ON AG (Germany) (Note 7)	9,900	382,157

64	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Independent Power Producers & Energy Traders - 0.02%
Mirant Corp.*	4,200	$73,584

Multi-Utilities - 0.06%
GDF Suez (France) (Note 7)	2,457	108,512
National Grid plc (United Kingdom) (Note 7)	15,275	172,904

		281,416

Water Utilities - 0.04%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil) (Note 7)	8,129	93,117
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil) (Note 7)	11,480	72,645

		165,762

Total Utilities		902,919

TOTAL COMMON STOCKS (Identified Cost $396,052,524)		305,231,333

PREFERRED STOCKS - 0.02%
Consumer Staples - 0.02%
Household Products - 0.02%
Henkel AG & Co. KGaA (Germany) (Note 7) (Identified Cost $137,345)	3,500	100,449

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011 (Identified Cost $5,289)	8,377	2,178

CORPORATE BONDS - 4.38%
Convertible Corporate Bonds - 0.47%
Consumer Discretionary - 0.08%
Hotels, Restaurants & Leisure - 0.06%
Carnival Corp., 2.00%, 4/15/2021	$285,000	238,331

Media - 0.02%
Charter Communications, Inc., 6.50%, 10/1/2027	546,000	103,058

Total Consumer Discretionary		341,389

Health Care - 0.16%
Biotechnology - 0.13%
Amgen, Inc., 0.375%, 2/1/2013	635,000	560,388

The accompanying notes are an integral part of the financial statements.	65

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Equipment & Supplies - 0.03%
Medtronic, Inc., 1.625%, 4/15/2013	$140,000	$120,750

Total Health Care		681,138

Industrials - 0.06%
Airlines - 0.06%
JetBlue Airways Corp., 3.75%, 3/15/2035	420,000	280,875

Information Technology - 0.17%
Computers & Peripherals - 0.07%
EMC Corp., 1.75%, 12/1/2013	335,000	302,756

Software - 0.10%
Amdocs Ltd., 0.50%, 3/15/2024 (Guernsey) (Note 7)	435,000	420,863

Total Information Technology		723,619

Total Convertible Corporate Bonds (Identified Cost $2,909,780)		2,027,021

Non-Convertible Corporate Bonds - 3.91%
Consumer Discretionary - 0.74%
Hotels, Restaurants & Leisure - 0.13%
McDonald’s Corp., 5.80%, 10/15/2017	600,000	548,971

Media - 0.30%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	500,000	399,799
Comcast Corp., 6.50%, 11/15/2035	670,000	514,322
The Walt Disney Co., 7.00%, 3/1/2032	380,000	356,782

		1,270,903

Multiline Retail - 0.08%
Target Corp., 5.875%, 3/1/2012	365,000	361,386

Specialty Retail - 0.14%
Home Depot, Inc., 5.40%, 3/1/2016	410,000	314,307
Lowe’s Companies, Inc., 8.25%, 6/1/2010	265,000	273,051

		587,358

Textiles, Apparel & Luxury Goods - 0.09%
VF Corp., 5.95%, 11/1/2017	490,000	393,756

Total Consumer Discretionary		3,162,374

66	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples - 0.39%
Beverages - 0.11%
Pepsico, Inc., 5.00%, 6/1/2018	$560,000	$483,781

Food & Staples Retailing - 0.07%
The Kroger Co., 7.25%, 6/1/2009	140,000	141,008
The Kroger Co., 6.80%, 4/1/2011	145,000	142,659

		283,667

Food Products - 0.21%
General Mills, 6.00%, 2/15/2012	470,000	461,038
Kraft Foods Inc., 6.125%, 2/1/2018	515,000	441,248

		902,286

Total Consumer Staples		1,669,734

Energy - 0.24%
Oil, Gas & Consumable Fuels - 0.24%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	220,000	183,502
Apache Corp., 6.90%, 9/15/2018	355,000	336,076
Arch Western Finance LLC, 6.75%, 7/1/2013	605,000	508,200

Total Energy		1,027,778

Financials - 0.99%
Capital Markets - 0.25%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	750,000	462,874
Lehman Brothers Holdings, Inc.[3], 2.90688%, 11/16/2009	215,000	25,263
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	255,000	168,732
Morgan Stanley, 5.55%, 4/27/2017	515,000	410,148

		1,067,017

Commercial Banks - 0.53%
HSBC Financial Corp., 7.00%, 5/15/2012	700,000	654,781
PNC Bank National Association, 5.25%, 1/15/2017	615,000	511,101
U.S. Bank National Association, 6.375%, 8/1/2011	575,000	569,204
Wachovia Corp., 5.25%, 8/1/2014	615,000	512,609

		2,247,695

Diversified Financial Services - 0.09%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	565,000	365,126

The accompanying notes are an integral part of the financial statements.	67

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance - 0.12%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	$980,000	$402,630
American International Group, Inc., 4.25%, 5/15/2013	345,000	128,875

		531,505

Total Financials		4,211,343

Health Care - 0.15%
Pharmaceuticals - 0.15%
Abbott Laboratories, 3.50%, 2/17/2009	240,000	239,713
Wyeth, 6.50%, 2/1/2034	470,000	384,029

Total Health Care		623,742

Industrials - 0.84%
Aerospace & Defense - 0.05%
Boeing Capital Corp., 6.50%, 2/15/2012	215,000	212,180

Air Freight & Logistics - 0.06%
FedEx Corp., 3.50%, 4/1/2009	240,000	236,114

Airlines - 0.10%
Southwest Airlines Co., 5.25%, 10/1/2014	525,000	425,967

Industrial Conglomerates - 0.25%
General Electric Capital Corp., 6.75%, 3/15/2032	535,000	434,115
General Electric Co., 5.25%, 12/6/2017	765,000	640,343

		1,074,458

Machinery - 0.18%
Caterpillar Financial Service Corp., 7.05%, 10/1/2018	490,000	462,463
John Deere Capital Corp., 5.50%, 4/13/2017	275,000	235,693
John Deere Capital Corp., 5.75%, 9/10/2018	75,000	62,515

		760,671

Road & Rail - 0.20%
CSX Corp., 6.00%, 10/1/2036	820,000	514,486
Union Pacific Corp., 5.65%, 5/1/2017	415,000	355,034

		869,520

Total Industrials		3,578,910

Information Technology - 0.17%
Communications Equipment - 0.17%
Cisco Systems, Inc., 5.50%, 2/22/2016	275,000	254,908

68	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Communications Equipment (continued)
Corning, Inc., 6.20%, 3/15/2016	$560,000	$451,422

Total Information Technology		706,330

Materials - 0.04%
Metals & Mining - 0.04%
Alcoa, Inc., 5.87%, 2/23/2022	275,000	177,849

Utilities - 0.35%
Electric Utilities - 0.32%
Allegheny Energy Supply Co. LLC[4], 8.25%, 4/15/2012	220,000	201,300
American Electric Power Co., Inc., 5.375%, 3/15/2010	550,000	535,065
Exelon Generation Co. LLC, 5.35%, 1/15/2014	770,000	627,971

		1,364,336

Multi-Utilities - 0.03%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	135,000	127,148

Total Utilities		1,491,484

Total Non-Convertible Corporate Bonds (Identified Cost $20,490,800)		16,649,544

TOTAL CORPORATE BONDS (Identified Cost $23,400,580)		18,676,565

U.S. TREASURY SECURITIES - 15.23%
U.S. Treasury Bonds - 3.91%
U.S. Treasury Bond, 5.50%, 8/15/2028 (Identified Cost $16,012,989)	15,260,000	16,664,393

U.S. Treasury Notes - 11.32%
U.S. Treasury Note, 4.75%, 1/31/2012	7,000,000	7,620,158
U.S. Treasury Note, 2.875%, 1/31/2013	15,300,000	15,614,369
U.S. Treasury Note, 4.00%, 8/15/2018	24,950,000	24,983,134

Total U.S. Treasury Notes (Identified Cost $47,901,965)		48,217,661

TOTAL U.S. TREASURY SECURITIES (Identified Cost $63,914,954)		64,882,054

U.S. GOVERNMENT AGENCIES - 6.44%
Mortgage-Backed Securities - 5.89%
Fannie Mae, Pool #621881, 5.50%, 1/1/2017	1,123	1,127

The accompanying notes are an integral part of the financial statements.	69

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #252210, 6.50%, 2/1/2019	$10,545	$10,723
Fannie Mae, Pool #725793, 5.50%, 9/1/2019	297,013	297,826
Fannie Mae, Pool #844917, 4.50%, 11/1/2020	347,589	331,752
Fannie Mae, Pool #813938, 4.50%, 12/1/2020	264,987	252,915
Fannie Mae, Pool #813954, 4.50%, 12/1/2020	261,562	249,645
Fannie Mae, Pool #864435, 4.50%, 12/1/2020	154,620	147,575
Fannie Mae, Pool #837190, 5.00%, 12/1/2020	78,214	76,630
Fannie Mae, Pool #909732, 5.00%, 2/1/2022	104,347	102,082
Fannie Mae, Pool #912520, 5.00%, 2/1/2022	884,580	865,702
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	5,638,833	5,125,582
Fannie Mae, Pool #901895, 6.50%, 9/1/2036	653,072	662,398
Fannie Mae, Pool #899393, 6.00%, 4/1/2037	2,303,246	2,303,356
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	255,276	255,017
Federal Home Loan Mortgage Corp., Pool #G11896, 4.50%, 1/1/2021	1,056,885	1,006,421
Federal Home Loan Mortgage Corp., Pool #G12419, 5.00%, 10/1/2021	584,082	570,887
Federal Home Loan Mortgage Corp., Pool #G18156, 5.00%, 12/1/2021	172,368	168,474
Federal Home Loan Mortgage Corp., Pool #G18168, 5.00%, 2/1/2022	231,452	226,138
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	705,290	702,663
Federal Home Loan Mortgage Corp., Pool #G12833, 4.50%, 9/1/2022	1,643,907	1,562,331
Federal Home Loan Mortgage Corp., Pool #J06711, 5.00%, 1/1/2023	1,907,300	1,863,508
Federal Home Loan Mortgage Corp., Pool #G12966, 5.50%, 1/1/2023	969,196	965,585
Federal Home Loan Mortgage Corp., Pool #G13136, 4.50%, 5/1/2023	930,473	884,010
Federal Home Loan Mortgage Corp., Pool #A22067, 6.50%, 5/1/2034	185,357	188,554
Federal Home Loan Mortgage Corp., Pool #A52716, 6.50%, 10/1/2036	1,398,555	1,418,528
Federal Home Loan Mortgage Corp., Pool #A62373, 5.50%, 6/1/2037	3,518,992	3,331,459
Federal Home Loan Mortgage Corp., Pool #A82556, 5.00%, 10/1/2038	1,404,000	1,369,982
GNMA, Pool #631703, 6.50%, 9/15/2034	127,884	129,588

Total Mortgage-Backed Securities (Identified Cost $25,564,411)		25,070,458

70	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Extended Term Series	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies - 0.55%
Federal Home Loan Bank, 5.00%, 11/17/2017 (Identified Cost $2,425,718)	$2,395,000	$2,338,756

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $27,990,129)		27,409,214

SHORT-TERM INVESTMENTS - 1.66%
Dreyfus Treasury and Agency Cash Management - Institutional Shares (Identified Cost $7,062,959)	7,062,959	7,062,959

TOTAL INVESTMENTS - 99.39% (Identified Cost $518,563,780)		423,364,752

OTHER ASSETS, LESS LIABILITIES - 0.61%		2,595,233

NET ASSETS - 100%		$425,959,985

*Non-income producing security

**Less than 0.01%

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

1Bank of New York Mellon Corp. is the Fund’s custodian.

2The Chairman and CEO of the company serves as a director of the Fund (see Note 2 to the financial statements).

3The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of October 31, 2008. The issuer is in default of certain debt covenants, has missed its most recent interest payment and has declared bankruptcy. Income is not being accrued.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $201,300, or 0.05%, of the Series’ net assets as of October 31, 2008. (see Note 2 to the financial statements).

The accompanying notes are an integral part of the financial statements.	71

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2008

ASSETS:

Investments, at value (identified cost $518,563,780) (Note 2)	$423,364,752
Cash	72,004
Foreign currency, at value (cost $429,515)	402,749
Receivable for securities sold	15,192,861
Interest receivable	1,048,889
Receivable for fund shares sold	644,461
Foreign tax reclaims receivable	133,058
Dividends receivable	103,572

TOTAL ASSETS	440,962,346

LIABILITIES:

Accrued management fees (Note 3)	229,247
Accrued shareholder service fees (Class S) (Note 3)	91,222
Accrued fund accounting and transfer agent fees (Note 3)	28,996
Accrued directors’ fees (Note 3)	2,000
Accrued Chief Compliance Officer service fees (Note 3)	565
Payable for securities purchased	13,825,177
Payable for fund shares repurchased	769,468
Audit fees payable	32,951
Other payables and accrued expenses	22,735

TOTAL LIABILITIES	15,002,361

TOTAL NET ASSETS	$425,959,985

NET ASSETS CONSIST OF:

Capital stock	$363,046
Additional paid-in-capital	522,923,273
Undistributed net investment income	5,212,739
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(7,311,990)
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(95,227,083)

TOTAL NET ASSETS	$425,959,985

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS S ($424,875,657/36,170,837 shares)	$11.75

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS I ($1,084,328/133,804 shares)	$8.10

72	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2008

INVESTMENT INCOME:

Interest	$7,236,591
Dividends (net of foreign tax withheld, $174,452)	6,577,402

Total Investment Income	13,813,993

EXPENSES:

Management fees (Note 3)	4,470,456
Shareholder service fees (Class S) (Note 3)	858,774
Fund accounting and transfer agent fees (Note 3)	368,430
Directors’ fees (Note 3)	12,080
Chief Compliance Officer service fees (Note 3)	4,681
Custodian fees	48,601
Miscellaneous	135,052

Total Expenses	5,898,074
Less reduction of expenses (Note 3)	(45,102)

Net Expenses	5,852,972

NET INVESTMENT INCOME	7,961,021

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on -
Investments	(6,170,778)
Foreign currency and other assets and liabilities	(22,684)

(6,193,462)

Net change in unrealized appreciation (depreciation) on -
Investments	(150,898,888)
Foreign currency and other assets and liabilities	(36,079)

(150,934,967)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(157,128,429)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(149,167,408)

The accompanying notes are an integral part of the financial statements.	73

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	For the Year Ended 10/31/08	For the Year Ended 10/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,961,021	$7,364,960
Net realized gain (loss) on investments and foreign currency	(6,193,462)	57,891,407
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(150,934,967)	(479,326)

Net increase (decrease) from operations	(149,167,408)	64,777,041

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(7,143,286)	(7,295,757)
From net investment income (Class I)	(6,624)	—
From net realized gain on investments (Class S)	(58,266,919)	(33,430,415)

Total distributions to shareholders	(65,416,829)	(40,726,172)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	43,553,483	88,936,956

Net increase (decrease) in net assets	(171,030,754)	112,987,825

NET ASSETS:

Beginning of year	596,990,739	484,002,914

End of year (including undistributed net investment income of $5,212,739 and $4,357,890, respectively)	$425,959,985	$596,990,739

74	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	For the Years Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.82	$17.12	$15.82	$14.45	$13.14

Income (loss) from investment operations:
Net investment income	0.22	0.22	0.21	0.13	0.11
Net realized and unrealized gain (loss) on investments	(4.36)	1.88	2.18	1.71	1.39

Total from investment operations	(4.14)	2.10	2.39	1.84	1.50

Less distributions to shareholders:
From net investment income	(0.21)	(0.25)	(0.14)	(0.11)	(0.10)
From net realized gain on investments	(1.72)	(1.15)	(0.95)	(0.36)	(0.09)

Total distributions to shareholders	(1.93)	(1.40)	(1.09)	(0.47)	(0.19)

Net asset value - End of year	$11.75	$17.82	$17.12	$15.82	$14.45

Net assets - End of year (000’s omitted)	$424,876	$596,991	$484,003	$365,726	$275,597

Total return[1]	(25.70%)	12.95%	16.03%	12.92%	11.52%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.10%	1.11%	1.14%	1.17%	1.17%
Net investment income	1.50%	1.37%	1.42%	0.89%	0.86%
Series portfolio turnover	76%	82%	82%	71%	50%

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.00%[2]	N/A	N/A	0.01%	0.04%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

2 Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	75

Financial Highlights - Pro-Blend® Extended Term Series - Class I

For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.08
Net realized and unrealized loss on investments	(1.91)

Total from investment operations	(1.83)

Less distributions to shareholders:
From net investment income	(0.07)

Net asset value - End of period	$8.10

Net assets - End of period (000’s omitted)	$1,084

Total return[2]	(18.46%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%[3]
Net investment income	1.62%[3]
Series portfolio turnover	76%

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by 0.02%[3].

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

3Annualized

76	The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Maximum Term Series (unaudited)

	Average Annual Total Returns As of October 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S2	-34.19%	3.43%	6.92%	7.88%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I2,3	-34.03%	3.74%	7.27%	8.24%
Russell 3000® Index[4,6]	-36.60%	0.46%	1.05%	5.80%
20%/65%/15% Blended Index[4,5,6]	-34.48%	1.92%	2.22%	5.60%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2008 to the Russell 3000® Index and a 20%/65%/15% Blended Index.

1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2008, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.14% for Class S and 0.93% for Class I for the period ended October 31, 2008.

3For periods prior to the inception of Class I on March 28, 2008, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S adjusted for expense differences.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5The 20%/65%/15% Blended Index is 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

77

Shareholder Expense Example - Pro-Blend® Maximum Term Series (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested in under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested in with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the Hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08-10/31/08[1]	Annualized Expense ratio
Class S
Actual	$1,000.00	$722.40	$4.76	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Class I
Actual	$1,000.00	$723.00	$3.68	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data (or since inception (3/28/08) for Class I). The Class’ total return would have been lower had certain expenses not been waived during the period.

78

Portfolio Composition - Pro-Blend® Maximum Term Series (unaudited)

As of October 31, 2008

Asset Allocation1

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

Sector Allocation3

Information Technology	25.58%
Health Care	20.48%
Industrials	12.84%
Consumer Discretionary	11.69%
Financials	9.10%
Consumer Staples	6.71%
Energy	3.17%
Materials	2.65%
Utilities	1.25%
Telecommunication Services	0.41%

3Including common stocks, preferred stocks and warrants, as a percentage of total investments.

Top Ten Stock Holdings4

Google, Inc. - Class A	5.29%
EMC Corp.	3.37%
Unilever plc - ADR (United Kingdom)	2.83%
United Parcel Service, Inc. - Class B	2.69%
Medtronic, Inc.	2.60%
Microsoft Corp.	2.59%
Johnson & Johnson	2.51%
Southwest Airlines Co.	2.50%
FedEx Corp.	2.50%
Carnival Corp.	2.37%

4As a percentage of total investments.

79

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS - 93.84%

Consumer Discretionary - 11.69%
Auto Components - 0.03%
Hankook Tire Co. Ltd. (South Korea) (Note 7)	12,990	$123,781

Automobiles - 0.04%
Suzuki Motor Corp. (Japan) (Note 7)	9,700	138,276

Diversified Consumer Services - 0.13%
Jackson Hewitt Tax Service, Inc.	32,550	448,539

Hotels, Restaurants & Leisure - 3.48%
Carnival Corp.	321,621	8,169,173
Club Mediterranee S.A.* (France) (Note 7)	6,455	128,330
International Game Technology	263,575	3,690,050

		11,987,553

Household Durables - 0.97%
Corporacion Geo S.A. de C.V. - Class B* (Mexico) (Note 7)	35,870	49,798
Fortune Brands, Inc.	80,520	3,071,033
LG Electronics, Inc. (South Korea) (Note 7)	1,750	128,118
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 7)	30,840	93,303

		3,342,252

Leisure Equipment & Products - 0.04%
Sankyo Co. Ltd. (Japan) (Note 7)	3,100	135,973

Media - 3.97%
Charter Communications, Inc. - Class A*	1,833,590	806,780
Comcast Corp. - Class A	483,834	7,625,224
Grupo Televisa S.A. - ADR (Mexico) (Note 7)	9,530	168,300
Impresa S.A. (SGPS)* (Portugal) (Note 7)	18,150	13,647
The McGraw-Hill Companies, Inc.	9,330	250,417
Mediacom Communications Corp. - Class A*	67,580	300,055
Mediaset S.p.A. (Italy) (Note 7)	7,725	41,791
Reed Elsevier plc - ADR (United Kingdom) (Note 7)	3,895	137,727
Societe Television Francaise 1 (France) (Note 7)	14,250	181,421
The Walt Disney Co.	157,760	4,085,984
Wolters Kluwer N.V. (Netherlands) (Note 7)	5,100	89,823

		13,701,169

Multiline Retail - 0.02%
PPR (France) (Note 7)	885	55,941

Specialty Retail - 2.97%
The Home Depot, Inc.	205,340	4,843,971

80	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
KOMERI Co. Ltd. (Japan) (Note 7)	3,700	$82,084
Lowe’s Companies, Inc.	226,370	4,912,229
Tractor Supply Co.*	7,679	319,139
Valora Holding AG (Switzerland) (Note 7)	480	69,352

		10,226,775

Textiles, Apparel & Luxury Goods - 0.04%
Adidas AG (Germany) (Note 7)	1,870	64,678
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)	1,000	66,097

		130,775

Total Consumer Discretionary		40,291,034

Consumer Staples - 6.68%
Beverages - 0.16%
Carlsberg A/S - Class B (Denmark) (Note 7)	2,900	114,191
Diageo plc (United Kingdom) (Note 7)	6,410	98,084
Heineken N.V. (Netherlands) (Note 7)	7,100	238,241
Kirin Holdings Co. Ltd. (Japan) (Note 7)	8,000	86,669

		537,185

Food & Staples Retailing - 0.20%
BJ’s Wholesale Club, Inc.*	4,360	153,472
Carrefour S.A. (France) (Note 7)	7,000	293,674
Casino Guichard-Perrachon S.A. (France) (Note 7)	1,550	107,655
Tesco plc (United Kingdom) (Note 7)	26,120	142,641

		697,442

Food Products - 5.17%
Cadbury plc (United Kingdom) (Note 7)	24,554	224,403
Dean Foods Co.*	149,250	3,262,605
Groupe Danone (France) (Note 7)	2,500	138,400
Nestle S.A. (Switzerland) (Note 7)	111,560	4,330,372
Sanderson Farms, Inc.	1,980	61,816
Suedzucker AG (Germany) (Note 7)	4,050	45,110
Unilever plc - ADR (United Kingdom) (Note 7)	432,793	9,763,810

		17,826,516

Household Products - 0.05%
Kao Corp. (Japan) (Note 7)	2,000	57,265
Reckitt Benckiser Group plc (United Kingdom) (Note 7)	3,060	128,505

		185,770

The accompanying notes are an integral part of the financial statements.	81

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 1.10%
L’Oreal S.A. (France) (Note 7)	49,055	$3,689,378
Natura Cosmeticos S.A. (Brazil) (Note 7)	11,864	99,734

		3,789,112

Total Consumer Staples		23,036,025

Energy - 3.17%
Energy Equipment & Services - 3.01%
Baker Hughes, Inc.	123,117	4,302,939
Calfrac Well Services Ltd. (Canada) (Note 7)	24,560	310,262
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France) (Note 7)	14,050	223,996
Dril-Quip, Inc.*	2,140	52,858
Trican Well Service Ltd. (Canada) (Note 7)	16,100	151,004
Weatherford International Ltd.*	314,756	5,313,081

		10,354,140

Oil, Gas & Consumable Fuels - 0.16%
BP plc (United Kingdom) (Note 7)	9,950	81,209
Edge Petroleum Corp.*	25,910	15,287
Eni S.p.A. (Italy) (Note 7)	7,887	186,249
Forest Oil Corp.*	1,750	51,118
Mariner Energy, Inc.*	1,375	19,786
Royal Dutch Shell plc - Class B (Netherlands) (Note 7)	3,414	91,132
Total S.A. (France) (Note 7)	2,200	120,040

		564,821

Total Energy		10,918,961

Financials - 9.10%
Capital Markets - 1.59%
Bank of New York Mellon Corp.[1]	7,500	244,500
The Charles Schwab Corp.	6,200	118,544
Daiwa Securities Group, Inc. (Japan) (Note 7)	4,000	21,891
Franklin Resources, Inc.	3,605	245,140
Janus Capital Group, Inc.	6,470	75,958
Nomura Holdings, Inc. (Japan) (Note 7)	2,300	21,064
SEI Investments Co.	263,280	4,654,790
T. Rowe Price Group, Inc.	2,560	101,222

		5,483,109

Commercial Banks - 5.13%
The Bancorp, Inc.*	20,760	77,642
BNP Paribas (France) (Note 7)	1,403	100,127

82	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
The Chugoku Bank Ltd. (Japan) (Note 7)	7,300	$98,949
Commerzbank AG (Germany) (Note 7)	3,075	33,388
Credit Agricole S.A. (France) (Note 7)	2,840	40,663
The Hachijuni Bank Ltd. (Japan) (Note 7)	13,400	64,762
HSBC Holdings plc (United Kingdom) (Note 7)	15,557	190,739
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	5,678	335,002
Huntington Bancshares, Inc.	11,045	104,375
KeyCorp	15,498	189,541
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)	6,000	36,430
PNC Financial Services Group, Inc.	110,066	7,338,100
Societe Generale (France) (Note 7)	1,475	79,278
Societe Generale - ADR (France) (Note 7)	10,860	117,288
The Sumitomo Trust & Banking Co. Ltd. (Japan) (Note 7)	12,000	53,366
SunTrust Banks, Inc.	1,905	76,467
TCF Financial Corp.	17,800	315,772
U.S. Bancorp	268,987	8,018,502
UniCredito Italiano S.p.A. (Italy) (Note 7)	26,122	62,885
Webster Financial Corp.	5,160	95,666
Wilmington Trust Corp.	8,360	241,270

		17,670,212

Consumer Finance - 1.14%
American Express Co.	133,940	3,683,350
Capital One Financial Corp.	6,565	256,823

		3,940,173

Diversified Financial Services - 0.54%
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	5,100	220,787
ING Groep N.V. (Netherlands) (Note 7)	3,225	29,736
JPMorgan Chase & Co.	14,321	590,741
Moody’s Corp.	39,080	1,000,448

		1,841,712

Insurance - 0.62%
Allianz SE (Germany) (Note 7)	4,248	322,059
Axa (France) (Note 7)	2,675	50,624
Brown & Brown, Inc.	6,920	141,998
First American Corp.	11,250	229,613

The accompanying notes are an integral part of the financial statements.	83

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
LandAmerica Financial Group, Inc.	14,420	$142,037
Muenchener Rueckver AG (Germany) (Note 7)	1,773	237,250
The Progressive Corp.	31,480	449,220
Torchmark Corp.	5,550	231,824
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	12,765	334,954

		2,139,579

Real Estate Investment Trusts (REITS) - 0.03%
Alstria Office REIT AG (Germany) (Note 7)	13,000	83,499

Thrifts & Mortgage Finance - 0.05%
Aareal Bank AG (Germany) (Note 7)	8,327	67,917
First Niagara Financial Group, Inc.	7,360	116,067

		183,984

Total Financials		31,342,268

Health Care - 20.48%
Biotechnology - 1.81%
Amgen, Inc.*	43,806	2,623,541
Celera Corp.*	40,580	458,960
Crucell NV - ADR* (Netherlands) (Note 7)	21,000	244,440
Genomic Health, Inc.*	15,470	285,112
Genzyme Corp.*	32,263	2,351,327
Medarex, Inc.*	16,500	115,995
QLT, Inc.* (Canada) (Note 7)	51,790	134,136
Senomyx, Inc.*	15,362	38,405

		6,251,916

Health Care Equipment & Supplies - 6.59%
Abaxis, Inc.*	22,520	346,132
Align Technology, Inc.*	49,440	342,619
Alsius Corp.*[2]	46,698	32,689
AtriCure, Inc.*	16,790	108,631
Beckman Coulter, Inc.	8,620	430,310
Becton, Dickinson and Co.	58,770	4,078,638
C.R. Bard, Inc.	4,120	363,590
Covidien Ltd. (Bermuda) (Note 7)	12,400	549,196
DENTSPLY International, Inc.	12,950	393,421
Dexcom, Inc.*	64,524	291,648
Gen-Probe, Inc.*	8,500	400,010
IDEXX Laboratories, Inc.*	6,450	226,976
Inverness Medical Innovations, Inc.*	153,235	2,934,450

84	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Medtronic, Inc.	222,228	$8,962,455
Micrus Endovascular Corp.*	18,058	213,084
Nobel Biocare Holding AG (Switzerland) (Note 7)	5,550	94,838
OraSure Technologies, Inc.*	153,636	708,262
Sirona Dental Systems, Inc.*	26,430	422,087
STAAR Surgical Co.*	66,780	164,279
Straumann Holding AG (Switzerland) (Note 7)	2,544	430,108
Synthes, Inc.	7,660	986,490
Zimmer Holdings, Inc.*	4,750	220,543

		22,700,456

Health Care Providers & Services - 2.44%
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand) (Note 7)	124,000	77,876
Diagnosticos da America S.A. (Brazil) (Note 7)	35,980	418,797
Quest Diagnostics, Inc.	155,330	7,269,444
Sonic Healthcare Ltd. (Australia) (Note 7)	68,950	627,968

		8,394,085

Health Care Technology - 1.34%
Cerner Corp.*	124,213	4,624,450

Life Sciences Tools & Services - 3.31%
Caliper Life Sciences, Inc.*	184,520	258,328
Exelixis, Inc.*	85,380	293,707
Lonza Group AG (Switzerland) (Note 7)	19,400	1,606,487
Luminex Corp.*	37,100	691,915
Millipore Corp.*	63,850	3,313,177
PerkinElmer, Inc.	270,471	4,852,250
QIAGEN N.V.* (Netherlands) (Note 7)	27,190	387,729

		11,403,593

Pharmaceuticals - 4.99%
Abbott Laboratories	5,010	276,302
AstraZeneca plc (United Kingdom) (Note 7)	675	28,564
AstraZeneca plc - ADR (United Kingdom) (Note 7)	1,500	63,690
Bayer AG (Germany) (Note 7)	5,746	322,932
GlaxoSmithKline plc (United Kingdom) (Note 7)	6,775	130,486
Johnson & Johnson	140,950	8,645,873
Mylan, Inc.*	44,370	380,251
Novartis AG - ADR (Switzerland) (Note 7)	136,487	6,959,472

The accompanying notes are an integral part of the financial statements.	85

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Sanofi-Aventis (France) (Note 7)	837	$52,726
Santen Pharmaceutical Co. Ltd. (Japan) (Note 7)	5,500	138,491
Shire plc (United Kingdom) (Note 7)	9,080	119,654
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)	1,400	68,657

		17,187,098

Total Health Care		70,561,598

Industrials - 12.84%
Aerospace & Defense - 0.11%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)	11,610	242,881
Hexcel Corp.*	10,360	136,752

		379,633

Air Freight & Logistics - 5.26%
Deutsche Post AG (Germany) (Note 7)	4,985	54,889
FedEx Corp.	131,540	8,598,770
TNT N.V. (Netherlands) (Note 7)	9,504	197,425
United Parcel Service, Inc. - Class B	175,663	9,271,493

		18,122,577

Airlines - 3.26%
AirTran Holdings, Inc.*	14,860	60,777
Deutsche Lufthansa AG (Germany) (Note 7)	8,080	113,166
JetBlue Airways Corp.*	441,852	2,452,279
Southwest Airlines Co.	730,697	8,607,611

		11,233,833

Building Products - 0.06%
Owens Corning, Inc.*	12,930	203,389

Commercial Services & Supplies - 0.10%
Tomra Systems ASA (Norway) (Note 7)	77,800	360,624

Electrical Equipment - 0.07%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland) (Note 7)	11,260	148,069
General Cable Corp.*	2,920	49,874
Nexans S.A. (France) (Note 7)	820	46,419

		244,362

Industrial Conglomerates - 2.26%
3M Co.	116,255	7,475,197

86	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates (continued)
Siemens AG (Germany) (Note 7)	4,470	$270,360
Sonae Capital S.A. (SGPS)* (Portugal) (Note 7)	4,159	4,293
Sonae S.A. (SGPS) (Portugal) (Note 7)	33,275	20,355

		7,770,205

Machinery - 0.10%
FANUC Ltd. (Japan) (Note 7)	900	58,118
FreightCar America, Inc.	8,000	208,880
Schindler Holding AG (Switzerland) (Note 7)	2,102	90,658

		357,656

Professional Services - 0.10%
Equifax, Inc.	4,110	107,189
Experian plc (Ireland) (Note 7)	41,540	228,253

		335,442

Road & Rail - 1.50%
Heartland Express, Inc.	94,170	1,444,568
J.B. Hunt Transport Services, Inc.	79,210	2,251,940
Knight Transportation, Inc.	91,890	1,461,051

		5,157,559

Trading Companies & Distributors - 0.02%
Rush Enterprises, Inc. - Class A*	7,590	71,118

Total Industrials		44,236,398

Information Technology - 25.57%
Communications Equipment - 5.36%
Alcatel-Lucent - ADR* (France) (Note 7)	109,100	280,387
BigBand Networks, Inc.*	91,010	336,737
Blue Coat Systems, Inc.*	42,550	574,425
Ceragon Networks Ltd.* (Israel) (Note 7)	42,580	240,577
Cisco Systems, Inc.*	459,590	8,166,914
Harris Stratex Networks, Inc. - Class A*	29,730	197,110
Infinera Corp.*	56,000	435,680
Juniper Networks, Inc.*	222,998	4,178,983
Nokia (Finland) (Note 7)	237,850	3,610,563
Riverbed Technology, Inc.*	35,080	439,552

		18,460,928

Computers & Peripherals - 3.42%
EMC Corp.*	986,170	11,617,083
Rackable Systems, Inc.*	26,370	188,018

		11,805,101

The accompanying notes are an integral part of the financial statements.	87

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.15%
KEYENCE Corp. (Japan) (Note 7)	220	$41,346
LoJack Corp.*	76,166	332,845
Planar Systems, Inc.*	78,160	156,320

		530,511

Internet Software & Services - 5.29%
Google, Inc. - Class A*	50,692	18,216,677

IT Services - 1.55%
Automatic Data Processing, Inc.	131,302	4,589,005
Gevity HR, Inc.	95,980	327,292
Online Resources Corp.*	50,110	175,385
Paychex, Inc.	8,805	251,295

		5,342,977

Semiconductors & Semiconductor Equipment - 2.25%
ASML Holding N.V. (Netherlands) (Note 7)	110,590	1,916,735
ASML Holding N.V. - New York Registered Shares (Netherlands) (Note 7)	16,870	296,069
Hynix Semiconductor, Inc.* (South Korea) (Note 7)	3,260	27,276
KLA-Tencor Corp.	76,630	1,781,648
Lam Research Corp.*	77,420	1,731,111
Netlogic Microsystems, Inc.*	16,430	347,002
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	10,004	82,633
Tokyo Electron Limited (Japan) (Note 7)	48,000	1,564,423

		7,746,897

Software - 7.55%
Aladdin Knowledge Systems Ltd.* (Israel) (Note 7)	32,063	355,579
Amdocs Ltd.* (Guernsey) (Note 7)	26,470	597,163
Autodesk, Inc.*	153,920	3,280,035
Electronic Arts, Inc.*	242,310	5,519,822
Intuit, Inc.*	15,120	378,907
Microsoft Corp.	400,100	8,934,233
Misys plc (United Kingdom) (Note 7)	22,890	40,605
SAP AG (Germany) (Note 7)	3,200	113,493
SAP AG - ADR (Germany) (Note 7)	176,780	6,245,637
Sonic Solutions*	61,330	125,113
Square Enix Holdings Co. Ltd. (Japan) (Note 7)	4,600	114,428
THQ, Inc.*	9,310	69,360

88	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
UbiSoft Entertainment S.A.* (France) (Note 7)	4,742	$248,800

		26,023,175

Total Information Technology		88,126,266

Materials - 2.65%
Chemicals - 0.85%
Arkema (France) (Note 7)	40	909
Calgon Carbon Corp.*	12,448	165,807
Monsanto Co.	30,060	2,674,739
The Scotts Miracle-Gro Co. - Class A	3,280	85,674

		2,927,129

Containers & Packaging - 0.03%
Bemis Co., Inc.	4,610	114,512

Paper & Forest Products - 1.77%
Louisiana-Pacific Corp.	2,730	13,104
Norbord, Inc. (Canada) (Note 7)	70,027	109,853
Weyerhaeuser Co.	155,830	5,955,823

		6,078,780

Total Materials		9,120,421

Telecommunication Services - 0.41%
Diversified Telecommunication Services - 0.10%
France Telecom S.A. (France) (Note 7)	7,070	177,498
Swisscom AG - ADR (Switzerland) (Note 7)	4,606	138,641
Telenor ASA - ADR (Norway) (Note 7)	1,950	34,418

		350,557

Wireless Telecommunication Services - 0.31%
American Tower Corp.*	4,000	129,240
Crown Castle International Corp.*	11,580	245,149
Hutchison Telecommunications International Ltd.* (Hong Kong) (Note 7)	95,000	102,725
SBA Communications Corp.*	7,560	158,684
SK Telecom Co. Ltd. - ADR (South Korea) (Note 7)	25,150	432,832

		1,068,630

Total Telecommunication Services		1,419,187

Utilities - 1.25%
Electric Utilities - 0.08%
E.ON AG (Germany) (Note 7)	7,050	272,142

The accompanying notes are an integral part of the financial statements.	89

Investment Portfolio - October 31, 2008

Pro-Blend® Maximum Term Series	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Utilities (continued)
Independent Power Producers & Energy Traders - 1.07%
Mirant Corp.*	210,190	$3,682,529

Multi-Utilities - 0.06%
GDF Suez (France) (Note 7)	2,184	96,455
National Grid plc (United Kingdom) (Note 7)	11,210	126,890

		223,345

Water Utilities - 0.04%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil) (Note 7)	6,976	79,910
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil) (Note 7)	9,850	62,330

		142,240

Total Utilities		4,320,256

TOTAL COMMON STOCKS (Identified Cost $430,200,341)		323,372,414

PREFERRED STOCKS - 0.03%
Consumer Staples - 0.03%
Household Products - 0.03%
Henkel AG & Co. KGaA (Germany) (Note 7) (Identified Cost $136,952)	3,490	100,162

WARRANTS - 0.00%**
Health Care - 0.00%**
Life Sciences Tools & Services - 0.00%**
Caliper Life Sciences, Inc., 8/10/2011 (Identified Cost $2,672)	4,132	1,074

U.S. TREASURY BONDS - 2.54%
U.S. Treasury Bond, 5.375%, 2/15/2031 (Identified Cost $9,152,206)	$8,000,000	8,753,128

SHORT-TERM INVESTMENTS - 3.58%
Dreyfus Treasury and Agency Cash Management - Institutional Shares (Identified Cost $12,350,552)	12,350,552	12,350,552

TOTAL INVESTMENTS - 99.99% (Identified Cost $451,842,723)		344,577,330

OTHER ASSETS, LESS LIABILITIES - 0.01%		34,961

NET ASSETS - 100%		$344,612,291

90	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2008

*Non-income producing security

**Less than 0.01%

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

1Bank of New York Mellon Corp. is the Fund’s custodian.

2The Chairman and CEO of the company serves as a director of the Fund (see Note 2 to the financial statements).

The accompanying notes are an integral part of the financial statements.	91

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2008

ASSETS:

Investments, at value (identified cost $451,842,723) (Note 2)	$344,577,330
Foreign currency, at value (cost $441,928)	414,316
Receivable for securities sold	4,487,531
Receivable for fund shares sold	546,311
Foreign tax reclaims receivable	113,513
Dividends receivable	102,426
Interest receivable	91,141

TOTAL ASSETS	350,332,568

LIABILITIES:

Accrued shareholder service fees (Class S) (Note 3)	74,453
Accrued management fees (Note 3)	43,353
Accrued fund accounting and transfer agent fees (Note 3)	33,969
Accrued directors’ fees (Note 3)	2,000
Accrued Chief Compliance Officer service fees (Note 3)	565
Payable for securities purchased	5,392,199
Payable for fund shares repurchased	101,727
Audit fees payable	32,692
Accrued printing and postage fees	28,520
Other payables and accrued expenses	10,799

TOTAL LIABILITIES	5,720,277

TOTAL NET ASSETS	$344,612,291

NET ASSETS CONSIST OF:

Capital stock	$300,851
Additional paid-in-capital	494,825,131
Undistributed net investment income	2,357,782
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(45,575,167)
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(107,296,306)

TOTAL NET ASSETS	$344,612,291

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS S ($342,014,903/29,741,832 shares)	$11.50

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS I ($2,597,388/343,219 shares)	$7.57

92	The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2008

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $181,046)	$7,320,415
Interest	1,413,797

Total Investment Income	8,734,212

EXPENSES:

Management fees (Note 3)	3,916,217
Shareholder service fees (Class S) (Note 3)	754,361
Fund accounting and transfer agent fees (Note 3)	378,317
Directors’ fees (Note 3)	12,079
Chief Compliance Officer service fees (Note 3)	4,681
Custodian fees	43,899
Miscellaneous	217,698

Total Expenses	5,327,252
Less reduction of expenses (Note 3)	(181,925)

Net Expenses	5,145,327

NET INVESTMENT INCOME	3,588,885

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on -
Investments	(44,336,443)
Foreign currency and other assets and liabilities	(25,437)

(44,361,880)

Net change in unrealized appreciation (depreciation) on -
Investments	(140,846,095)
Foreign currency and other assets and liabilities	(38,404)

(140,884,499)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(185,246,379)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(181,657,494)

The accompanying notes are an integral part of the financial statements.	93

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	For the Year Ended 10/31/08	For the Year Ended 10/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,588,885	$2,723,776
Net realized gain (loss) on investments and foreign currency	(44,361,880)	50,353,082
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(140,884,499)	(754,525)

Net increase (decrease) from operations	(181,657,494)	52,322,333

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,811,804)	(2,695,726)
From net investment income (Class I)	(13,150)	—
From net realized gain on investments (Class S)	(51,012,468)	(19,147,965)

Total distributions to shareholders	(53,837,422)	(21,843,691)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	62,341,092	201,573,397

Net increase (decrease) in net assets	(173,153,824)	232,052,039

NET ASSETS:

Beginning of year	517,766,115	285,714,076

End of year (including undistributed net investment income of $2,357,782 and $1,622,259, respectively)	$344,612,291	$517,766,115

94	The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	For the Years Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$19.57	$18.35	$16.79	$15.00	$13.05

Income (loss) from investment operations:
Net investment income	0.12	0.11	0.14	0.08	0.04
Net realized and unrealized gain (loss) on investments	(6.22)	2.41	2.80	2.11	1.94

Total from investment operations	(6.10)	2.52	2.94	2.19	1.98

Less distributions to shareholders:
From net investment income	(0.10)	(0.15)	(0.08)	(0.05)	(0.03)
From net realized gain on investments	(1.87)	(1.15)	(1.30)	(0.35)	—

Total distributions to shareholders	(1.97)	(1.30)	(1.38)	(0.40)	(0.03)

Net asset value - End of year	$11.50	$19.57	$18.35	$16.79	$15.00

Net assets - End of year (000’s omitted)	$342,015	$517,766	$285,714	$186,547	$131,747

Total return[1]	(34.19%)	14.37%	18.87%	14.84%	15.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.12%	1.16%	1.20%	1.20%
Net investment income	0.77%	0.67%	0.94%	0.51%	0.31%
Series portfolio turnover	82%	61%	56%	61%	68%

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.04%	N/A	N/A	0.02%	0.06%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.	95

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

For the Period 3/28/08[1] to 10/31/08

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized loss on investments	(2.44)

Total from investment operations	(2.39)

Less distributions to shareholders:
From net investment income	(0.04)

Net asset value - End of period	$7.57

Net assets - End of period (000’s omitted)	$2,597

Total return[2]	(24.01%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%[3]
Net investment income	0.88%[3]
Series portfolio turnover	82%

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by 0.08%[3].

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

3Annualized.

96	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific goals. The goals are as follows: Pro-Blend® Conservative Term Series - primary goal is preservation of capital; secondary goal is long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary goal is long-term growth of capital; secondary goal is preservation of capital. Pro-Blend® Maximum Term Series – primary goal is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class B, D, E, I, S and Z). Currently, only Class S and I shares have been issued. Each class of shares is substantially the same, except that class-specific transfer agency distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2008, 3.4 billion shares have been designated in total among 27 series, of which 87.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, and 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, corporate bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund’s pricing service.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the

97

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet

98

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series account for such dollar rolls as purchases and sales. None of the Series had securities purchased on a when-issued basis or TBA dollar rolls outstanding as of October 31, 2008.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Affiliated Companies

The Chairman and CEO of Alsius Corp. serves as a director of the Fund. Therefore, Alsius Corp. (formerly Ithaka Acquisition Corp.) is considered an “affiliated company”, as defined in the 1940 Act. The following transactions were effected in shares of Alsius Corp. for the year ended October 31, 2008:

	Pro-Blend® Conservative Term Series
Name of Issuer	Number of Shares Held as of 10/31/07	Gross Additions	Gross Reductions	Number of Shares Held as of 10/31/08	Value as of 10/31/08	Investment Income	Realized Gain
Alsius Corp.	2,120	1,416	—	3,536	$2,475	$—	$—
Alsius Corp., 8/3/2009 Warrants*	7,770	—	7,770	—	—	—	—

99

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Affiliated Companies (continued)

	Pro-Blend® Moderate Term Series
Name of Issuer	Number of Shares Held as of 10/31/07	Gross Additions	Gross Reductions	Number of Shares Held as of 10/31/08	Value as of 10/31/08	Investment Income	Realized Gain
Alsius Corp.	15,410	10,285	—	25,695	$17,986	$—	$—
Alsius Corp., 8/3/2009 Warrants*	56,550	—	56,550	—	—	—	—

	Pro-Blend® Extended Term Series
Name of Issuer	Number of Shares Held as of 10/31/07	Gross Additions	Gross Reductions	Number of Shares Held as of 10/31/08	Value as of 10/31/08	Investment Income	Realized Gain
Alsius Corp.	33,730	22,500	—	56,230	$39,361	$—	$—
Alsius Corp., 8/3/2009 Warrants*	123,750	—	123,750	—	—	—	—

	Pro-Blend® Maximum Term Series
Name of Issuer	Number of Shares Held as of 10/31/07	Gross Additions	Gross Reductions	Number of Shares Held as of 10/31/08	Value as of 10/31/08	Investment Income	Realized Gain
Alsius Corp.	30,371	16,327	—	46,698	$32,689	$—	$—
Alsius Corp., 8/3/2009 Warrants*	89,790	—	89,790	—	—	—	—

*The warrants were exercised into new common shares of Alsius Corp. during the period.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On April 30, 2008, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions,

100

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2005 through October 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets. Prior to March 1, 2008, the annual advisory fee was 0.80% for Pro-Blend® Conservative Term Series and 1.00% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

101

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Effective March 1, 2008, Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than the following amounts of average daily net assets each year:

Series/Class	Expense Limit
Pro-Blend® Conservative Term Series Class S	1.00%
Pro-Blend® Conservative Term Series Class I	0.70%
Pro-Blend® Moderate Term Series Class S	1.20%
Pro-Blend® Moderate Term Series Class I	0.85%
Pro-Blend® Extended Term Series Class S	1.20%
Pro-Blend® Extended Term Series Class I	0.85%
Pro-Blend® Maximum Term Series Class S	1.20%
Pro-Blend® Maximum Term Series Class I	0.85%

In addition, the Advisor has voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total direct annual Fund operating expenses from exceeding 0.90% for Pro-Blend® Conservative Term Series Class S and 1.10% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Advisor may change or eliminate all or part of its voluntary waiver at any time. For the year ended October 31, 2008, the Advisor waived the following expenses:

Series/Class	Waiver Amount
Pro-Blend® Conservative Term Series Class S	$63,194
Pro-Blend® Conservative Term Series Class I	4
Pro-Blend® Moderate Term Series Class S	56,644
Pro-Blend® Moderate Term Series Class I	24
Pro-Blend® Extended Term Series Class S	44,992
Pro-Blend® Extended Term Series Class I	110
Pro-Blend® Maximum Term Series Class S	180,488
Pro-Blend® Maximum Term Series Class I	1,437

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

102

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases		Sales
Series	Other Issuers	Government	Other Issuers	Government
Pro-Blend® Conservative Term Series	$45,904,249	$41,014,639	$25,297,301	$23,176,110
Pro-Blend® Moderate Term Series	139,590,727	51,549,009	158,596,201	113,897,739
Pro-Blend® Extended Term Series	293,731,890	100,672,331	246,261,359	168,802,423
Pro-Blend® Maximum Term Series	363,742,843	27,105,000	320,197,075	54,766,250

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class S and Class I shares:

	For the Year Ended 10/31/08		For the Year Ended 10/31/07
	Shares	Amount	Shares	Amount

Pro-Blend® Conservative Term Series Class S:
Sold	9,686,341	$115,140,188	4,876,424	$60,404,387
Reinvested	530,547	6,344,345	284,828	3,457,488
Repurchased	(6,391,392)	(75,749,834)	(2,296,456)	(28,414,629)

Total	3,825,496	$45,734,699	2,864,796	$35,447,246

103

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Period 3/28/08 (commencement of operations) to 10/31/08
	Shares		Amount

Pro-Blend® Conservative Term Series Class I:
Sold	8,307		$76,952
Reinvested	—	*	2
Repurchased	(1)		(17)

Total	8,306		$76,937

* Less than 1 share.

	For the Year Ended 10/31/08		For the Year Ended 10/31/07
	Shares	Amount	Shares	Amount

Pro-Blend® Moderate Term Series Class S:
Sold	7,782,766	$96,005,211	9,073,065	$123,510,029
Reinvested	2,667,069	33,443,964	1,322,158	17,558,141
Repurchased	(16,173,088)	(196,886,611)	(5,569,323)	(76,013,590)

Total	(5,723,253)	$(67,437,436)	4,825,900	$65,054,580

	For the Period 3/28/08 (commencement of operations) to 10/31/08
	Shares		Amount

Pro-Blend® Moderate Term Series Class I:
Sold	37,519		$340,954
Reinvested	—	*	2
Repurchased	(91)		(797)

Total	37,428		$340,159

* Less than 1 share.

	For the Year Ended 10/31/08		For the Year Ended 10/31/07
	Shares	Amount	Shares	Amount

Pro-Blend® Extended Term Series Class S:
Sold	11,894,127	$172,115,091	9,943,703	$169,452,954
Reinvested	4,209,783	64,070,176	2,429,935	40,020,138
Repurchased	(13,438,599)	(193,980,336)	(7,131,585)	(120,536,136)

Total	2,665,311	$42,204,931	5,242,053	$88,936,956

104

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

	For the Period 3/28/08 (commencement of operations) to 10/31/08
	Shares	Amount

Pro-Blend® Extended Term Series Class I:
Sold	135,225	$1,358,275
Reinvested	657	6,624
Repurchased	(2,078)	(16,347)

Total	133,804	$1,348,552

	For the Year Ended 10/31/08		For the Year Ended 10/31/07
	Shares	Amount	Shares	Amount

Pro-Blend® Maximum Term Series Class S:
Sold	10,653,804	$166,873,813	14,828,132	$275,616,079
Reinvested	3,228,443	53,214,698	1,211,084	21,749,413
Repurchased	(10,596,526)	(160,847,579)	(5,151,684)	(95,792,095)

Total	3,285,721	$59,240,932	10,887,532	$201,573,397

	For the Period 3/28/08 (commencement of operations) to 10/31/08
	Shares	Amount

Pro-Blend® Maximum Term Series Class I:
Sold	341,941	$3,087,078
Reinvested	1,285	13,150
Repurchased	(7)	(68)

Total	343,219	$3,100,160

6.	FINANCIAL INSTRUMENTS

Each of the Series may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by any of the Series on October 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse

105

Notes to Financial Statements

7.	FOREIGN SECURITIES (continued)

political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and market discount. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	Pro-Blend® Conservative Term Series		Pro-Blend® Moderate Term Series
	For the Year Ended 10/31/08	For the Year Ended 10/31/07	For the Year Ended 10/31/08	For the Year Ended 10/31/07
Ordinary income	3,868,243	$2,566,142	13,982,331	$10,202,367
Long-term capital gains	2,577,655	922,976	19,725,393	7,491,703

	Pro-Blend® Extended Term Series		Pro-Blend® Maximum Term Series
	For the Year Ended 10/31/08	For the Year Ended 10/31/07	For the Year Ended 10/31/08	For the Year Ended 10/31/07
Ordinary income	18,545,376	$16,544,877	23,424,978	$7,856,689
Long-term capital gains	46,871,453	24,181,295	30,412,444	13,987,002

At October 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

	Pro-Blend® Conservative Term Series	Pro-Blend® Moderate Term Series	Pro-Blend® Extended Term Series	Pro-Blend® Maximum Term Series
Cost for federal income tax purposes	$144,545,909	$254,827,089	$519,148,334	$453,039,000
Unrealized appreciation	$2,577,998	$3,008,816	$7,162,765	$2,798,476
Unrealized depreciation	(10,650,670)	(38,725,229)	(102,946,347)	(111,260,146)

Net unrealized depreciation	$(8,072,672)	$(35,716,413)	$(95,783,582)	$(108,461,670)
Undistributed ordinary income	1,882,651	3,168,827	5,263,942	2,357,782
Capital loss carryover	2,125,221	6,948,431	6,778,639	44,378,890

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on October 31, 2016.

106

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but it is not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

107

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

December 12, 2008

108

Supplemental Tax Information (unaudited)

For federal income tax purposes, each of the Series designates for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$325,245
Pro-Blend® Moderate Term Series	2,091,842
Pro-Blend® Extended Term Series	5,124,746
Pro-Blend® Maximum Term Series	4,984,153

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed as capital gains for its taxable year ended October 31, 2008.

Series	Capital Gains
Pro-Blend® Conservative Term Series	2,577,655
Pro-Blend® Moderate Term Series	19,725,393
Pro-Blend® Extended Term Series	46,871,453
Pro-Blend® Maximum Term Series	30,412,444

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	8.0%
Pro-Blend® Moderate Term Series	15.4%
Pro-Blend® Extended Term Series	24.2%
Pro-Blend® Maximum Term Series	42.2%

109

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004 - 2008; Director 1995 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

110

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

111

(THIS PAGE INTENTIONALLY LEFT BLANK)

112

(THIS PAGE INTENTIONALLY LEFT BLANK)

113

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

114

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky, Stephen B. Ashley and Paul A. Brooke. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2008 and 2007 were:

	2008	2007
Audit Fees (a)	$252,435	$164,685

Audit Related Fees (b)	—	—

Tax Fees (c)	86,180	45,345

All Other Fees (d)	—	—

	$338,615	$210,030

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2008 and 2007.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2008	2007
Audit Related Fees	$9,392	$9,092

Tax Fees	5,000	—

	$14,392	$9,092

The Audit Related fees for the years ended October 31, 2008 and 2007 were for 17Ad-13 internal control examinations, a license for proprietary automated financial statement disclosure software and a license for proprietary authoritative financial reporting and assurance literature library software.

The Tax fees for the year ended October 31, 2008 relate to research on the tax implications for various funds holding a certain investment type.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2008 and 2007.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2008 and 2007 were $86,180 and $45,345, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $14,392 and $9,092, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6:	SCHEDULE OF INVESTMENTS

See Investment Portfolios under Item 1 on this Form N-CSR.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1) Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3) Not applicable.

(b) A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 30, 2008

/s/Christine Glavin

Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

December 30, 2008